--------------------------------------------------------------------------------
ING USA ANNUITY AND LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF ING USA ANNUITY AND LIFE INSURANCE COMPANY

DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY PROSPECTUS

                            ING SMARTDESIGN ADVANTAGE

--------------------------------------------------------------------------------

                                                                     MAY 1, 2004

      This prospectus describes ING SmartDesign Advantage, a group and individual deferred variable annuity contract (the "Contract") offered by ING USA Annuity and Life Insurance Company (the "Company," "we" or "our"). The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("non-qualified Contracts").

      The Contract provides a means for you to invest your premium payments and credits, if applicable, in one or more of the available mutual fund investment portfolios. You may also allocate premium payments and credits, if applicable, to our Fixed Account with guaranteed interest periods. Your contract value will vary daily to reflect the investment performance of the investment portfolio(s) you select and any interest credited to your allocations in the Fixed Account. For Contracts sold in some states, some guaranteed interest periods or subaccounts may not be available. The investment portfolios available under your Contract and the portfolio managers are listed on the back of this cover.

      You have a right to return a Contract within 10 days after you receive it for a refund of the adjusted contract value, less credits we added, if applicable, (which may be more or less than the premium payments you paid), or if required by your state, the original amount of your premium payment. Longer free look periods apply in some states and in certain situations.

      REPLACING AN EXISTING ANNUITY WITH THE CONTRACT MAY NOT BE BENEFICIAL TO YOU. YOUR EXISTING ANNUITY MAY BE SUBJECT TO FEES OR PENALTIES ON SURRENDER, AND THE CONTRACT MAY HAVE NEW CHARGES.

      This prospectus provides information that you should know before investing and should be kept for future reference. A Statement of Additional Information ("SAI"), dated, May 1, 2004, has been filed with the Securities and Exchange Commission ("SEC"). It is available without charge upon request. To obtain a copy of this document, write to our Customer Service Center at P.O. Box 9271, Des Moines, Iowa 50306-9271 or call (800) 366-0066, or access the SEC's website (http://www.sec.gov). The table of contents of the SAI is on the last page of this prospectus and the SAI is made part of this prospectus by reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE EXPENSES FOR A CONTRACT PROVIDING A PREMIUM CREDIT, AS THIS CONTRACT DOES, MAY BE HIGHER THAN FOR CONTRACTS NOT PROVIDING A PREMIUM CREDIT. OVER TIME, AND UNDER CERTAIN CIRCUMSTANCES, THE AMOUNT OF THE PREMIUM CREDIT MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE PREMIUM CREDIT.

AN INVESTMENT IN ANY SUBACCOUNT THROUGH A TRUST OR FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY ANY BANK OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE INVESTMENT PORTFOLIOS ARE LISTED ON THE BACK OF THIS COVER.
--------------------------------------------------------------------------------

SmartDesign Advantage -- 131799

The investment portfolios available under your Contract are:

ING INVESTORS TRUST                                             ING VARIABLE PRODUCTS TRUST
  ING American Funds Growth Portfolio                             ING VP Convertible Portfolio (Class S)
  ING American Funds Growth-Income Portfolio                      ING VP Financial Services Portfolio (Class S)
  ING American Funds International Portfolio                      ING VP MagnaCap Portfolio (Class S)
  ING Eagle Asset Capital Appreciation Portfolio (Class S)
  ING Evergreen Health Sciences Portfolio (Class S)             AIM VARIABLE INSURANCE FUNDS
  ING Evergreen Omega Portfolio (Class S)                         AIM V.I. Dent Demographic Trends Fund (Series II)
  ING Janus Special Equity Portfolio (Class S)                    AIM V.I. Growth Fund (Series II)
  ING JPMorgan Small Cap Equity Portfolio (Class S)
  ING Julius Baer Foreign Portfolio (Class S)                   ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
  ING Legg Mason Value Portfolio (Class S)                        AllianceBernstein Growth and Income Portfolio (Class B)
  ING LifeStyle Aggressive Growth Portfolio                       AllianceBernstein Premier Growth Portfolio (Class B)
  ING LifeStyle Growth Portfolio                                  AllianceBernstein Value Portfolio (Class B)
  ING LifeStyle Moderate Growth Portfolio
  ING LifeStyle Moderate Portfolio                              FIDELITY VARIABLE INSURANCE PRODUCTS PORTFOLIO
  ING Liquid Assets Portfolio (Class S)                           Fidelity VIP Contrafund Portfolio (Service Class 2)
  ING Marsico Growth Portfolio (Class S)                          Fidelity VIP Equity-Income Portfolio (Service Class 2)
  ING MFS Research Portfolio (Class S)                            Fidelity VIP Growth Portfolio (Service Class 2)
  ING MFS Total Return Portfolio (Class S)
  ING PIMCO Core Bond Portfolio (Class S)                       INVESCO VARIABLE INVESTMENT FUNDS, INC.
  ING PIMCO High Yield Portfolio (Class A)                        INVESCO VIF - Leisure Fund (Series I)
  ING Salomon Brothers All Cap Portfolio (Class S)                INVESCO VIF - Utilities Fund (Series I)
  ING Salomon Brothers Investors Portfolio (Class S)
  ING T. Rowe Price Equity Income Portfolio (Class S)           JANUS ASPEN SERIES
  ING UBS U.S. Balanced Portfolio (Class S)                       Janus Aspen Series Worldwide Growth Portfolio (Service
  ING Van Kampen Real Estate Portfolio (Class S)                  Class)

ING PARTNERS, INC.                                              PIONEER VARIABLE CONTRACTS TRUST
  ING JP Morgan Fleming International Portfolio                   Pioneer Fund VCT Portfolio (Class II)
  (Service Class)                                                 Pioneer Small Company VCT Portfolio (Class II)
  ING JP Morgan Mid Cap Value Portfolio (Service Class)
  ING MFS Capital Opportunities Portfolio (Service Class)       PROFUNDS VP
  ING MFS Global Growth Portfolio (Service Class)                 ProFund VP Bull
  ING Salomon Brothers Aggressive Growth Portfolio                ProFund VP Europe 30
  (Service Class)                                                 ProFund VP Rising Rates Opportunity
  ING UBS U.S. Large Cap Equity Portfolio (Service Class)         ProFund VP Small-Cap
  ING Van Kampen Comstock Portfolio (Service Class)
                                                                PRUDENTIAL SERIES FUND, INC.
ING VARIABLE INSURANCE TRUST                                      Jennison Portfolio (Class II)
  ING GET U.S. Core Portfolio                                     SP William Blair International Growth Portfolio
  ING VP Worldwide Growth Portfolio                               (Class II)

ING VARIABLE PORTFOLIOS, INC.                                   UBS SERIES TRUST
  ING VP Index Plus LargeCap Portfolio (Class S)                  UBS Allocation Portfolio (Class I)
  ING VP Index Plus MidCap Portfolio (Class S)
  ING VP Index Plus SmallCap Portfolio (Class S)
  ING VP Value Opportunity Portfolio (Class S)

SmartDesign Advantage - 131799

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                     PAGE                                                            PAGE

Index of Special Terms..............................  ii        Death Benefit Choices...............................  34
Fees and Expenses...................................   1          Death Benefit During the Accumulation Phase.......  34
Condensed Financial Information.....................   7              Option Package I..............................  34
  Accumulation Unit.................................   7              Option Package II.............................  34
  The Net Investment Factor.........................   8              Option Package III............................  34
  Performance Information...........................   8              Transfers Between Option Packages.............  37
  Financial Statements..............................   8              Earnings Multiplier Benefit Rider.............  37
ING USA Annuity and Life Insurance Company..........   9          Death Benefit During the Income Phase.............  38
ING USA Separate Account B..........................  10          Continuation After Death-- Spouse.................  38
The Trusts and Funds................................  10          Continuation After Death-- Non-Spouse.............  39
Covered Funds, Special Funds and Excluded Funds.....  13          Required Distributions upon Contract
Charges and Fees....................................  14              Owner's Death.................................  39
  Charge Deduction Subaccount.......................  14        The Income Phase....................................  40
  Charges Deducted from the Contract Value..........  14        Other Contract Provisions...........................  44
      Surrender Charge..............................  14        Other Information...................................  46
      Nursing Home Waiver...........................  14        Federal Tax Considerations..........................  47
      Free Withdrawal Amount........................  15        Statement of Additional Information
      Surrender Charge for Excess Withdrawals.......  15          Table of Contents.................................  55
      Premium Taxes.................................  15        Appendix A
      Administrative Charge.........................  15          Condensed Financial Information...................  A1
      Transfer Charge...............................  15        Appendix B
  Charges Deducted from the Subaccounts.............  16          The Investment Portfolios.........................  B1
      Mortality and Expense Risk Charge.............  16        Appendix C
      Asset-Based Administrative Charge.............  16          The Fixed Account II..............................  C1
      Premium Credit Option Charge..................  16        Appendix D
      Earnings Multiplier Benefit Charge............  16          Fixed Interest Division...........................  D1
      Optional Rider Charges........................  16        Appendix E
  Trust and Fund Expenses...........................  17          Surrender Charge for Excess Withdrawals
The Annuity Contract................................  17              Example.......................................  E1
      Contract Date and Contract Year ..............  17        Appendix F
      Contract Owner................................  17          Withdrawal Adjustment for 5% Roll-Up Death
      Annuitant.....................................  18              Benefit Examples..............................  F1
      Beneficiary...................................  19        Appendix G
      Purchase and Availability of the Contract.....  20          Special Funds and Excluded Funds Examples.........  G1
      Crediting of Premium Payments.................  20        Appendix H
      Additional Credit to Premium..................  22          MGWB Withdrawal Account
      Income Phase Start Date.......................  23              Examples......................................  H1
      Administrative Procedures.....................  23        Appendix I
      Contract Value................................  23          Death Benefits for Pre-November-2003
      Cash Surrender Value..........................  23              Contract Owners...............................  I1
      Surrendering to Receive the Cash                          Appendix J
         Surrender Value............................  24          Projected Schedule of ING GET U.S. Core
      The Subaccounts...............................  24              Portfolio Offerings...........................  J1
      Addition, Deletion or Substitution of
         Subaccounts and Other Changes..............  24
      The Fixed Account.............................  25
      Optional Riders...............................  25
      Other Contracts...............................  27
Withdrawals.........................................  27
Transfers Among Your Investments....................  31

SmartDesign Advantage -- 131799

--------------------------------------------------------------------------------
INDEX OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following special terms are used throughout this prospectus. Refer to the page(s) listed for an explanation of each term:

    SPECIAL TERM                                           PAGE
    --------------------------------------------------------------
    Accumulation Unit                                          7
    Annual Ratchet                                            36
    Annuitant                                                 18
    Cash Surrender Value                                      23
    Contract Date                                             17
    Contract Owner                                            17
    Contract Value                                            23
    Contract Year                                             17
    Covered Funds                                             13
    Earnings Multiplier Benefit                               37
    Excluded Funds                                            13
    Free Withdrawal Amount                                    15
    GET Fund                                                  12
    Income Phase Start Date                                   23
    Net Investment Factor                                      8
    Net Rate of Return                                         8
    Restricted Funds                                          12
    5% Roll-up                                                35
    Special Funds                                             13
    Standard Death Benefit                                    35

The following terms as used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract:

    TERM USED IN THIS PROSPECTUS       CORRESPONDING TERM USED IN THE CONTRACT
    ---------------------------------- -----------------------------------------
    Accumulation Unit Value            Index of Investment Experience
    Annuity Start Date                 Annuity Commencement Date
    Contract Owner                     Owner or Certificate Owner
    Contract Value                     Accumulation Value
    Transfer Charge                    Excess Allocation Charge
    Fixed Interest Allocation          Fixed Allocation
    Free Look Period                   Right to Examine Period
    Guaranteed Interest Period         Guarantee Period
    Subaccount(s)                      Division(s)
    Net Investment Factor              Experience Factor
    Regular Withdrawals                Conventional Partial Withdrawals
    Withdrawals                        Partial Withdrawals

SmartDesign Advantage -- 131799

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES(1)

      Surrender Charge:

           COMPLETE YEARS ELAPSED                  0       1       2       3+
              SINCE PREMIUM PAYMENT
           SURRENDER CHARGE                        6%      5%      4%      0%

         Transfer Charge(2)...............................  $25 per transfer, if you make more than 12 transfers in a contract year

      (1) If you invested in a Fixed Interest Allocation, a Market Value Adjustment may apply to certain transactions. This may increase or decrease your contract value and/or your transfer or surrender amount.

      (2)   We currently do not impose this charge, but may do so in the future.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Trust or Fund fees and expenses.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE(3)

         Administrative Charge.............................................  $30

         (We waive this charge if the total of your premium payments is $50,000 or more or if your contract value at the end of a contract year is $50,000 or more.)

      (3) We deduct this charge on each contract anniversary and on surrender. See "The Income Phase-- Charges Deducted".

SEPARATE ACCOUNT ANNUAL CHARGES(4)


     -------------------------------------------------------------------------------------------------------------------
                                                                   OPTION             OPTION              OPTION
                                                                 PACKAGE I          PACKAGE II         PACKAGE III
     -------------------------------------------------------------------------------------------------------------------
      Mortality & Expense Risk Charge(5)                           1.50%               1.70%              1.85%
      Asset-Based Administrative Charge                            0.15%               0.15%              0.15%
                                                                   ----                ----               ----
          Total                                                    1.65%               1.85%              2.00%
      Optional Asset-Based Premium Credit Charge                   0.60%               0.60%              0.60%
      Total With Optional Premium Credit Charge                    2.25%               2.45%              2.60%
     -------------------------------------------------------------------------------------------------------------------
      GET Fund Guarantee Charge(6)                                 0.50%               0.50%              0.50%
      Total With Optional Premium Credit Charge
          and GET Fund Guarantee Charge                            2.75%               2.95%              3.10%
     -------------------------------------------------------------------------------------------------------------------

      (4) As a percentage of average daily assets in each subaccount. The Separate Account Annual Charges are deducted daily.

SmartDesign Advantage -- 131799

      (5) During the income phase, the Mortality & Expense Risk Charge, on an annual basis, is equal to 1.25% of amounts invested in the subaccounts. The Premium Credit Option Charge is also deducted during the income phase, if otherwise applicable.

      (6) The GET Fund Guarantee Charge is deducted daily during the guarantee period from amounts allocated to the GET Fund investment option. Please see below for a description of the GET Fund guarantee.

OPTIONAL RIDER CHARGES (7)

       EARNINGS MULTIPLIER BENEFIT RIDER CHARGE

           -------------------------------- ------------------------------------
           As an Annual Charge              As a Quarterly Charge
           -------------------------------- ------------------------------------
           0.25% of contract value          0.06% of contract value
           -------------------------------- ------------------------------------

       MINIMUM GUARANTEED ACCUMULATION BENEFIT RIDER:

           ----------------------- ----------------------------------------- -----------------------------------------
           Waiting Period          As an Annual Charge                       As a Quarterly Charge
           ----------------------- ----------------------------------------- -----------------------------------------
           10 Year                 0.65% of the MGAB Charge Base(8)          0.16% of the MGAB Charge Base(8)
           ----------------------- ----------------------------------------- -----------------------------------------

       MINIMUM GUARANTEED WITHDRAWAL BENEFIT RIDER:

           -------------------------------- -------------------------------------
           As an Annual Charge              As a Quarterly Charge
           -------------------------------- -------------------------------------
           0.35% of contract value          0.0875% of contract value
           -------------------------------- -------------------------------------

      (7) We deduct the rider charges from the subaccounts in which you are invested on each quarterly contract anniversary and pro-rata on termination of the Contract; if the value in the subaccounts is insufficient, the rider charge will be deducted from the Fixed Interest Allocation(s) nearest maturity, and the amount deducted may be subject to a Market Value Adjustment.

      (8) The MGAB Charge Base is the total of premiums and credits, if applicable, added during the two-year period commencing on the rider date if you purchase the rider on the contract date, or, your contract value on the rider date plus premiums and credits, if applicable, added during the two-year period commencing on the rider date if you purchased the rider after the contract date, reduced pro-rata for all withdrawals taken while the MGAB rider is in effect, and reduced pro-rata for transfers made during the three year period before the MGAB Date. The MGAB Charge Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of premium (or contract value), subsequent allocation of eligible premium, withdrawals and transfers. Withdrawals and transfers may reduce the applicable MGAB Charge Base by more than the amount withdrawn or transferred.

TRUST OR FUND EXPENSES

The next item shows the minimum and maximum total operating expenses charged by a Trust or Fund that you may pay periodically during the time that you own the Contract. More detail concerning each Trust or Fund's fees and expenses is contained in the prospectus for each Trust or Fund.


      ---------------------------------------------------------------------- ------------------ -----------------
      TOTAL ANNUAL TRUST OR FUND OPERATING EXPENSES (9)                           MINIMUM           MAXIMUM
      ---------------------------------------------------------------------- ------------------ -----------------
      (expenses that are deducted from Trust or Fund assets, including
      management fees, distribution and/or service (12b-1) fees(10), and            0.53%             2.67%
      other expenses):
      ---------------------------------------------------------------------- ------------------ -----------------

      (9) The minimum and maximum total operating expenses charged by a Trust or Fund including applicable expense reimbursement or fee waiver arrangements would be 0.53% to 1.91%. The expense reimbursement or fee arrangement reflected is expected to continue through December 31, 2004.

SmartDesign Advantage -- 131799

      (10) The Company may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the Fund or Trust prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds' affiliates. These additional payments are made by the funds or the funds' affiliates to the Company and do not increase, directly or indirectly, the fees and expenses shown above.

The following table shows the annual operating expenses separately for each Trust or Fund.

FUND EXPENSE TABLE(1)

The column labeled "Total Fund Annual Expenses Without Waivers or Reductions" shows the total annual operating expenses charged by a Trust or Fund, absent expense reimbursement or fee waiver arrangements. The column labeled "Net Fund Annual Expenses After Waivers or Reductions" shows such total annual operating expenses after applicable expense reimbursement or fee waiver arrangements where the Trust or Fund has committed to continue such reimbursement or waiver through December 31, 2004. Expenses shown are actual expenses for the year ended 12/31/03 unless otherwise noted.

                                                                                       TOTAL FUND                 NET FUND
                                                        DISTRIBUTION                ANNUAL EXPENSES                ANNUAL
                                                           AND/OR                       WITHOUT        TOTAL      EXPENSES
                                           INVESTMENT     SERVICE                        WAIVERS      WAIVERS      AFTER
                                            ADVISORY      (12B-1)                          OR           OR       WAIVERS OR
FUND NAME                                     FEES          FEES     OTHER EXPENSES    REDUCTIONS   REDUCTIONS   REDUCTIONS
------------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Dent Demographic Trends Fund      0.85%         0.25%           0.45%         1.55%         0.10%       1.45%
    (Series  II) (8)
  AIM V.I. Growth Fund (Series II) (7)       0.63%         0.25%           0.27%         1.15%         0.00%       1.15%
  AllianceBernstein Growth and Income
    Portfolio (Class B) (9)                  0.63%         0.25%           0.03%         0.91%         0.00%       0.91%
  AllianceBernstein Premier Growth
    Portfolio (Class B) (9)                  1.00%         0.25%           0.05%         1.30%         0.00%       1.30%
  AllianceBernstein Value Portfolio
    (Class B) (9)                            0.75%         0.25%           0.33%         1.33%         0.00%       1.33%
  Fidelity VIP Contrafund Portfolio
    (Service Class 2)                        0.58%         0.25%           0.10%         0.93%         0.00%       0.93%
  Fidelity VIP Equity-Income Portfolio
    (Service Class 2)                        0.48%         0.25%           0.09%         0.82%         0.00%       0.82%
  Fidelity VIP Growth Portfolio (Service
    Class 2)                                 0.58%         0.25%           0.09%         0.92%         0.00%       0.92%
  ING American Funds Growth Portfolio)
    (10)(11)(12)(13)                         0.37%         0.75%           0.05%         1.17%         0.00%       1.17%
  ING American Funds Growth-Income
    Portfolio (10)(11)(12)(13)               0.33%         0.75%           0.04%         1.12%         0.00%       1.12%
  ING American Funds International
    Portfolio (10)(11)(12)(13)               0.57%         0.75%           0.09%         1.41%         0.00%       1.41%
  ING Eagle Asset Capital Appreciation
    Portfolio (Class S) (2)(3)               0.68%         0.25%           0.01%         0.94%         0.00%       0.94%
  ING Evergreen Health Sciences
    Portfolio (Class S)(2)(3)(4)             0.75%         0.25%           0.01%         1.01%         0.00%       1.01%
  ING Evergreen Omega Portfolio (Class
    S) (2)(3)(4)                             0.60%         0.25%           0.01%         0.86%         0.00%       0.86%
  ING GET U.S. Core Portfolio(31)(32)(33)    0.60%         0.25%           0.15%         1.00%         0.00%       1.00%
  ING Janus Special Equity Portfolio
    (Class S) (2)(3)(6)                      0.81%         0.25%           0.01%         1.07%         0.00%       1.07%
  ING JPMorgan Fleming International
    Portfolio (Service Class) (22)           0.80%         0.25%           0.20%         1.25%         0.00%       1.25%
  ING JPMorgan Mid Cap Value Portfolio
    (Service Class) (22)                     0.75%         0.25%           0.35%         1.35%         0.00%       1.35%
  ING JPMorgan Small Cap Equity
    Portfolio (Class S) (2)(3)(6)            0.90%         0.25%           0.00%         1.15%         0.00%       1.15%
  ING Julius Baer Foreign Portfolio
    (Class S) (2)(3)                         1.00%         0.25%           0.01%         1.25%         0.00%       1.25%
  ING Legg Mason Value Portfolio (Class
    S) (2)(3)(6)                             0.81%         0.25%           0.00%         1.06%         0.00%       1.06%
  ING Lifestyle Aggressive Growth
    Portfolio(4)(14)(15)                     1.23%         0.00%           0.05%         1.28%         0.05%       1.23%

SmartDesign Advantage -- 131799

                                                                                       TOTAL FUND                 NET FUND
                                                        DISTRIBUTION                ANNUAL EXPENSES                ANNUAL
                                                           AND/OR                       WITHOUT        TOTAL      EXPENSES
                                           INVESTMENT     SERVICE                        WAIVERS      WAIVERS      AFTER
                                            ADVISORY      (12B-1)                          OR           OR       WAIVERS OR
FUND NAME                                     FEES          FEES     OTHER EXPENSES    REDUCTIONS   REDUCTIONS   REDUCTIONS
------------------------------------------------------------------------------------------------------------------------------
  ING Lifestyle Growth
    Portfolio(4)(14)(15)                     1.18%         0.00%           0.05%         1.23%         0.05%       1.18%
  ING Lifestyle Moderate Growth
    Portfolio(4)(14)(15)                     1.13%         0.00%           0.05%         1.18%         0.05%       1.13%
  ING Lifestyle Moderate
    Portfolio(4)(14)(15)                     1.05%         0.00%           0.05%         1.10%         0.05%       1.05%
  ING Liquid Assets Portfolio(Class S)
    (2)(3)                                   0.27%         0.25%           0.01%         0.53%         0.00%       0.53%
  ING Marsico Growth Portfolio (Class S)
    (2)(3)(6)                                0.79%         0.25%           000%          1.04%         0.00%       1.04%
  ING MFS Capital Opportunities
    Portfolio (Service Class)                0.65%         0.25%           0.00%         0.90%         0.00%       0.90%
  ING MFS Global Growth Portfolio
    (Service Class)                          0.60%         0.00%           0.85%         1.45%         0.00%       1.45%
  ING MFS Research Portfolio
    (Class S) (2)(3)(5)(6)                   0.64%         0.25%           0.01%         0.90%         0.00%       0.90%
  ING MFS Total Return Portfolio (Class
    S) (2)(3)(5)(6)                          0.64%         0.25%           0.01%         0.90%         0.00%       0.90%
  ING PIMCO Core Bond Portfolio (Class
    S) (2)(3)                                0.61%         0.25%           0.01%         0.87%         0.00%       0.87%
  ING PIMCO High Yield Portfolio Class
    A) (2)(3)(4)                             0.49%         0.25%           0.01%         0.75%         0.00%       0.75%
  ING Salomon Brothers Aggressive Growth
    Portfolio (Service Class) (22)           0.70%         0.25%           0.13%         1.08%         0.00%       1.08%
  ING Salomon Brothers All Cap Portfolio
    (Class S) (2)(3)(6)                      0.75%         0.25%           0.00%         1.00%         0.00%       1.00%
  ING Salomon Brothers Investors
    Portfolio (Class S) (2)(3)               0.75%         0.25%           0.00%         1.00%         0.00%       1.00%
  ING T. Rowe Price Equity Income
    Portfolio (Class S) (2)(3)(6)            0.68%         0.25%           0.01%         0.94%         0.00%       0.94%
  ING UBS U.S. Balanced Portfolio (Class
    S) (2)(3)                                0.75%         0.25%           0.01%         1.01%         0.00%       1.01%
  ING UBS U.S. Large Cap Equity
    Portfolio (Service Class)(22)            0.70%         0.25%           0.15%         1.10%         0.00%       1.10%
  ING Van Kampen Comstock Portfolio
    (Service Class) (22)(23)                 0.60%         0.25%           0.35%         1.20%         0.07%       1.13%
  ING Van Kampen Real Estate Portfolio
    (Class S) (2)(3)                         0.68%         0.25%           0.00%         0.93%         0.00%       0.93%
  ING VP Convertible Portfolio (Class S)
    (18)(19)(20)                             0.75%         0.25%           1.17%         2.17%         1.07%       1.10%
  ING VP Financial Services Portfolio
    (Class S) (18)(19)(20)                   0.75%         0.25%           0.15%         1.15%         0.10%       1.05%
  ING VP Index Plus MidCap Portfolio
    (Class S) (16)(17)                       0.40%         0.25%           0.10%         0.75%         0.00%       0.75%
  ING VP Index Plus SmallCap Portfolio
    (Class S) (16)(17)                       0.40%         0.25%           0.15%         0.80%         0.00%       0.80%
  ING VP MagnaCap Portfolio (Class S)
    (18)(19)(20)(21)                         0.75%         0.25%           0.40%         1.40%         0.29%       1.11%
  ING VP Value Opportunity Portfolio
    (Class S) (16)(17)                       0.60%         0.25%           0.10%         0.95%         0.00%       0.95%
  ING VP Worldwide Growth Portfolio
    (29)(30)                                 1.00%         0.25%           0.50%         1.75%         0.52%       1.23%
  INVESCO VIF-- Leisure Fund (Series I)
    (25)(26)(27)                             0.75%         0.00%           1.09%         1.84%         0.54%       1.30%
  INVESCO VIF-- Utilities Fund (Series
    I) (25)(26)(28)                          0.60%         0.00%           0.55%         1.15%         0.00%       1.15%
  Janus Aspen Series Worldwide Growth
    Portfolio (Service Class)                0.65%         0.25%           0.06%         0.96%         0.00%       0.96%
  Jennison Portfolio (Class II)              0.60%         0.25%           0.19%         1.04%         0.00%       1.04%
  Pioneer Fund VCT Portfolio
    (Class II)                               0.65%         0.25%           0.10%         1.00%         0.00%       1.00%
  Pioneer Small Company VCT Portfolio
    (Class II) (24)                          0.75%         0.25%           1.67%         2.67%         1.15%       1.52%
  ProFund VP Bull                            0.75%         0.25%           0.87%         1.87%         0.00%       1.87%
  ProFund VP Europe 30                       0.75%         0.25%           0.91%         1.91%         0.00%       1.91%
  ProFund VP Rising Rates Opportunity        0.75%         0.25%           0.91%         1.91%         0.00%       1.91%
  ProFund VP Small-Cap                       0.75%         0.25%           0.73%         1.73%         0.00%       1.73%
  SP William Blair International Growth
    Portfolio (Class II)                     0.85%         0.25%           0.44%         1.54%         0.00%       1.54%

SmartDesign Advantage -- 131799

Footnotes to the "Fund Expense Table"

(1) The Company may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in this Fund Expense Table and the fund prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds' affiliates. These additional payments are made by the funds or the funds' affiliates to the Company and do not increase, directly or indirectly, the fees and expenses shown above. See "Fees - Fund Expenses" for additional information.

(2) The table above shows the estimated operating expenses for Class S Shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Portfolio's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any. "Distribution and/or Service (12b-1) Fees" includes a Shareholder Service Fee of 0.25%.

(3) Through a "bundled fee" arrangement, Directed Services, Inc. (DSI), the Trust's manager, is paid a single fee for advisory, administrative, custodial, transfer agency, auditing and legal services necessary for the ordinary operation of the Portfolio. The Portfolios would bear any extraordinary expenses.

(4)   Because the Portfolio is new, expenses, shown above, are estimated.

(5) DSI has voluntarily agreed to waive a portion of its management fee for certain Portfolios. Including these waivers, the "Net Fund Annual Expenses After Waivers or Reductions" for the year ended December 31, 2003, would have been 0.89% for ING MFS Research Portfolios and 0.90% for ING MFS Total Return Portfolio. This arrangement may be discontinued by DSI at any time.

(6) A portion of the brokerage commissions that the Portfolios pay is used to reduce each Portfolio's expenses. Including these reductions and the MFS voluntary management fee waiver the "Net Fund Annual Expenses After Waivers or Reductions" for the year ended December 31, 2003 would have been 1.04% for ING Janus Special Equity, 1.14% for ING JPMorgan Small Cap Equity, 1.05% for ING Legg Mason Value, 1.02% for ING Marsico Growth, 0.84% for ING MFS Research, 0.89% for ING MFS Total Return, 0.98% for ING Salomon Brothers All Cap and 0.93% for ING T. Rowe Price Equity Income. This arrangement may be discontinued at any time.

(7) As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the "Total Fund Annual Expenses Without Waivers or Reductions" has been restated to reflect current expenses.

(8) The Fund's advisor and/or distributor have contractually agreed to waive advisory fees or reimburse expenses of Series II shares to the extent necessary to limit the "Total Fund Annual Expenses Without Waivers or Reductions" (excluding certain items discussed below) to 1.45% for AIM V.I. Dent Demographic Trends Fund. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Fund Annual Expenses Without Waivers or Reductions" to exceed the 1.45% cap for AIM V.I. Dent Demographic Trends Fund: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. These expense limitation agreements are in effect through December 31, 2005 for AIM V.I. Dent Demographic Trends Fund.

(9) Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fees. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years.

(10) This table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.

(11) Pursuant to its investment management agreement with the Trust, ING Investments, LLC may charge an annual advisory fee at asset levels that are the same as the current asset levels of the Master Funds equal to 0.37% for ING American Funds Growth Portfolio, 0.33% for ING American Funds Growth-Income Portfolio and 0.57% for ING American Funds International Portfolio of the average daily net assets if the respective Portfolio does not invest substantially all of its assets in another investment company. If a Portfolio invests substantially all of its assets in another investment company, ING Investments, LLC does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.

(12) Shares of each ING American Funds Portfolio are subject to a Rule 12b-1 fee at an annual rate of 0.50% of average daily net assets payable to Directed Services, Inc. (DSI). In addition, Class 2 Shares of each of the ING American Funds Growth Portfolio, the ING American Funds Growth-Income Portfolio and the ING American Funds International Portfolio pay 0.25% of average net assets annually pursuant to a Plan of Distribution or 12b-1 plan. Shareholders of the Class 2 Shares of the Master Funds pay only their proportionate share of 12b-1 plan expenses.

(13) "Other Expenses" are estimated because the Portfolios did not have a full year of operations as of December 31, 2003.

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                                        5

(14) The table reflects the aggregate annual operating expense for these Portfolios. The expenses are derived by using a weighted average of the fees imposed by each of the portfolios underlying the Portfolios and adding to that average fee, an investment advisory fee of 0.14% and other expenses of 0.05% for each Portfolio. Because the annual net operating expenses of each underlying portfolio will vary from year to year, the expenses paid by a Portfolio may vary from year to year. For more information regarding the expenses of the underlying portfolios, please see the Fund's prospectus

(15) ING Investments, LLC, the investment adviser to each Portfolio, has entered into written expense limitation agreements with each Portfolio under which it will limit expenses of each Portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Portfolio's expenses waived, reimbursed or recouped during the last fiscal year by ING is shown under the heading "Total Waivers or Reductions." For each Portfolio, the expense limits will continue through at least May 3, 2005. For further information regarding the expense limitation agreements, see the Fund's prospectus.

(16) The table above shows the estimated operating expenses for Class S shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Portfolio's actual operating expenses, annualized, for the Portfolio's most recently completed fiscal year and fee waivers to which the Portfolio's investment adviser has agreed for each Portfolio.

(17) ING Investments, LLC, the investment adviser to each Portfolio, entered into written expense limitation agreements with each Portfolio under which it will limit expenses of the Portfolios, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by the adviser within three years. The amount of each Portfolio's expenses waived, reimbursed or recouped during the last fiscal year by the adviser is shown under "Total Waivers or Reductions" in the table above. The expense limit for each Portfolio is shown as "Net Fund Annual Expenses After Waivers or Reductions" in the table above. For each Portfolio, the expense limits will continue through at least December 31, 2004. For further information regarding the expense limitation agreements, see the Fund's prospectus.

(18) The above table shows the estimated operating expenses for Class S shares of each Portfolio as a ratio of expenses to average daily net assets. With the exception of the ING VP Financial Services Portfolio these estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which the Portfolio's investment adviser has agreed for each Portfolio. For the ING VP Financial Services Portfolio, which had not commenced operations prior to December 31, 2003, the Portfolio's fiscal year end, expenses are based on estimated amounts for the current year.

(19) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets which is included in "Other Expenses" in the above table. For the ING VP Financial Services Portfolio, which had not commenced operations prior to December 31, 2003, the Portfolio's fiscal year end, "Other Expenses" are based on estimated amounts for the current fiscal year. For all other Portfolios estimated "Other Expenses" are based on each Portfolio's actual Other Expenses for its most recently completed fiscal year.

(20) ING Investments, LLC, the investment adviser to each Portfolio, has entered into a written expense limitation agreement with each Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by the adviser within three years. The amount of each Portfolio's expenses waived, reimbursed or recouped during the last fiscal year by the adviser is shown under the heading, "Total Waivers or Reductions" in the above table. For each Portfolio e , the expense limits will continue through at least December 31, 2004. For further information regarding the expense limitation agreements, see the Fund's prospectus.

(21) "Other Expenses", "Total Fund Annual Expenses Without Waivers or Reductions" and "Net Fund Annual Expenses After Waivers or Reductions" in the above table exclude a one-time merger fee of 0.06% incurred in connection with the merger of another investment company into ING VP MagnaCap Portfolio.

(22) "Other Expenses" shown in the above table include a Shareholder Services fee of 0.25%.

(23) The Administrator of the Fund has contractually agreed to waive all or a portion of its administrative services fees and/or reimburse administrative expenses for the Van Kampen Comstock Portfolio so that the "Total Fund Annual Expenses Without Waivers or Reductions" for this Portfolio shall not exceed 1.13%, through April 30, 2005. Without this waiver, the "Total Fund Annual Expenses Without Waivers or Reductions" would be 1.20% for Van Kampen Comstock.

(24) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2005 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.25% (Pioneer Small Company VCT Portfolio) of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares.

(25) The Fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, "Other Expenses" have been restated to reflect the changes in fees under the new agreements.

SmartDesign Advantage -- 131799

(26) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

(27) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I shares to the extent necessary to limit "Total Fund Annual Expenses Without Waivers or Reductions" (excluding certain items discussed below) to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the "Total Fund Annual Expenses Without Waivers or Reductions" to exceed the 1.30% cap:
      (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through December 31, 2005.

(28) As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the "Total Fund Annual Expenses Without Waivers or Reductions" have been restated to reflect current expenses.

(29) The above table shows the estimated operating expenses of each Portfolio as a ratio of expenses to average daily net assets. These estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which the Portfolio's investment adviser has agreed for each Portfolio. ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets which is included in Other Expenses in the above table. Estimated Other Expenses are based on each Portfolio's actual Other Expenses for its most recently completed fiscal year.

(30) ING Investments, LLC, the investment adviser to each Portfolio, has entered into a written expense limitation agreement with each Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by the adviser within three years. The amount of each Portfolio's expenses waived, reimbursed or recouped during the last fiscal year by the adviser is shown under Fees and Expenses Waived or Reimbursed in the above table. For each Portfolio except ING VP Emerging Markets, the expense limits will continue through at least December 31, 2004. For ING VP Emerging Markets Portfolio the expense limits will continue through at least December 5, 2004. For further information regarding the expense limitation agreements, see the Fund's prospectus.

(31) Investments are accepted into the ING GET U.S. Core Portfolio only during the Offering Period. See Appendix __ in the contract prospectus for a listing of Offering and Guarantee Periods for projected ING GET U.S. Core Portfolio offerings.

(32) The table above shows the estimated operating expenses during the Guarantee Period for the Series as a ratio of expenses to average daily net assets. Expenses during the Offering Period are: 0.25% Management (Advisory) Fees; 0.25% 12b-1 Fee; 0.15% Other Expenses; and 0.65% Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses. Pursuant to a Plan of Distribution adopted by the Series under Rule 12b-1 under the 1940 Act, the Series pays ING Funds Distributor, LLC (the "Distributor") an annual fee of up to 0.25% of average daily net assets attributable to the Series' shares. The distribution fee may be used by the Distributor for the purpose of promoting the sale of the Series' shares and providing certain related services. For additional information, please see the Series' SAI.

(33) ING Investments, LLC, the investment adviser to the Series, has entered into an expense limitation contract with the Series under which it will limit expenses of the Series, excluding expenses such as interest, taxes, brokerage and extraordinary expenses, through December 31, 2004. The expense limit for the Series is shown as "Net Annual Fund Operating Expenses" in the table above. For further information regarding the expense limitation agreements, see the Fund's prospectus.

pro-rata Premium taxes (which currently range from 0% to 3.5% of premium payments) may apply, but are not reflected in the tables above or in the example below.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and Trust or Fund fees and expenses.

SmartDesign Advantage -- 131799

The example assumes that you invest $10,000, plus a credit of $200, in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Trusts or Funds. Specifically, the example assumes election of Option Package III, election of the premium credit rider with a charge of 0.60% of the contract value annually, election of the earnings multiplier benefit rider with a charge of 0.25% of contract value annually and election of the Minimum Guaranteed Accumulation Benefit rider with a charge of 0.65% of contract value annually. The example reflects the deduction of a mortality and expense risk charge, an asset-based administrative charge, and the annual contract administrative charge as an annual charge of 0.01% of assets. If you elect different options, your expenses will be lower. Note that surrender charges may apply if you choose to annuitize your Contract within the first contract year.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
1) If you surrender your contract at the end of the applicable time period:

     1 year               3 years              5 years              10 years
     $1,212               $2,414               $3,586                $5,862

2)   If you annuitize at the end of the applicable time period:

     1 year               3 years              5 years              10 years
     $619                 $1,836               $3,022                $5,862

3)   If you do not surrender your contract:

     1 year               3 years              5 years              10 years
     $619                 $1,836               $3,022                $5,862
--------------------------------------------------------------------------------

Compensation is paid for the sale of the Contracts. For information about this compensation, see "Selling the Contract."

--------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

ACCUMULATION UNIT

We use accumulation units to calculate the value of a Contract. Each subaccount of Separate Account B has its own accumulation unit value. The accumulation units are valued each business day that the New York Stock Exchange is open for trading. Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable investment portfolio. Shares in the investment portfolios are valued at their net asset value.

Tables containing (i) the accumulation unit value history of each subaccount of ING USA Separate Account B offered in this prospectus and (ii) the total investment value history of each such subaccount are presented in Appendix A -- Condensed Financial Information. The numbers show the year-end unit values of each subaccount from the time purchase payments were first received in the subaccounts under the Contract.

THE NET INVESTMENT FACTOR

The Net Investment Factor is an index number which reflects certain charges under the Contract and the investment performance of the subaccount. The Net Investment Factor is calculated for each subaccount as follows:

SmartDesign Advantage -- 131799

      1) We take the net asset value of the subaccount at the end of each business day.

      2) We add to (1) the amount of any dividend or capital gains distribution declared for the subaccount and reinvested in such subaccount. We subtract from that amount a charge for our taxes, if any.

      3) We divide (2) by the net asset value of the subaccount at the end of the preceding business day.

      4) We then subtract the applicable daily mortality and expense risk charge, the daily asset-based administrative charge and the daily premium credit option charge, if applicable, from the subaccount and, for the GET Fund subaccount only, the daily GET Fund guarantee charge.

Calculations for the subaccounts are made on a per share basis.

The Net Rate of Return equals the Net Investment Factor minus one.

PERFORMANCE INFORMATION

From time to time, we may advertise or include in reports to contract owners performance information for the subaccounts of Separate Account B, including the average annual total return performance, yields and other nonstandard measures of performance. Such performance data will be computed, or accompanied by performance data computed, in accordance with standards defined by the SEC.

Except for the Liquid Assets subaccount, quotations of yield for the subaccounts will be based on all investment income per unit (contract value divided by the accumulation unit) earned during a given 30-day period, less expenses accrued during such period. Information on standard total average annual return performance will include average annual rates of total return for 1, 5 and 10 year periods, or lesser periods depending on how long Separate Account B has been investing in the portfolio. We may show other total returns for periods of less than one year. Total return figures will be based on the actual historic performance of the subaccounts of Separate Account B, assuming an investment at the beginning of the period when the separate account first invested in the portfolio and withdrawal of the investment at the end of the period, adjusted to reflect the deduction of all applicable portfolio and current contract charges. We may also show rates of total return on amounts invested at the beginning of the period with no withdrawal at the end of the period. Total return figures which assume no withdrawals at the end of the period will reflect all recurring charges, but will not reflect the surrender charge. In addition, we may present historic performance data for the investment portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts of Separate Account B. This data is designed to show the performance that would have resulted if the Contract had been in existence before the separate account began investing in the portfolios.

Current yield for the Liquid Assets subaccount is based on income received by a hypothetical investment over a given 7-day period, less expenses accrued, and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks). We calculate "effective yield" for the Liquid Assets subaccount in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will thus be slightly higher than the "yield" because of the compounding effect of earnings. We calculate quotations of yield for the remaining subaccounts on all investment income per accumulation unit earned during a given 30-day period, after subtracting fees and expenses accrued during the period, assuming no surrender. YOU SHOULD BE AWARE THAT THERE IS NO GUARANTEE THAT THE LIQUID ASSETS SUBACCOUNT WILL HAVE A POSITIVE OR LEVEL RETURN.

We may compare performance information for a subaccount to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, or any other applicable market indices, (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies), or any other rating service, and
(iii) the Consumer Price Index (measure for inflation) to determine the real rate of return of an investment in the Contract. Our reports and

SmartDesign Advantage -- 131799
promotional literature may also contain other information including the ranking of any subaccount based on rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by similar rating services.

Performance information reflects only the performance of a hypothetical contract and should be considered in light of other factors, including the investment objective of the investment portfolio and market conditions. Please keep in mind that past performance is not a guarantee of future results.

FINANCIAL STATEMENTS

The statement of assets and liabilities of Separate Account B as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended are included in the Statement of Additional Information. The consolidated financial statements and schedules of ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company) as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 are included in the Statement of Additional Information.

--------------------------------------------------------------------------------
ING USA ANNUITY AND LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

ING USA Annuity and Life Insurance Company ("ING USA")(formerly Golden American Life Insurance Company) is an Iowa stock life insurance company, which was originally incorporated in Minnesota on January 2, 1973. ING USA is a wholly owned subsidiary of Lion Connecticut Holdings Inc. ("Lion Connecticut") which in turn is a wholly owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in The Netherlands. ING USA is authorized to sell insurance and annuities in all states, except New York, and the District of Columbia. ING USA's consolidated financial statements appear in the Statement of Additional Information.

Lion Connecticut is the holding company for Directed Services, Inc., the investment manager of the ING Investors Trust and the distributor of the Contracts, and other interests. ING also owns ING Investments, LLC and ING Investment Management, LLC, portfolio managers of the ING Investors Trust, and the investment managers of the ING Variable Insurance Trust and ING Variable Products Trust and ING Variable Product Portfolios, respectively. ING also owns Baring International Investment Limited, another portfolio manager of the ING Investors Trust.

Our principal office is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

--------------------------------------------------------------------------------
ING USA ANNUITY AND LIFE INSURANCE COMPANY SEPARATE ACCOUNT B
--------------------------------------------------------------------------------

ING USA Separate Account B ("Separate Account B") was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Separate Account B is a separate investment account used for our variable annuity contracts. We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Separate Account B is divided into subaccounts. Each subaccount invests exclusively in shares of one investment portfolio of a Trust or Fund. Each investment portfolio has its own distinct investment objectives and policies. Income, gains and losses, realized or unrealized, of a portfolio are credited to or charged against the corresponding subaccount of Separate Account B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable

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

annuity contracts supported by Separate Account B. If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits and make all payments provided under the Contracts.

NOTE: We currently offer other variable annuity contracts that invest in Separate Account B but are not discussed in this prospectus. Separate Account B may also invest in other investment portfolios which are not available under your Contract. Under certain circumstances, we may make certain changes to the subaccounts. For more information, see "The Annuity Contract -- Addition, Deletion, or Substitution of Subaccounts and Other Changes."

--------------------------------------------------------------------------------
THE TRUSTS AND FUNDS
--------------------------------------------------------------------------------

YOU WILL FIND DETAILED INFORMATION ABOUT THE TRUSTS AND FUNDS CURRENTLY AVAILABLE UNDER YOUR CONTRACT IN APPENDIX B -- THE INVESTMENT PORTFOLIOS. A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH TRUST OR FUND MAY BE OBTAINED BY CALLING OUR CUSTOMER SERVICE CENTER AT 800-366-0066. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Certain funds are designated as "Master-Feeder" or "LifeStyle Funds". Funds offered in a Master-Feeder structure (such as the American Funds) or fund of funds structure (such as the LifeStyle Funds) may have higher fees and expenses than a fund that invests directly in debt and equity securities. See "Trust and Fund Expenses" Also, you should discuss with your registered representative whether the LifeStyle Funds are appropriate for you, particularly if you are a conservative investor.

In the event that, due to differences in tax treatment or other considerations, the interests of contract owners of various contracts participating in the Trusts or Funds conflict, we, the Boards of Trustees or Directors of the Trusts or Funds, and any other insurance companies participating in the Trusts or Funds will monitor events to identify and resolve any material conflicts that may arise.

ING GET U.S. CORE  PORTFOLIO

An ING GET U.S. Core Portfolio ("GET Fund") series may be available during the accumulation phase of the Contract. We make a guarantee, as described below, when you allocate money into a GET Fund series. Each GET Fund series has an offering period of three months which precedes the guarantee period. The GET Fund investment option may not be available under your Contract or in your state. YOU MAY NOT ALLOCATE MONEY INTO A GET FUND SERIES IF YOU ELECT THE MINIMUM GUARANTEED ACCUMULATION BENEFIT RIDER.

Various series of the GET Fund may be offered from time to time., and additional charges will apply if you elect to invest in one of these series. Please see Appendix J for a projected schedule of GET Fund Series Offerings. The Company makes a guarantee when you direct money into a GET Fund series. We guarantee that the value of an accumulation unit of the GET Fund subaccount for that series under the Contract on the maturity date will not be less than its value as determined after the close of business on the last day of the offering period for that GET Fund series. If the value on the maturity date is lower than it was on the last day of the offering period, we will add funds to the GET Fund subaccount for that series to make up the difference. This means that if you remain invested in the GET Fund series until the maturity date, at the maturity date, you will receive no less than the value of your separate account investment directed to the GET Fund series as of the last day of the offering period, less charges not reflected in the accumulation unit value, including any charges deducted for the earnings multiplier benefit rider, and any amounts you transfer or withdraw from the GET Fund subaccount for that series. The value of dividends and distributions made by the GET Fund series throughout the guarantee period is taken into account in determining whether, for purposes of the guarantee, the value of your GET Fund investment on the maturity date is no less than its value as of the last day of the offering period. If you withdraw or transfer funds from a GET Fund series prior to the maturity date, we will process the

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

transactions at the actual unit value next determined after we receive your request. The GET Fund subaccount is not available for dollar cost averaging or automatic rebalancing.

Before the maturity date, we will send a notice to each contract owner who has allocated amounts to the GET Fund series. This notice will remind you that the maturity date is approaching and that you must choose other investment options for your GET Fund series amounts. If you do not make a choice, on the maturity date we will transfer your GET Fund series amounts to another available series of the GET Fund that is then accepting deposits. If no GET Fund series is then available, we will transfer your GET Fund series amounts to the fund or funds that we designate.

Please see the ING GET U.S. Core Portfolio prospectus for a complete description of the GET Fund investment option, including charges and expenses.

RESTRICTED FUNDS

We may designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund. We may establish any such limitation, at our discretion, as a percentage of premium or contract value or as a specified dollar amount and change the limitation at any time. Currently, we have not designated any investment option as a Restricted Fund. We may, with 30 days notice to you, designate any investment portfolio as a Restricted Fund or change the limitations on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. If a change is made with regard to designation as a Restricted Fund or applicable limitations, such change will apply only to transactions effected after such change.

We limit your investment in the Restricted Funds on both an aggregate basis for all Restricted Funds and for each individual Restricted Fund. The aggregate limits for investment in all Restricted Funds are expressed as a percentage of contract value, percentage of premium and maximum dollar amount. Currently, your investment in two or more Restricted Funds would be subject to each of the following three limitations: no more than 30 percent of contract value, up to 100 percent of each premium and no more than $999,999,999. We may change these limits, in our discretion, for new contracts, premiums, transfers or withdrawals.

We also limit your investment in each individual Restricted Fund. The limits for investment in each Restricted Fund are expressed as a percentage of contract value, percentage of premium and maximum dollar amount. Currently, the limits for investment in an individual Restricted Fund are the same as the aggregate limits set forth above. We may change these limits, in our discretion, for new contracts, premiums, transfers or withdrawals.

We monitor the aggregate and individual limits on investments in Restricted Funds for each transaction (e.g. premium payments, reallocations, withdrawals, dollar cost averaging). If the contract value in the Restricted Fund has increased beyond the applicable limit due to market growth, we will not require the reallocation or withdrawal of contract value from the Restricted Fund. However, if an aggregate limit has been exceeded, withdrawals must be taken either from the Restricted Funds or taken pro-rata from all investment options in which contract value is allocated, so that the percentage of contract value in the Restricted Funds following the withdrawal is less than or equal to the percentage of contract value in the Restricted Funds prior to the withdrawal.

We will not permit a transfer to the Restricted Funds to the extent that it would increase the contract value in the Restricted Fund or in all Restricted Funds to more than the applicable limits set forth above. We will not limit transfers from Restricted Funds. If the result of multiple reallocations is to lower the percentage of total contract value in Restricted Funds, the reallocation will be permitted even if the percentage of contract value in a Restricted Fund is greater than its limit.

Please see "Withdrawals" and "Transfers Among Your Investments" in this prospectus for more information on the effect of Restricted Funds.

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

--------------------------------------------------------------------------------
COVERED FUNDS, SPECIAL FUNDS AND EXCLUDED FUNDS
--------------------------------------------------------------------------------

For purposes of determining death benefits and benefits under the optional benefit rider (but not the earnings multiplier benefit rider), we assign the investment options to one of three categories of funds. The categories are:

      1) Covered Funds;

      2) Special Funds; and

      3) Excluded Funds.

Allocations to Covered Funds participate fully in all guaranteed benefits. Allocations to Special Funds could affect the death benefit and/or optional benefit rider guarantee that may otherwise be provided. Allocations to Excluded Funds do not participate in any guaranteed benefits due to their potential for volatility.

Designation of investment options under these categories may vary by benefit. For example, we may designate an investment option a Special Fund for purposes of calculating a benefit under the optional benefit rider, but not a death benefit, or for calculating one death benefit and not another. We may, with 30 days notice to you, designate any investment option as a Special or Excluded Fund with respect to new premiums added to such investment option, with respect to new transfers to such investment option and with respect to the death benefits and/or optional benefit rider to which such designation applies. Selecting a Special or Excluded Fund may limit or reduce the death benefit and/or the minimum guaranteed accumulation benefit. Please see Appendix G for examples.

--------------------------------------------------------------------------------
CHARGES AND FEES
--------------------------------------------------------------------------------

We deduct the Contract charges described below to compensate us for our cost and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for distributing and administering the Contracts, including compensation and expenses paid in connection with sales of the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. The amount of a Contract charge will not always correspond to the actual costs associated with the charge. For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided. In the event there are any profits from fees and charges deducted under the Contract, including the mortality and expense risk charge and rider and benefit charges, we may use such profits to finance the distribution of Contracts.

CHARGE DEDUCTION SUBACCOUNT

You may elect to have all charges against your contract value deducted directly from a single subaccount designated by the Company. Currently we use the Liquid Assets subaccount for this purpose. If you do not elect this option, or if the amount of the charges is greater than the amount in the designated subaccount, the charges will be deducted as discussed below. You may cancel this option at any time by sending satisfactory notice to our Customer Service Center.

CHARGES  DEDUCTED FROM THE CONTRACT  VALUE

We deduct the following charges from your contract value:

     SURRENDER CHARGE. We will deduct a contingent deferred sales charge (a "surrender charge") if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the 3-year period from the date we receive and accept a premium payment. The surrender charge is based on a percentage of each premium payment withdrawn. This charge is intended to cover sales expenses that we have incurred. The surrender charge is based on the total amount withdrawn, including the amount

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

deducted for the surrender charge. It is deducted from the contract value remaining after you have received the amount requested for withdrawal, not from the amount you requested as a withdrawal. We may in the future reduce or waive the surrender charge in certain situations and will never charge more than the maximum surrender charges. The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment withdrawn as follows:

     COMPLETE YEARS ELAPSED                    0       1       2       3+
         SINCE PREMIUM PAYMENT
     SURRENDER CHARGE                         6%       5%      4%      0%

     NURSING HOME WAIVER. You may withdraw all or a portion of your contract value without a surrender charge if:

      (1)   more than one contract year has elapsed since the contract date;

      (2) the withdrawal is requested within three years of your admission to a licensed nursing care facility; and

      (3) you have spent at least 45 consecutive days in such nursing care facility.

We will not waive the early withdrawal charge if you were in a nursing care facility for at least one day during the two week period immediately preceding or following the contract date. It will also not apply to Contracts where prohibited by state law. Please note that these withdrawals are subject to the premium credit recapture provisions.

     FREE WITHDRAWAL AMOUNT. The Free Withdrawal Amount is 10% of contract value, based on the contract value on the date of the withdrawal. Under Option Package III, any unused percentage of the 10% Free Withdrawal Amount from a contract year will carry forward into successive contract years, based on the percentage remaining at the time of the last withdrawal in that contract year. In no event will the free withdrawal amount at any time exceed 30% of contract value.

     SURRENDER CHARGE FOR EXCESS WITHDRAWALS. We will deduct a surrender charge for excess withdrawals, which may include a withdrawal you make to satisfy required minimum distribution requirements under the code. We consider a withdrawal to be an "excess withdrawal" when the amount you withdraw in any contract year exceeds the Free Withdrawal Amount. Where you are receiving systematic withdrawals, any combination of regular withdrawals taken and any systematic withdrawals expected to be received in a contract year will be included in determining the amount of the excess withdrawal. Such a withdrawal will be considered a partial surrender of the Contract and we will impose a surrender charge and any associated premium tax. We will deduct such charges from the contract value in proportion to the contract value in each subaccount or Fixed Interest Allocation from which the excess withdrawal was taken. In instances where the excess withdrawal equals the entire contract value in such subaccounts or Fixed Interest Allocations, we will deduct charges proportionately from all other subaccounts and Fixed Interest Allocations in which you are invested. ANY WITHDRAWAL FROM A FIXED INTEREST ALLOCATION MORE THAN 30 DAYS BEFORE ITS MATURITY DATE WILL TRIGGER A MARKET VALUE ADJUSTMENT.

For the purpose of calculating the surrender charge for an excess withdrawal: a) we treat premiums as being withdrawn on a first-in, first-out basis; and b) amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments. We have included an example of how this works in Appendix E. Earnings for purposes of calculating the surrender charge for excess withdrawals may not be the same as earnings under federal tax law.

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

     PREMIUM TAXES. We may make a charge for state and local premium taxes depending on your state of residence. The tax can range from 0% to 3.5% of the premium payment. We have the right to change this amount to conform with changes in the law or if you change your state of residence.

We deduct the premium tax from your contract value on the annuity start date. However, some jurisdictions impose a premium tax at the time that initial and additional premiums are paid, regardless of when the annuity payments begin. In those states we may defer collection of the premium taxes from your contract value and deduct it when you surrender the Contract, when you take an excess withdrawal, or on the annuity start date.

     ADMINISTRATIVE CHARGE. We deduct an annual administrative charge on each Contract anniversary, or if you surrender your Contract prior to a Contract anniversary, at the time we determine the cash surrender value payable to you. The amount deducted is $30 per Contract unless waived under conditions established by ING USA. We deduct the charge proportionately from all subaccounts in which you are invested. If there is no contract value in those subaccounts, we will deduct the charge from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until the charge has been paid.

     TRANSFER CHARGE. We currently do not deduct any charges for transfers made during a contract year. We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a contract year. If such a charge is assessed, we would deduct the charge from the subaccounts and the Fixed Interest Allocations from which each such transfer is made in proportion to the amount being transferred from each such subaccount and Fixed Interest Allocation unless you have chosen to have all charges deducted from a single subaccount. The charge will not apply to any transfers due to the election of dollar cost averaging, automatic rebalancing and transfers we make to and from any subaccount specially designated by the Company for such purpose.

CHARGES DEDUCTED FROM THE SUBACCOUNTS

     MORTALITY AND EXPENSE RISK CHARGE. The mortality and expense risk charge is deducted each business day. The amount of the mortality and expense risk charge depends on the option package you have elected. The charge is deducted on each business day based on the assets you have in each subaccount. In the event there are any profits from the mortality and expense risk charge, we may use such profits to finance the distribution of contracts.


------------------------------ ----------------------------- ----------------------------
      OPTION PACKAGE I               OPTION PACKAGE II            OPTION PACKAGE III
------------------------------ ----------------------------- ----------------------------
                    Annual                       Annual                       Annual
                    Charge                       Charge                       Charge
                  Expressed                   Expressed as                 Expressed as
 Annual Charge     as Daily    Annual Charge   Daily Rate       Annual      Daily Rate
                     Rate                                       Charge
     1.50%        0.000041%        1.70%        0.000047%       1.85%        0.000051%
------------------------------ ----------------------------- ----------------------------

     ASSET-BASED ADMINISTRATIVE CHARGE. The amount of the asset-based administrative charge, on an annual basis, is equal to 0.15% of the assets you have in each subaccount. The charge is deducted on each business day at the rate of .000411% from your assets in each subaccount. This charge is deducted daily from your assets in each subaccount.

     PREMIUM CREDIT OPTION CHARGE. The amount of the asset-based premium credit option charge, on an annual basis, is equal to 0.60% of the assets you have in each subaccount. The charge is deducted on each business day at the rate of ..001649% for 3 years following each credit from your assets in each subaccount. This charge will also be deducted from amounts allocated to the Fixed Account, resulting in a 0.60% reduction in the interest which would otherwise have been credited to your contract during the

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

three contract years following each credit if you had not elected the premium credit option. The cost of providing the premium credit is generally covered by the premium credit option charge and, to some degree, by the mortality and expense risk charge. We expect to make less profit on those contracts under which the premium credit option rider is elected.

     EARNINGS MULTIPLIER BENEFIT CHARGE. So long as the rider is in effect, we will deduct a separate quarterly charge for the rider through a pro-rata reduction of the contract value of the subaccounts in which you are invested. The quarterly charge for the earnings multiplier benefit rider is 0.0625% (0.25% annually). If there is insufficient contract value in the subaccounts, we will deduct the charge from your Fixed Interest Allocations, starting with the allocation nearest its maturity date. If that is insufficient, we will deduct the charge from the allocation next nearest its maturity date, and so on. We deduct the rider charge on each quarterly contract anniversary in arrears, meaning the first charge will be deducted on the first quarterly anniversary following the rider effective date. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current contract value immediately prior to the surrender or annuitization. For a description of the rider, see "The Earnings Multiplier Benefit Rider."

     OPTIONAL RIDER CHARGES. In addition to the earnings multiplier benefit rider, subject to state availability, you may purchase one of two optional benefit riders, that you may elect at issue. The MGWB rider is not available if you elect the premium credit rider. So long as the rider is in effect, we will deduct a separate quarterly charge for the optional benefit rider through a pro-rata reduction of the contract value of the subaccounts in which you are invested. If there is insufficient contract value in the subaccount, we will deduct the charge from your Fixed Interest Allocations nearest their maturity date. We deduct the rider charge on each quarterly contract anniversary in arrears, meaning we deduct the first charge on the first quarterly anniversary following the rider date. For a description of the rider and the defined terms used in connection with the riders, see "The Annuity Contract -- Optional Riders."

     MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB). The charge for the MGAB rider is as follows:


         ---------------- ----------------------------------------------- -----------------------------------
         Waiting Period          As an Annual Charge                          As a Quarterly Charge
         ---------------- ----------------------------------------------- -----------------------------------
         10 Year                 0.65% of the MGAB Charge Base                0.1625% of the MGAB Charge Base
         ---------------- ----------------------------------------------- -----------------------------------

     MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB). The annual charge for the MGWB rider is 0.35% (0.0875% quarterly) of the contract value. The charge is deducted from the contract value on each quarterly contract anniversary date, in arrears. We will deduct charges only during the period before your Contract's Automatic Periodic Benefit Status. If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate immediately prior to the surrender or annuitization.

ING GET U.S. CORE PORTFOLIO GUARANTEE CHARGE. The GET Fund guarantee charge is deducted each business day during the guarantee period if you elect to invest in the GET Fund. The amount of the GET Fund guarantee charge is 0.50% and is deducted from amounts allocated to the GET Fund investment option. This charge compensates us for the cost of providing a guarantee of accumulation unit values of the GET Fund subaccount. See "The Trust and Funds- ING GET U.S. Core Portfolio".

TRUST AND FUND EXPENSES

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, certain portfolios deduct a service fee, which is used to compensate service providers for administrative and contract holder services provided on behalf of the portfolios, and certain portfolios deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of shares of the applicable portfolio.

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

In addition to the fees and charges shown in the Fee Table, the Company may, from time to time, receive other compensation from the funds or the funds' affiliates. For example, investment advisers to the funds may make cash payments or provide expense reimbursements to the Company as an incentive for the Company to include the funds among the investment options available under your Contract and to provide certain services to contract owners that relate to the investment options.

In particular, we may receive compensation from the investment advisers, administrators or distributors of the portfolios in connection with administrative, distribution, or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Contract. Some advisers, administrators or distributors may pay us more than others. During 2003, the Company received compensation from certain funds and funds' affiliates.

Certain funds are designated as "Master-Feeder" or "LifeStyle Funds". Funds offered in a Master-Feeder structure (such as the American Funds) or fund of funds structure (such as the LifeStyle Funds) may have higher fees and expenses than a fund that invests directly in debt and equity securities. The Fund Expense Table included in "Fees and Expenses" reflects the aggregate annual operating expenses of each portfolio and its corresponding underlying fund or funds. These funds are identified in the Fund Expense Table.

See "Fees and Expenses-- Trust or Fund Expenses."

--------------------------------------------------------------------------------
THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

The Contract described in this prospectus is a deferred combination variable and fixed annuity contract. The Contract provides a means for you to invest in one or more of the available mutual fund portfolios of the Trusts and Funds through Separate Account B. It also provides a means for you to invest in a Fixed Interest Allocation through the Fixed Account. See Appendix C and the Fixed Account II prospectus for more information on the Fixed Interest Allocation and Fixed Account.

CONTRACT DATE AND CONTRACT YEAR

The date the Contract became effective is the contract date. Each 12-month period following the contract date is a contract year.

CONTRACT OWNER

You are the contract owner. You are also the annuitant unless another annuitant is named in the application. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple owners named, the age of the oldest owner will determine the applicable death benefit if such death benefit is available for multiple owners.

The death benefit becomes payable when you die. In the case of a sole contract owner who dies before the income phase begins, we will pay the beneficiary the death benefit then due. The sole contract owner's estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the contract owner. In the case of a joint owner of the Contract dying before the income phase begins, we will designate the surviving contract owner as the beneficiary. This will override any previous beneficiary designation.

If the contract owner is a trust and a beneficial owner of the trust has been designated, the beneficial owner will be treated as the contract owner for determining the death benefit. If a beneficial owner is changed or added after the contract date, this will be treated as a change of contract owner for determining the death benefit (likely a taxable event). If no beneficial owner of the trust has been designated, the availability of enhanced death benefit will be based on the age of the annuitant at the time you purchase the Contract.

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

     CONTRACT OWNER CATEGORIES. There are three categories of contract owners covered by this prospectus. For ease of reference, they are called Pre-November-2003, November-2003 and May-2004. If you are a contract owner, the category of your Contract is indicated on your quarterly statements. If you are unsure which category applies to you, please call our Customer Service Center. The telephone number is 800-366-0066. The following is a general description of the categories:

    ----------------------------------------------------------------------------
    PRE-NOVEMBER-2003   a) all Contracts purchased prior to November 1, 2003;
                        and b) contracts purchased on or after November 1, 2003
                        which do not offer the Minimum Guaranteed Accumulation
                        Benefit (as available in the state of issue at the time
                        of purchase).
    ----------------------------------------------------------------------------
    NOVEMBER-2003       Contracts purchased on or after November 1, 2003, which
                        offer the Minimum Guaranteed Accumulation Benefit (as
                        available in the state of issue at the time of
                        purchase).
    ----------------------------------------------------------------------------
    MAY-2004            Contracts purchased on or after May 1, 2004, which offer
                        the Minimum Guaranteed Withdrawal Benefit (as available
                        in the state of issue at the time of purchase).
    ----------------------------------------------------------------------------

     JOINT OWNER. For non-qualified Contracts only, joint owners may be named in a written request before the Contract is in effect. Joint owners may independently exercise transfers and other transactions allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death of that owner if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner and the death benefit will be payable. Joint owners may only select Option Package I.

Any addition or deletion of a joint owner is treated as a change of owner which may affect the amount of the death benefit. See "Change of Contract Owner or Beneficiary" below. If you have elected Option Package II or III, and you add a joint owner, if the older joint owner is attained age 85 or under, the death benefit from the date of change will be the Option Package I death benefit. If the older joint owner's attained age is 86 or over on the date of the ownership change, the death benefit will be the cash surrender value. The mortality and expense risk charge going forward will reflect the change in death benefit. If you elected the earnings multiplier benefit rider, it will terminate if a joint owner is added. If you elected the MGAB rider, it will terminate if a joint owner, other than your spouse, is added. Note that returning a Contract to single owner status will not restore any death benefit or the earnings multiplier benefit. Unless otherwise specified, the term "age" when used for joint owners shall mean the age of the oldest owner.

ANNUITANT

The annuitant is the person designated by you to be the measuring life in determining annuity payments. The annuitant's age determines when the income phase must begin and the amount of the annuity payments to be paid. You are the annuitant unless you choose to name another person. The annuitant may not be changed after the Contract is in effect.

The contract owner will receive the annuity benefits of the Contract if the annuitant is living on the annuity start date. If the annuitant dies before the annuity start date and a contingent annuitant has been named, the contingent annuitant becomes the annuitant (unless the contract owner is not an individual, in which case the death benefit becomes payable).

If there is no contingent annuitant when the annuitant dies before the annuity start date, the contract owner will become the annuitant. The contract owner may designate a new annuitant within 60 days of the death of the annuitant.

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

When the annuitant dies before the annuity start date and the contract owner is not an individual, we will pay the designated beneficiary the death benefit then due. If a beneficiary has not been designated, or if there is no designated beneficiary living, the contract owner will be the beneficiary. If the annuitant was the sole contract owner and there is no beneficiary designation, the annuitant's estate will be the beneficiary.

Regardless of whether a death benefit is payable, if the annuitant dies and any contract owner is not an individual, distribution rules under federal tax law will apply. You should consult your tax advisor for more information if you are not an individual.

BENEFICIARY

The beneficiary is named by you in a written request. The beneficiary is the person who receives any death benefit proceeds and who may become the successor contract owner if the contract owner who is a spouse (or the annuitant if the contract owner is other than an individual) dies before the annuity start date. We pay death benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner(s)).

If the beneficiary dies before the annuitant or the contract owner, the death benefit proceeds are paid to the contingent beneficiary, if any. If there is no surviving beneficiary, we pay the death benefit proceeds to the contract owner's estate.

One or more persons may be a beneficiary or contingent beneficiary. In the case of more than one beneficiary, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries, unless you indicate otherwise in writing.

You have the right to change beneficiaries during the annuitant's lifetime unless you have designated an irrevocable beneficiary. When an irrevocable beneficiary has been designated, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract. You may also restrict a beneficiary's right to elect an income phase payment option or receive a lump-sum payment. If so, such rights or options will not be available to the beneficiary.

     CHANGE OF CONTRACT OWNER OR BENEFICIARY. During the annuitant's lifetime, you may transfer ownership of a non-qualified Contract. A change in ownership may affect the amount of the death benefit, the guaranteed minimum death benefit and/or the death benefit option applied to the Contract, and the amount of the earnings multiplier benefit, if applicable. If you elected the MGAB rider, it will terminate upon a change of ownership. The new owner's age, as of the date of the change, will be used as the basis for determining the applicable benefits and charges. The new owner's death will determine when a death benefit is payable.

If you have elected Option Package I, the death benefit will continue if the new owner is age 85 or under on the date of the ownership change. For Option Package II or III, if the new owner is age 79 or under on the date that ownership changes, the death benefit will continue. If the new owner is age 80 to 85, under Option Package II or III, the death benefit will end, and the death benefit will become the Option Package I death benefit. For all death benefit options, 1) if the new owner's attained age is 86 or over on the date of the ownership change, or 2) if the new owner is not an individual (other than a Trust for the benefit of the owner or annuitant), the death benefit will be the cash surrender value. The mortality and expense risk charge going forward will reflect the change in death benefit. Please note that once a death benefit has been changed due to a change in owner, it will not be restored by a subsequent change to a younger owner.

If you have elected the earnings multiplier benefit rider, and the new owner is under age 76, the rider will continue. The benefit and charge will be adjusted to reflect the attained age of the new owner as the issue age. The Maximum Base percentage in effect on the rider effective date will apply in calculating the benefit. If the new owner is age 76 or over, the rider will terminate. If you have not elected the earnings multiplier benefit rider, the new owner may not add the rider upon the change of ownership.

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If you elected the MGAB rider or the MGWB rider, it will terminate upon a change of owner, other than spousal continuation on death.

All requests for changes must be in writing and submitted to our Customer Service Center in good order. The change will be effective as of the day we receive the request. The change will not affect any payment made or action taken by us before recording the change.

A change of owner likely has tax consequences. See "Federal Tax Considerations" in this prospectus.

PURCHASE AND AVAILABILITY OF THE CONTRACT

There are three option packages available under the Contract. You select an option package at the time of application. Each option package is unique. The minimum initial payment to purchase the Contract and the maximum age at which you may purchase the Contract depend on the option package that you elect.


     ------------------------ ----------------------------- ------------------------------ -----------------------------
                              OPTION PACKAGE I              OPTION PACKAGE II              OPTION PACKAGE III
     ------------------------ ----------------------------- ------------------------------ -----------------------------
     Minimum                  $15,000 (non-qualified)       $5,000 (non-qualified)         $5,000 (non-qualified)
     Initial Payment          $1,500 (qualified)            $1,500 (qualified)             $1,500 (qualified)
     ------------------------ ----------------------------- ------------------------------ -----------------------------
     Maximum
     Age to Purchase          85                            80                             80
     ------------------------ ----------------------------- ------------------------------ -----------------------------

You may make additional premium payments up to the contract anniversary after your 86th birthday. The minimum additional premium payment we will accept is $50 regardless of the option package you select. Under certain circumstances, we may waive the minimum premium payment requirement. We may also change the minimum initial or additional premium requirements for certain group or sponsored arrangements. Any initial or additional premium payment that would cause the contract value of all annuities that you maintain with us to exceed $1,000,000 requires our prior approval.

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. YOU SHOULD NOT BUY THIS CONTRACT: (1) IF YOU ARE LOOKING FOR A SHORT-TERM INVESTMENT; (2) IF YOU CANNOT RISK GETTING BACK LESS MONEY THAN YOU PUT IN; OR (3) IF YOUR ASSETS ARE IN A PLAN WHICH PROVIDES FOR TAX-DEFERRAL AND YOU SEE NO OTHER REASON TO PURCHASE THIS CONTRACT.

IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other features and benefits including death benefits and the ability to receive a lifetime income. You should not purchase a qualified Contract unless you want these other features and benefits, taking into account their cost. See "Fees and Expenses" in this prospectus. IF YOU ARE CONSIDERING AN ENHANCED DEATH BENEFIT OPTION AND/OR THE EARNINGS MULTIPLIER BENEFIT RIDER AND YOUR CONTRACT WILL BE AN IRA, SEE "TAXATION OF QUALIFIED CONTRACTS -- INDIVIDUAL RETIREMENT ANNUITIES" AND "TAX CONSEQUENCES OF ENHANCED DEATH BENEFIT" IN THIS PROSPECTUS.

We and our affiliates offer other variable products that may offer some of the same investment portfolios. These products have different benefits and charges, and may or may not better match your needs. If you are interested in learning more about these other products, contact our Customer Service Center or your registered representative.

CREDITING OF PREMIUM PAYMENTS

We will process your initial premium and credit, if applicable, within 2 business days after receipt, if the application and all information necessary for processing the Contract are complete. Subsequent premium

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payments will be processed within 1 business day if we receive all information necessary. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data. We may retain your initial premium payment for up to 5 business days while attempting to complete an incomplete application. If the application cannot be completed within this period, we will inform you of the reasons for the delay. We will also return the premium payment immediately unless you direct us to hold the premium payment until the application is completed. If you choose to have us hold the premium payment, it will be held in a non-interest bearing account.

We will allocate your initial payment according to the instructions you specified. If a subaccount is not available or requested in error, we will make inquiry about a replacement subaccount. If we are unable to reach you or your representative, we will consider the application incomplete. For initial premium payments designated for a subaccount of Separate Account B, the payment will be credited at the accumulation unit value next determined after we receive your premium payment and the completed application. Once the completed application is received, we will allocate the payment to the subaccounts of Separate Account B specified by you within 2 business days.

We will make inquiry to discover any missing information related to subsequent payments. We will allocate the subsequent payment(s) pro-rata according to the current variable subaccount allocation unless you specify otherwise. Any fixed allocation(s) will not be considered in the pro-rata calculations. If a subaccount is no longer available or requested in error, we will allocate the subsequent payment(s) proportionally among the other subaccount(s) in your current allocation or your allocation instructions. For any subsequent premium payments, the payment and credit designated for a subaccount for Separate Account B will be credited at the accumulation unit value next determined after receipt of your premium payment and instructions.

Once we allocate your premium payment and credit, if applicable, to the subaccounts selected by you, we convert the premium payment into accumulation units. We divide the amount of the premium payment allocated to a particular subaccount by the value of an accumulation unit for the subaccount to determine the number of accumulation units of the subaccount to be held in Separate Account B with respect to your Contract. The net investment results of each subaccount vary with its investment performance.

If your premium payment was transmitted by wire order from your broker- dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state availability and the procedures of your broker-dealer.

      (1) If either your state or broker-dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within 5 days of the premium payment. If we do not receive the application or form within 5 days of the premium payment, we will refund the contract value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid, in which case we will comply.

      (2) If your state and broker-dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you or your representative, together with a Contract Acknowledgement and Delivery Statement for your execution. Until our Customer Service Center receives the executed Contract Acknowledgement and Delivery Statement, neither you nor the broker-dealer may execute any financial transactions on your Contract unless they are requested in writing by you. We may require additional information before complying with your request (e.g., signature guarantee).

In some states, we may require that an initial premium designated for a subaccount of Separate Account B or the Fixed Account be allocated with the added credit, if applicable, to a subaccount specially designated by the Company (currently, the Liquid Assets subaccount) during the free look period. After the free look period, we will convert your contract value (your initial premium plus any earnings less any expenses) into accumulation units of the subaccounts you previously selected. The accumulation units will be allocated based on the accumulation unit value next computed for each subaccount. Initial

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premiums designated for Fixed Interest Allocations will be allocated to a Fixed
Interest Allocation with the guaranteed interest period you have chosen; however, in the future we may allocate the premiums to the specially designated subaccount during the free look period.

We may also refuse to accept certain forms of premium payments or loan repayments, if applicable, (traveler's checks, for example) or restrict the amount of certain forms of premium payments or loan repayments (money orders totaling more than $500, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning your premium payment and not issuing the contract.

ADDITIONAL CREDIT TO PREMIUM

At the time of application, you may elect the premium credit option. If you so elect, a credit will be added to your Contract based on all premium payments received within 60 days of the contract date ("initial premium"). The credit will be a minimum of 2% of the initial premium and will be allocated among each subaccount and fixed interest allocation you have selected in proportion to your initial premium in each investment option. If available in your state at that time, prior to the third contract anniversary and prior to every third contract anniversary thereafter, you may elect to have a new credit added to your Contract. Each three-year period beginning with the addition of a premium credit is known as a "renewal period". The credit will be a minimum of 2% of your contract value on the applicable contract anniversary.

At least 30 days prior to the start of each renewal period, we will send you a letter and election form containing information allowing you to make an informed decision with regard to the election of the credit, including the amount of the proposed credit, the cost of the credit and the benefits and detriments of electing the credit. You may elect a new premium credit by forwarding a completed election form to our Customer Service Center or by calling us at (800) 366-0066. We will implement reasonable procedures to ensure that the election is made by the owner. If you so elect, a new premium credit will be allocated among your variable investment options in proportion to your contract value in the variable investment options. If no contract value is then allocated to the variable investment options, the new premium credit will be allocated to a specially designated subaccount, currently the Liquid Assets Subaccount. If you do not elect the premium credit option, we will discontinue the option on the contract anniversary at the start of the next renewal period. Once you discontinue the premium credit option, it cannot be subsequently resumed.

Currently, the premium credit option is available only if elected at the time of application prior to issuance of the Contract. However, we reserve the right to make the premium credit option available to inforce contract owners. We may increase, decrease or discontinue the credit at the end of any renewal period at our discretion. We will give you at least 45 days notice of any planned change to the premium credit option.

There is a separate charge for the credit which is an asset-based charge deducted daily from your contract value. Please see "Charges and Fees" for a description of this charge.

The credit constitutes earnings (and not premiums paid by you) for federal tax purposes.

In any of the following circumstances, we deduct a credit from the amount we pay to you or your beneficiary:

      (1) If you return your Contract within the free look period, we will deduct the credit from the refund amount;

      (2) If a death benefit becomes payable, we will deduct any credits added to your Contract since or within 12 months prior to death; and

      (3) If you surrender your Contract, we will deduct any credit added to your contract value within 3 years prior to surrender.

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If we deduct a credit from any amount we pay to you, we will deduct the full dollar amount of the credit. You will retain any gains, and you will also bear any losses, that are attributable to the credit we deduct.

If you elect the premium credit rider, you may not also elect the Minimum Guaranteed Withdrawal Benefit Rider.

THERE MAY BE CIRCUMSTANCES UNDER WHICH THE CONTRACT OWNER MAY BE WORSE OFF FROM HAVING RECEIVED A PREMIUM CREDIT. FOR EXAMPLE, THIS COULD OCCUR IF THE CONTRACT OWNER RETURNS THE CONTRACT DURING THE APPLICABLE FREE LOOK PERIOD. UPON A FREE LOOK, WE RECAPTURE THE PREMIUM CREDIT THAT HAD BEEN CREDITED. IF THE STATE LAW PROVIDES THAT CONTRACT VALUE IS RETURNED ON A FREE LOOK, AND IF THE PERFORMANCE OF THE APPLICABLE SUBACCOUNTS HAS BEEN NEGATIVE DURING THAT PERIOD, WE WILL RETURN THE CONTRACT VALUE LESS THE PREMIUM CREDIT. THE NEGATIVE PERFORMANCE ASSOCIATED WITH THE PREMIUM CREDIT WILL REDUCE THE CONTRACT VALUE MORE THAN IF THE PREMIUM CREDIT HAD NOT BEEN APPLIED.

INCOME PHASE START DATE

The income phase start date is the date you start receiving income phase payments under your Contract. The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the income phase start date. The income phase begins when you start receiving regular income phase payments from your Contract on the income phase start date.

ADMINISTRATIVE PROCEDURES

We may accept a request for Contract service in writing, by telephone, or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements. We will process your request at the contract value next determined only after you have met all administrative requirements.

CONTRACT VALUE

We determine your contract value on a daily basis beginning on the contract date. Your contract value is the sum of (a) the contract value in the Fixed Interest Allocations, and (b) the contract value in each subaccount in which you are invested.

     CONTRACT VALUE IN THE SUBACCOUNTS. On the contract date, the contract value in the subaccount in which you are invested is equal to the initial premium paid and added credit, if applicable, that was designated to be allocated to the subaccount. On the contract date, we allocate your contract value to each subaccount and/or a Fixed Interest Allocation specified by you, unless the Contract is issued in a state that requires the return of premium payments during the free look period, in which case, the portion of your initial premium and added credit, if applicable, not allocated to a Fixed Interest Allocation may be allocated to a subaccount specially designated by the Company during the free look period for this purpose (currently, the Liquid Assets subaccount).

On each business day after the contract date, we calculate the amount of contract value in each subaccount as follows:

      (1) We take the contract value in the subaccount at the end of the preceding business day.

      (2) We multiply (1) by the subaccount's Net Rate of Return since the preceding business day.

      (3)   We add (1) and (2).

      (4) We add to (3) any additional premium payments and credits, if applicable, and then add or subtract any transfers to or from that subaccount.

      (5) We subtract from (4) any withdrawals and any related charges, and then subtract any contract fees and premium taxes.

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

CASH SURRENDER VALUE

The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value will fluctuate daily based on the investment results of the subaccounts in which you are invested and interest credited to Fixed Interest Allocations and any Market Value Adjustment. See the Fixed Account II prospectus for a description of the calculation of values under any Fixed Interest Allocation. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your contract value, then we adjust for any Market Value Adjustment, then we deduct any surrender charge, any charge for premium taxes, the annual contract administrative fee, and any other charges incurred but not yet deducted.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE

You may surrender the Contract at any time while the annuitant is living and before the annuity start date. A surrender will be effective on the date your written request and the Contract are received at our Customer Service Center. We will determine and pay the cash surrender value at the price next determined after receipt of all paperwork required in order for us to process your surrender. Once paid, all benefits under the Contract will be terminated. For administrative purposes, we will transfer your money to a specially designated subaccount (currently the Liquid Assets subaccount) prior to processing the surrender. This transfer will have no effect on your cash surrender value. You may receive the cash surrender value in a single sum payment or apply it under one or more annuity options. We will usually pay the cash surrender value within 7 days.

Consult your tax advisor regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach age 59 1/2 may result in a 10% tax penalty. See "Federal Tax Considerations" for more details.

THE SUBACCOUNTS

Each of the subaccounts of Separate Account B offered under this prospectus invests in an investment portfolio with its own distinct investment objectives and policies. Each subaccount of Separate Account B invests in a corresponding portfolio of a Trust or Fund.

ADDITION, DELETION OR SUBSTITUTION OF SUBACCOUNTS AND OTHER CHANGES

We may make additional subaccounts available to you under the Contract. These subaccounts will invest in investment portfolios we find suitable for your Contract. We may also withdraw or substitute investment portfolios, subject to the conditions in your Contract and compliance with regulatory requirements.

We may amend the Contract to conform to applicable laws or governmental regulations. If we feel that investment in any of the investment portfolios has become inappropriate to the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) substitute another portfolio for existing and future investments. If you have elected the dollar cost averaging, systematic withdrawals, or automatic rebalancing programs or if you have other outstanding instructions, and we substitute or otherwise eliminate a portfolio which is subject to those instructions, we will execute your instructions using the substitute or proposed replacement portfolio unless you request otherwise. The substitute or proposed replacement portfolio may have higher fees and charges than any portfolio it replaces.

We also reserve the right to: (i) deregister Separate Account B under the 1940 Act; (ii) operate Separate Account B as a management company under the 1940 Act if it is operating as a unit investment trust; (iii) operate Separate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account; (iv) restrict or eliminate any voting rights as to Separate Account B; and (v) combine Separate Account B with other accounts.

We will, of course, provide you with written notice before any of these changes are effected.

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THE FIXED ACCOUNT

The Fixed Account is a segregated asset account which contains the assets that support a contract owner's Fixed Interest Allocations. See Appendix C and the Fixed Account II prospectus for more information.

OPTIONAL RIDERS

Subject to state availability, you may elect one of the two optional benefit riders discussed below. YOU MAY ADD ONLY ONE OF THESE TWO RIDERS TO YOUR CONTRACT. EACH RIDER HAS A SEPARATE CHARGE. Once elected, the riders generally may not be cancelled. You may not remove the rider, and charges will be assessed regardless of the performance of your Contract. Please see "Charges and Fees -- Optional Rider Charges" for information on rider charges.

THE OPTIONAL RIDERS MAY NOT BE AVAILABLE FOR ALL INVESTORS. YOU SHOULD ANALYZE EACH RIDER THOROUGHLY AND UNDERSTAND IT COMPLETELY BEFORE YOU SELECT IT. THE OPTIONAL RIDERS DO NOT GUARANTEE ANY RETURN OF PRINCIPAL OR PREMIUM PAYMENTS AND DO NOT GUARANTEE PERFORMANCE OF ANY SPECIFIC INVESTMENT PORTFOLIO UNDER THE CONTRACT. IF YOU ELECT AN OPTIONAL RIDER YOU MAY NOT ALLOCATE PREMIUM OR CONTRACT VALUE TO THE GET FUND. YOU SHOULD CONSULT A QUALIFIED FINANCIAL ADVISER IN EVALUATING THE RIDERS.

THE OPTIONAL RIDERS MAY NOT BE APPROVED IN ALL STATES. CHECK WITH OUR CUSTOMER SERVICE CENTER FOR AVAILABILITY IN YOUR STATE. THE TELEPHONE NUMBER IS (800) 366-0066.

RIDER DATE. The rider date is the date the optional benefit rider becomes effective. The rider date is also the contract date if you purchase the rider when the Contract is issued.

NO CANCELLATION. Once you purchase the rider, you may not cancel it unless you cancel the Contract during the Contract's free look period, surrender, annuitize or otherwise terminate the Contract. These events automatically cancel any rider. Once the Contract continues beyond the free look period, you may not cancel the rider. The Company may, at its discretion, cancel and/or replace a rider at your request in order to renew or reset a rider.

TERMINATION. The optional riders are "living benefits," which means the guaranteed benefit offered by the rider is intended to be available to you while you are living and while your Contract is in the accumulation phase. The optional riders automatically terminate if you:

      o annuitize, surrender or otherwise terminate your Contract during the accumulation phase; or

      o die during the accumulation phase (first owner to die if there are multiple contract owners, or at death of annuitant if contract owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.

The optional riders will also terminate if there is a change in contract ownership (other than a spousal beneficiary continuation on your death), including addition of a joint owner. Other circumstances which may cause a particular optional rider to terminate automatically are discussed below.

The following describes the Minimum Guaranteed Accumulation Benefit for contract owners in the November-2003 or May-2004 category. This rider is not available to contract owners in the Pre-November-2003 category.

MINIMUM GUARANTEED ACCUMULATION BENEFIT RIDER (MGAB). The MGAB rider is an optional benefit which provides you with an MGAB intended to guarantee a minimum contract value at the end of a specified waiting period. Only premiums added to your Contract during the first two-year period after your rider date and the initial credit, if applicable, are included in the MGAB Base. Any additional premium payments added after the second rider anniversary and any renewal credits are not included in the MGAB Base. Thus, the MGAB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary. If you elect the MGAB rider, you may not allocate contract value to the GET Fund subaccount.

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The MGAB is a one-time adjustment to your contract value if your contract value on the MGAB Date is less than the MGAB Base. The MGAB Date is the next business day after the applicable waiting period. We calculate your Minimum Guaranteed Accumulation Benefit on this date. The MGAB rider may offer you protection if your Contract loses value during the MGAB waiting period. For a discussion of the charges we deduct under the MGAB rider, see "Optional Rider Charges."

The MGAB rider offers a ten-year option. The ten-year option has a waiting period of ten years and, other than for allocations to Excluded Funds and certain transfers, guarantees that your contract value at the end of ten years will at least equal your initial premium payment plus the initial credit, if applicable, reduced pro-rata for withdrawals. Transfers made within 3 years prior to the MGAB Date will also reduce the MGAB Base pro-rata.

     CALCULATING THE MGAB.  We calculate your MGAB as follows:

        1) WE FIRST DETERMINE YOUR MGAB BASE. The MGAB Base is only a calculation used to determine the MGAB. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your annuity income, cash surrender value and death benefits.

             The MGAB Base is tracked separately for Covered, Special and Excluded Funds, based on the initial allocation of premium, and the initial credit, if applicable, (or contract value), subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The aggregate MGAB Base is used to determine the MGAB on the MGAB Date. The aggregate MGAB Base equals the sum of:

             a)   the MGAB Base allocated to Covered Funds;

             b)   the MGAB Base allocated to Special Funds; and

             c) the LESSER OF the contract value allocated to Excluded Funds or MGAB Base allocated to Excluded Funds.

             The MGAB Base for Covered Funds, Special Funds and Excluded Funds equals the allocated eligible premiums, plus the initial credit, if applicable, adjusted for subsequent withdrawals and transfers. There is no accumulation of MGAB Base.

             If you purchased the MGAB optional benefit rider after the contract date, your MGAB Base equals your allocated contract value, plus premiums added during the two-year period after your rider date, and adjusted for withdrawals and transfers.

             We use the MGAB Charge Base to determine the periodic MGAB rider charges. The MGAB Charge Base equals the eligible premiums, plus initial credit, if applicable, adjusted for subsequent withdrawals and transfers, as allocated by fund category. The MGAB Charge Base is tracked separately for Covered, Special and Excluded Funds, and separate rates may apply to each. Currently, the same deduction method and rate apply to all Fund categories.

             Withdrawals reduce the MGAB Base and MGAB Charge Base on a pro-rata basis. The percentage reduction in the MGAB Base and MGAB Charge Base for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal.

             Net Transfers from Covered Funds or Special Funds to Excluded Funds reduce the MGAB Base and MGAB Charge Base allocated to Covered Funds or Special Funds on a pro-rata basis. Any resulting increase in MGAB Base and MGAB Charge Base allocated to Excluded Funds will equal the reduction in the MGAB Base and MGAB Charge Base allocated to Covered Funds or Special Funds. There will be no such increase if the transfer occurs within 3 years of the MGAB Date.

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             Net Transfers from Excluded Funds to other funds reduce the MGAB
             Base and MGAB Charge Base allocated to Excluded Funds on a pro-rata basis. The resulting increase in MGAB Base and MGAB Charge Base allocated to other funds will equal the LESSER OF the contract value transferred and the change in the MGAB Base and MGAB Charge Base allocated to Excluded Funds. There will be no such increase if the transfer occurs within 3 years of the MGAB Date.

             Any transfer within 3 years of the MGAB Date (regardless of the funds involved) reduces the MGAB Base and MGAB Charge Base for Covered, Special or Excluded Funds, as applicable, on a pro-rata basis, based on the percentage of contract value transferred, without any corresponding increase.

             NO INVESTMENT OPTIONS ARE CURRENTLY DESIGNATED AS SPECIAL FUNDS FOR THE TEN-YEAR MGAB. NO INVESTMENT OPTIONS ARE CURRENTLY DESIGNATED AS EXCLUDED FUNDS.

       2) WE THEN SUBTRACT YOUR CONTRACT VALUE ON THE MGAB DATE FROM YOUR AGGREGATE MGAB BASE. The contract value that we subtract includes both the contract value in the subaccounts in which you are invested and the contract value in your Fixed Interest Allocations, if any.

       3) ANY POSITIVE DIFFERENCE IS YOUR MGAB. If there is a MGAB, we will automatically credit it on the MGAB Date to the subaccounts in which you are invested pro-rata based on the proportion of your contract value in the subaccounts on that date, unless you have previously given us other allocation instructions. If you do not have an investment in any subaccount on the MGAB Date, we will allocate the MGAB to the Liquid Assets subaccount on your behalf. After we credit the MGAB, the amount of your annuity income, cash surrender value and death benefits will reflect the crediting of the MGAB to your contract value to the extent the contract value is used to determine such value.

     PURCHASE. To purchase the MGAB rider, you must be age 80 or younger on the rider date. The waiting period must end at or before your annuity start date. The MGAB rider may be purchased (i) on the contract date, and (ii) within 30 days following the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

     THE MGAB DATE. If you purchased the MGAB rider on the contract date or added the MGAB rider within 30 days following the contract date, the MGAB Date is your 10th contract anniversary. If you added the MGAB rider during the 30-day period preceding your first contract anniversary after the date of this prospectus, your MGAB Date will be the first contract anniversary occurring after 10 years after the rider date. The MGAB rider is not available if the MGAB Date would fall beyond the latest annuity start date.

     NOTIFICATION. We will report any crediting of the MGAB in your first quarterly statement following the MGAB Date.

The following describes the Minimum Guaranteed Withdrawal Benefit for Contracts in the May-2004 category. This rider is only available to contract owners in the May-2004 category.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT RIDER (MGWB). The MGWB rider, marketed under the name, ING PrincipalGuard Withdrawal Benefit, is an optional benefit which guarantees that if your contract value is reduced to zero, you will receive periodic payments. The amount of the periodic payments is based on the amount in the MGWB Withdrawal Account.

The guarantee provides that, subject to the conditions described below, the amount you will receive in periodic payments is equal to your Eligible Payment Amount adjusted for any prior withdrawals. Your Eligible Payment Amount depends on when you purchase the MGWB rider and equals:

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        1)   if you purchased the MGWB rider on the contract date: your premium payments received during the first two contract years

        2) if you purchased the MGWB rider after the contract date: your contract value on the Rider Date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the Rider Date.

To maintain the guarantee, withdrawals in any contract year may not exceed 7% of your Eligible Payment Amount adjusted, as defined below. If your contract value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount adjusted for any withdrawals and transfers between Covered and Excluded Funds. The MGWB Withdrawal Account is tracked separately for Covered and Excluded Funds. The MGWB Withdrawal Account equals the sum of (a) the MGWB Withdrawal Account allocated to Covered Funds, and (b) the lesser of (i) the MGWB Withdrawal Account allocated to Excluded Funds and (ii) the contract value in Excluded Funds. Thus, investing in the Excluded Funds may limit the MGWB Withdrawal Account. No investment options are currently designated as Excluded Funds for the Minimum Guaranteed Withdrawal Benefit.

The Maximum Annual Withdrawal Amount (or "MAW") is equal to 7% of the Eligible Payment Amount. Withdrawals from Covered Funds of up to the MAW will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal. Any withdrawals from Covered Funds greater than the MAW will cause a reduction in the MGWB Withdrawal Account allocated to Covered Funds by the proportion that the excess withdrawal bears to the remaining contract value in Covered Funds after the withdrawal of the MAW. All withdrawals from Excluded Funds will reduce the value of the MGWB Withdrawal Account allocated to Excluded Funds on a pro-rata basis. If a single withdrawal involves both Covered and Excluded Funds and exceeds 7%, the withdrawal will be treated as taken first from Covered Funds.

Any withdrawals greater than the MAW will also cause a reduction in the Eligible Payment Amount by the proportion that the excess portion of the withdrawal bears to the contract value remaining after withdrawal of the MAW at the time of the withdrawal. Once your contract value is zero, any periodic payments paid under the MGWB rider also reduce the MGWB Withdrawal Account by the dollar amount of the payments. If a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.

Net transfers from Covered Funds to Excluded Funds will reduce the MGWB Withdrawal Account allocated to Covered Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Excluded Funds equals the reduction in the MGWB Withdrawal Account for Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the MGWB Withdrawal Account allocated to Excluded Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Covered Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Excluded Funds and the net contract value transferred.

YOU SHOULD NOT MAKE ANY WITHDRAWALS IF YOU WISH TO RETAIN THE OPTION TO ELECT THE STEP-UP BENEFIT (SEE BELOW).

The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

     GUARANTEED WITHDRAWAL STATUS. You may continue to make withdrawals in any amount permitted under your Contract so long as your contract value is greater than zero. See "Withdrawals." However, making any withdrawals in any year greater than the MAW will reduce the Eligible Payment Amount and payments under the MGWB rider by the proportion that the withdrawal bears to the

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contract value at the time of the withdrawal. The MGWB rider will remain in force and you may continue to make withdrawals each year so long as:

      1)    your contract value is greater than zero;

      2)    your MGWB Withdrawal Account is greater than zero;

      3)    you have not reached your latest allowable annuity start date;

      4)    you have not elected to annuitize your Contract; and

      5) you have not died (unless your spouse has elected to continue the Contract), changed the ownership of the Contract or surrendered the Contract.

The standard Contract provision limiting withdrawals to no more than 90% of the cash surrender value is not applicable under the MGWB rider.

      AUTOMATIC PERIODIC BENEFIT STATUS. Under the MGWB rider, in the event your contract value is reduced to zero, your Contract is given Automatic Periodic Benefit Status, if:

      1)    your MGWB Withdrawal Account is greater than zero;

      2)    you have not reached your latest allowable annuity start date;

      3)    you have not elected to annuitize your Contract; and

      4) you have not died, changed the ownership of the Contract or surrendered the Contract.

Once your Contract is given Automatic Periodic Benefit Status, we will pay you the annual MGWB periodic payments, beginning on the next contract anniversary until the earliest of (i) your Contract's latest annuity start date, (ii) the death of the owner; or (iii) your MGWB Withdrawal Account is exhausted. These payments are equal to the lesser of the remaining MGWB Withdrawal Account or the MAW. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status, we will not accept any additional premium payments in your Contract, and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of (i) payment of all MGWB periodic payments, (ii) payment of the Commuted Value (defined below) or (iii) the owner's death.

On the Contract's latest annuity start date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your annuity start date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then-remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury STRIPS as quoted by a national quoting service for period(s) applicable to the remaining payments. Once we pay you the last MGWB periodic payment or the Commuted Value, your Contract and the MGWB rider terminate.

      RESET OPTION. Beginning on the fifth contract anniversary following the Rider Date, if the contract value is greater than the MGWB Withdrawal Account, you may choose to reset the MGWB Rider. The effect will be to terminate the existing MGWB Rider and add a new MGWB Rider ("New Rider"). The MGWB Withdrawal Account under the New Rider will equal the contract value on the date the New Rider is effective. The charge for the MGWB under the New Rider and any right to reset again will be based on the terms of the New Rider when it is issued. We reserve the right to limit the reset election to contract anniversaries only. If you elect the reset option, the step-up benefit is not available.

      STEP-UP BENEFIT. If the Rider Date is the same as the Contract Date, beginning on the fifth contract anniversary following the Rider Date, if you have not made any previous withdrawals, you may elect to increase the MGWB Withdrawal Account, the adjusted Eligible Payment Amount and the MAW by a

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factor of 20%.  This option is available  whether or not the  contract  value is greater than the MGWB Withdrawal Account. If you elect the Step-Up Benefit:

      1) we reserve the right to increase the charge for the MGWB Rider up to a maximum annual charge of 1.00%;

      2) you must wait at least five years from the Step-Up date to elect the Reset Option.

The Step-Up Benefit may be elected only one time under the MGWB Rider. We reserve the right to limit the election of The Step-Up benefit to contract anniversary only. Please note that if you have a third party investment advisor who charges a separate advisory fee, and you have chosen to use withdrawals from your Contract to pay this fee, these will be treated as any other withdrawals, and the Step-Up Benefit will not be available.

DEATH OF OWNER

     BEFORE AUTOMATIC PERIODIC BENEFIT STATUS. The MGWB rider terminates on the first owner's date of death (death of annuitant, if there is a non-natural owner), but the death benefit is payable. However, if the beneficiary is the owner's spouse, the spouse elects to continue the Contract, and the contract value steps up to the minimum guaranteed death benefit, the MGWB Withdrawal Account and MAW are also reset. The MGWB charge will continue at the existing rate. Reset upon spousal continuation does not affect any then existing reset option.

     DURING AUTOMATIC PERIODIC BENEFIT STATUS. The death benefit payable during Automatic Periodic Benefit Status is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments.

     PURCHASE. To purchase the MGWB rider, you must be age 80 or younger on the Rider Date. The MGWB rider must be purchased (i) on the contract date, or (ii) within 30 days after the contract date. If the rider is not yet available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later. You may not elect the MGWB rider if you elect the premium credit option rider.

For a discussion of the charges we deduct under the MGWB rider, see "Charges and Fees -- Optional Rider Charges." Each payment you receive under the MGWB rider will be taxed as a withdrawal and may be subject to a penalty tax. See "Withdrawals" and "Federal Tax Considerations" for more information.

OTHER CONTRACTS

We offer other variable annuity contracts that also invest in the same investment portfolios of the Trusts. These contracts have different charges that could affect their performance, and may offer different benefits more suitable to your needs. To obtain more information about these other contracts, contact our Customer Service Center or your registered representative.

--------------------------------------------------------------------------------
WITHDRAWALS
--------------------------------------------------------------------------------

Any time during the accumulation phase and before the death of the contract owner, except under certain qualified contracts, you may withdraw all or part of your money. Keep in mind that if you request a withdrawal for more than 90% of the cash surrender value, and the remaining cash surrender value after the withdrawal is less than $2,500, we will treat it as a request to surrender the Contract. If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you may incur a surrender charge. There is no surrender charge if, during each contract year, the amount withdrawn is 10% or less of your contract value on the date of the withdrawal, less prior withdrawals during that contract year. Under Option Package III, any unused percentage of the 10% Free Withdrawal Amount from a contract year will carry forward into successive contract years, based on the percentage remaining at the time of

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the last withdrawal in that contract year. In no event will the Free Withdrawal
Amount at any time exceed 30% of contract value.

You need to submit to us a written request specifying the Fixed Interest Allocations or subaccounts from which amounts are to be withdrawn, otherwise the withdrawal will be made on a pro-rata basis from all of the subaccounts in which you are invested. If there is not enough contract value in the subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until we have honored your request. We will determine the contract value as of the close of business on the day we receive your withdrawal request at our Customer Service Center. The contract value may be more or less than the premium payments made.

We will apply a Market Value Adjustment to any withdrawal from your Fixed Interest Allocation taken more than 30 days before its maturity date. Definitive guidance on the proper federal tax treatment of the Market Value Adjustment has not been issued. You may want to discuss the potential tax consequences of a Market Value Adjustment with your tax adviser. If the aggregate percentage cap on allocations to the Restricted Funds has been exceeded, any subsequent withdrawals must be taken so that the percentage of contract value in the Restricted Funds following the withdrawal would not be greater than the percentage of contract value in the Restricted Funds prior to the withdrawal. If a requested withdrawal would cause the percentage cap to be exceeded, the amount of the withdrawal in excess of the cap would be taken pro-rata from all variable subaccounts.

For administrative purposes, we will transfer your money to a specially designated subaccount (currently, the Liquid Assets subaccount) prior to processing the withdrawal. This transfer will not affect the withdrawal amount you receive.

Please be aware that the benefit we pay under certain optional benefit riders will be reduced by any withdrawals you take while the optional benefit rider is in effect. See "The Annuity Contract -- Optional Riders."

We offer the following three withdrawal options:

REGULAR WITHDRAWALS

After the free look period, you may make regular withdrawals. Each withdrawal must be a minimum of $100. We will apply a Market Value Adjustment to any regular withdrawal from a Fixed Interest Allocation that is taken more than 30 days before its maturity date. See the Fixed Account II prospectus for more information on the application of Market Value Adjustment.

SYSTEMATIC WITHDRAWALS

You may choose to receive automatic systematic withdrawal payments (1) from the contract value in the subaccounts in which you are invested, or (2) from the interest earned in your Fixed Interest Allocations. Systematic withdrawals may be taken monthly, quarterly or annually. If you have contract value allocated to one or more Restricted Funds, and you elect to receive systematic withdrawals from the subaccounts in which you are invested, the systematic withdrawals must be taken pro-rata from all subaccounts in which contract value is invested. If you do not have contract value allocated to a Restricted Fund and choose systematic withdrawals on a non pro-rata basis, we will monitor the withdrawals annually. If you subsequently allocate contract value to one or more Restricted Funds, we will require you to take your systematic withdrawals on a pro-rata basis from all subaccounts in which contract value is invested.

You decide when you would like systematic payments to start as long as it starts at least 28 days after your contract date. You also select the date on which the systematic withdrawals will be made, but this date cannot be later than the 28th day of the month. If you have elected to receive systematic withdrawals but have not chosen a date, we will make the withdrawals on the same calendar day of each month as your contract date. If your contract date is after the 28th day of the month, your systematic withdrawal will be made on the 28th day of each month.

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Each systematic withdrawal amount must be a minimum of $100. The amount of your systematic withdrawal can either be (1) a fixed dollar amount, or (2) an amount based on a percentage of the contract value. Both forms of systematic withdrawals are subject to the following maximum, which is calculated on each withdrawal date:

                 ------------------------------------------------
                                              MAXIMUM PERCENTAGE
                   FREQUENCY                   OF CONTRACT VALUE
                 ------------------------------------------------
                   Monthly                         0.833%
                   Quarterly                       2.50%
                   Annually                       10.00%
                 ------------------------------------------------

If your systematic withdrawal is a fixed dollar amount and the amount to be withdrawn would exceed the applicable maximum percentage of your contract value on any withdrawal date, we will automatically reduce the amount withdrawn so that it equals such percentage. Thus, your fixed dollar systematic withdrawals will never exceed the maximum percentage. If you want fixed dollar systematic withdrawals to exceed the maximum percentage and are willing to incur associated surrender charges, consider the Fixed Dollar Systematic Withdrawal Feature, which you may add to your regular systematic withdrawal program.

If your systematic withdrawal is based on a percentage of contract value and the amount to be withdrawn based on that percentage would be less than $100, we will automatically increase the amount to $100 as long as it does not exceed the maximum percentage. If the systematic withdrawal would exceed the maximum percentage, we will send the amount, and then automatically cancel your systematic withdrawal option.

Systematic withdrawals from Fixed Interest Allocations are limited to interest earnings during the prior month, quarter, or year, depending on the frequency you chose. Systematic withdrawals are not subject to a Market Value Adjustment, unless you have added the Fixed Dollar Systematic Withdrawal Feature discussed below and the payments exceed interest earnings. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) or 72(t) distributions. A Fixed Interest Allocation may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.

You may change the amount or percentage of your systematic withdrawal once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date. If you submit a subsequent premium payment after you have applied for systematic withdrawals, we will not adjust future withdrawals under the systematic withdrawal program unless you specifically request that we do so.

The systematic withdrawal option may commence in a contract year where a regular withdrawal has been taken but you may not change the amount or percentage of your withdrawals in any contract year during which you have previously taken a regular withdrawal. You may not elect the systematic withdrawal option if you are taking IRA withdrawals.

Subject to availability, a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the beneficiary's lifetime ("stretch"). "Stretch" payments will be subject to the same limitations as systematic withdrawals, and non-qualified "stretch" payments will be reported on the same basis as other systematic withdrawals.

     FIXED DOLLAR SYSTEMATIC WITHDRAWAL FEATURE. You may add the Fixed Dollar Systematic Withdrawal Feature to your regular fixed dollar systematic withdrawal program. This feature allows you to receive a systematic withdrawal in a fixed dollar amount regardless of any surrender charges or Market Value Adjustments. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) or 72(t) distributions. You choose the amount of the fixed systematic withdrawals, which may total up to an annual maximum of 10% of your contract value as determined on the day we receive your election of this

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feature. The maximum limit will not be recalculated when you make additional premium payments, unless you instruct us to do so. We will assess a surrender charge on the withdrawal date if the withdrawal exceeds the maximum limit as calculated on the withdrawal date. We will assess a Market Value Adjustment on the withdrawal date if the withdrawal from a Fixed Interest Allocation exceeds your interest earnings on the withdrawal date. We will apply the surrender charge and any Market Value Adjustment directly to your contract value (rather than to the systematic withdrawal) so that the amount of each systematic withdrawal remains fixed.

Flat dollar systematic withdrawals which are intended to satisfy the requirements of Section 72(q) or 72(t) of the Tax Code may exceed the maximum. Such withdrawals are subject to surrender charges and Market Value Adjustment when they exceed the applicable maximum percentage.

IRA WITHDRAWALS

If you have a non-Roth IRA Contract and will be at least age 70 1/2 during the current calendar year, you may elect to have distributions made to you to satisfy requirements imposed by federal tax law. IRA withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service ("IRS") rules governing mandatory distributions under qualified plans. We will send you a notice before your distributions commence. You may elect to take IRA withdrawals at that time, or at a later date. You may not elect IRA withdrawals and participate in systematic withdrawals at the same time. If you do not elect to take IRA withdrawals, and distributions are required by federal tax law, distributions adequate to satisfy the requirements imposed by federal tax law may be made. Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law.

You may choose to receive IRA withdrawals on a monthly, quarterly or annual basis. Under this option, you may elect payments to start as early as 28 days after the contract date. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, we will make the withdrawals on the same calendar day of the month as the contract date.

You may request that we calculate for you the amount that is required to be withdrawn from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have to make, see the SAI. Or, we will accept your written instructions regarding the calculated amount required to be withdrawn from your Contract each year. The minimum dollar amount you can withdraw is $100. When we determine the required IRA withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the IRA withdrawal amount is greater than the contract value, we will cancel the Contract and send you the amount of the cash surrender value.

You may change the payment frequency of your IRA withdrawals once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date.

An IRA withdrawal from a Fixed Interest Allocation in excess of the amount allowed under systematic withdrawals will be subject to a Market Value Adjustment.

CONSULT YOUR TAX ADVISER REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING WITHDRAWALS. You are responsible for determining that withdrawals comply with applicable law. A withdrawal made before the taxpayer reaches age 59 1/2 may result in a 10% penalty tax. See "Federal Tax Considerations" for more details.

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--------------------------------------------------------------------------------
TRANSFERS AMONG YOUR INVESTMENTS
--------------------------------------------------------------------------------

You may transfer your contract value among the subaccounts in which you are invested and your Fixed Interest Allocations at the end of the free look period until the income phase start date. Transfers to a GET Fund series may only be made during the offering period for that GET Fund series. We currently do not charge you for transfers made during a contract year, but reserve the right to charge $25 for each transfer after the twelfth transfer in a contract year. WE ALSO RESERVE THE RIGHT TO LIMIT THE NUMBER OF TRANSFERS YOU MAY MAKE AND MAY OTHERWISE MODIFY OR TERMINATE TRANSFER PRIVILEGES IF REQUIRED BY OUR BUSINESS JUDGMENT OR IN ACCORDANCE WITH APPLICABLE LAW. We will apply a Market Value Adjustment to transfers from a Fixed Interest Allocation taken more than 30 days before its maturity date, unless the transfer is made under the dollar cost averaging program. Keep in mind that transfers between Special Funds or Excluded Funds and other investment portfolios may negatively impact your death benefit or rider benefits.

If you allocate contract value to an investment option that has been designated as a Restricted Fund, your ability to transfer contract value to the Restricted Fund may be limited. A transfer to the Restricted Funds will not be permitted to the extent that it would increase the contract value in the Restricted Fund to more than the applicable limits following the transfer. We do not limit transfers from Restricted Funds. If the result of multiple reallocations is to lower the percentage of total contract value in the Restricted Fund, the reallocation will be permitted even if the percentage of contract value in the Restricted Fund is greater than the limit. No investment options are currently designated as Restricted Funds.

Please be aware that the benefit we pay under an optional benefit rider may be affected by certain transfers you make while the rider is in effect.

Transfers, including those involving Special Funds, may also affect your optional rider base. See "The Annuity Contract -- Optional Rider." Transfers will be based on values at the end of the business day in which the transfer request is received at our Customer Service Center.

The minimum amount that you may transfer is $100 or, if less, your entire contract value held in a subaccount or a Fixed Interest Allocation. To make a transfer, you must notify our Customer Service Center and all other administrative requirements must be met. Any transfer request received after 4:00 p.m. eastern time or the close of regular trading of the New York Stock Exchange will be effected on the next business day.

Separate Account B and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine. We may require personal identifying information to process a request for transfer made over the telephone, over the internet or other approved electronic means.

LIMITS IMPOSED BY UNDERLYING FUNDS. Orders for the purchase of fund shares may be subject to acceptance or rejection by the underlying fund. We reserve the right to reject, without prior notice, any allocation of a premium payment to a subaccount if the subaccount's investment in its corresponding fund is not accepted by the fund for any reason.

LIMITS ON FREQUENT OR DISRUPTIVE TRANSFERS. The Contract is not designed to serve as a vehicle for frequent trading. Frequent trading can disrupt management of a fund and raise its expenses through: 1) increased trading and transaction costs; 2) forced and unplanned portfolio turnover; 3) lost opportunity costs; and 4) large asset swings that decrease the fund's ability to provide maximum investment return to all contract owners. This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract owners. Such restrictions could include: (1) not accepting transfer instructions from

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

an agent acting on behalf of more than one contract owner; and (2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract owner at a time.

We monitor transfer activity. With regard to frequent transfers, in the event that an individual's or organization's transfer activity:

     1.   exceeds our then-current monitoring standard for frequent trading;

     2. is identified as problematic by an underlying fund even if the activity does not exceed our monitoring standard for frequent trading; or

     3. if we determine in our sole discretion that such transfer activity may not be in the best interests of other contract owners,

we reserve the right to take any necessary action to deter such activity. Such actions may include, but are not limited to, the suspension of trading privileges via facsimile, telephone, email and internet, and the limiting of trading privileges to submission by regular U.S. mail. We will notify you in writing if we take any of these actions.

Our current definition of frequent trading is more than one purchase and sale of the same underlying fund within a 30-day period. We do not count transfers associated with scheduled dollar cost averaging or automatic rebalancing programs, transfers involving funds that affirmatively permit short-term trading in their fund shares, such as the ProFund portfolios, movement between such funds and the Liquid Assets Portfolio, and transfers involving certain de minimis amounts when determining whether trading activity is excessive. We reserve the right to modify our general standard, or the standard as it may apply to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of the contract owners and fund investors and/or state or federal regulatory requirements.

In addition, if, due to the excessive dollar amounts of trades, even though not within our then current definition of frequent trading, an individual's or organization's transfer activity is determined, in our sole discretion, to be disruptive, we may take the same actions as are described above to limit frequent transfers.

The Company does not allow waivers to the above policy. Our excessive trading policy may not be completely successful in preventing market timing or excessive trading activity.

DOLLAR COST AVERAGING

You may elect to participate in our dollar cost averaging program if you have at least $1,200 of contract value in the (i) Liquid Assets subaccount, or (ii) a Fixed Interest Allocation with either a 6-month or a 1-year guaranteed interest period. These subaccounts or Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other subaccounts selected by you. We also may offer DCA Fixed Interest Allocations, which are 6-month and 1-year Fixed Interest Allocations available exclusively for use with the dollar cost averaging program. The DCA Fixed Interest Allocations require a minimum premium payment of $1,200 directed into a DCA Fixed Interest Allocation. Transfers made pursuant to a dollar cost averaging program do not count toward the 12 transfer limit on free transfers.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to other subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

Unless you have a DCA Fixed Interest Allocation, you elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. If your source account is the Liquid Assets subaccount or a 1-year Fixed Interest Allocation, the maximum amount that can be transferred

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each month is your contract value in such source account divided by 12. If your source account is a 6-month Fixed Interest Allocation, the maximum amount that can be transferred each month is your contract value in such source account divided by 6. You may change the transfer amount once each contract year. If you have a DCA Fixed Interest Allocation, there is no minimum or maximum transfer amount; we will transfer all your money allocated to that source account into the subaccount(s) in equal payments over the selected 6-month or 1-year period. The last payment will include earnings accrued over the course of the selected period. If you make an additional premium payment into a Fixed Interest Allocation subject to dollar cost averaging, the amount of your transfers under the dollar cost averaging program remains the same, unless you instruct us to increase the transfer amount.

Transfers from a Fixed Interest Allocation or a DCA Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment. However, if you terminate the dollar cost averaging program for a DCA Fixed Interest Allocation and there is money remaining in the DCA Fixed Interest Allocation, we will transfer the remaining money to the Liquid Assets subaccount. Such transfer will trigger a Market Value Adjustment if the transfer is made more than 30 days before the maturity date of the DCA Fixed Interest Allocation.

If you do not specify the subaccounts to which the dollar amount of the source account is to be transferred, we will transfer the money to the subaccounts in which you are invested on a proportional basis. The transfer date is the same day each month as your contract date. If, on any transfer date, your contract value in a source account is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may terminate the dollar cost averaging program at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next transfer date. A Fixed Interest Allocation or DCA Fixed Interest Allocation may not participate in the dollar cost averaging program and in systematic withdrawals at the same time.

You are permitted to transfer contract value to a Restricted Fund, subject to the limitations described above in this section and in "Appendix B -- The Investment Portfolios." Compliance with the individual and aggregate Restricted Fund limits will be reviewed when the dollar cost averaging program is established. Transfers under the dollar cost averaging program must be within those limits. We will not review again your dollar cost averaging election for compliance with the individual and aggregate limits for investment in the Restricted Funds except in the case of the transactions described below.

        o Amount added to source account: If you add amounts to the source account which would increase the amount to be transferred under the dollar cost averaging program, we will review the amounts to be transferred to ensure that the individual and aggregate limits are not being exceeded. If such limits would be exceeded, we will require that the dollar cost averaging transfer amounts be changed to ensure that the transfers are within the limits based on the then current allocation of contract value to the Restricted Fund(s) and the then current value of the amount designated to be transferred to that Restricted Fund(s).

        o Additional premium paid: Up to the individual Restricted Fund percentage limit may be allocated to a Restricted Fund. If more than the individual limit has been requested to be allocated to a Restricted Fund, we will look at the aggregate limit, subtract the current allocation to Restricted Funds, and subtract the current value of amounts to be transferred under the dollar cost averaging program to Restricted Funds. The excess, if any, is the maximum that may be allocated pro-rata to Restricted Funds.

        o Reallocation request is made while the dollar cost averaging program is active: If the reallocation would increase the amount allocated to Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to Restricted Funds and less the current value of any remaining amounts to be transferred under the dollar cost averaging program to the Restricted Funds.

We may in the future offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program, stop offering DCA Fixed Interest Allocations or

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otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.

AUTOMATIC REBALANCING

If you have at least $10,000 of contract value invested in the subaccounts of Separate Account B, you may elect to have your investments in the subaccounts automatically rebalanced. Transfers made pursuant to automatic rebalancing do not count toward the 12 transfer limit on free transfers. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period.

You are permitted to reallocate between Restricted and non-Restricted Funds, subject to the limitations described above in this section and in "The Investment Portfolios." If the reallocation would increase the amount allocated to the Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to all Restricted Funds.

We will transfer funds under your Contract on a quarterly, semi-annual, or annual calendar basis among the subaccounts to maintain the investment blend of your selected subaccounts. The minimum size of any allocation must be in full percentage points. Rebalancing does not affect any amounts that you have allocated to the Fixed Account. The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken pro-rata.

To participate in automatic rebalancing, send satisfactory notice to our Customer Service Center. We will begin the program on the last business day of the period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your contract value among the subaccounts or if you make an additional premium payment or partial withdrawal on other than a pro-rata basis. Additional premium payments and partial withdrawals effected on a pro-rata basis will not cause the automatic rebalancing program to terminate.

--------------------------------------------------------------------------------
DEATH BENEFIT CHOICES
--------------------------------------------------------------------------------

DEATH BENEFIT DURING THE ACCUMULATION PHASE

During the accumulation phase, a death benefit, and earnings multiplier benefit, if elected, is payable when either the contract owner, the annuitant (when a contract owner is not an individual), or the first of joint owners (under Option Package I only) dies. Assuming you are the contract owner, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. The death benefit paid depends on the option package you have chosen. The death benefit value is calculated as of the claim date (the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork, at our Customer Service Center). If your beneficiary elects to delay receipt of the death benefit until a date after the time of death, the amount of the benefit payable in the future may be affected. The proceeds may be received in a single sum, applied to any of the income phase payment options, or, if available, paid over the beneficiary's lifetime. (See "Systematic Withdrawals" above). A beneficiary's right to elect an income phase payment option or receive a lump-sum payment may have been restricted by the contract owner. If so, such rights or options will not be available to the beneficiary.

If we do not receive a request to apply the death benefit proceeds to an annuity option, we will make a single sum distribution. Unless your beneficiary elects otherwise, the distribution will be made into an interest bearing account, backed by our general account, that is accessed by the beneficiary through a checkbook feature. The beneficiary may access death benefit proceeds at any time without penalty. We will generally distribute death benefit proceeds within 7 days after our Customer Service Center has received sufficient information to make the payment. For information on required distributions under federal income tax laws, you should see "Required Distributions upon Contract Owner's Death." Interest earned on this account may be less than interest paid on other settlement options.

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You may select one of the option packages described below which will determine the death benefit payable. Option Package I is available only if the contract owner and the annuitant are not more than 85 years old at the time of purchase. Option Packages II and III are available only if the contract owner and annuitant are not more than 80 years old at the time of purchase. Option Packages II and III are not available where the Contract is held by joint owners. A change in ownership of the Contract may affect the amount of the death benefit payable. The death benefit may be subject to certain mandatory distribution rules required by federal tax law. The death benefit depends upon the option package in effect on the date the contract owner dies. The differences are summarized as follows:

     ---------------------- ------------------------------ ------------------------------ ------------------------------
                            OPTION PACKAGE I               OPTION PACKAGE II              OPTION PACKAGE III
     ---------------------- ------------------------------ ------------------------------ ------------------------------
     DEATH BENEFIT          The greater of:                The greatest of:               The greatest of:
     ON DEATH OF THE        1)    the Standard Death       1)    the Standard Death       1)    the Standard Death
     OWNER:                       Benefit; or                    Benefit; or                    Benefit; or
                            2)    the contract value*.     2)    the contract value*; or  2)    the contract value*; or
                                                           3)    the Annual Ratchet       3)    the Annual Ratchet
                                                                 death benefit.                 death benefit; or
                                                                                          4)    the 5% Roll-Up death
                                                                                                benefit.
     ---------------------- ------------------------------ ------------------------------ ------------------------------

       * less credits added since or within 12 months prior to death.

The following describes the death benefit calculations for Contracts in the November-2003 and May-2004 categories. For a description of the calculation of the death benefits applicable under your Contract if you are in the Pre-November-2003 category, please see Appendix I. Please retain this prospectus and the appendix that is applicable to you so you will have it for future reference. If you are unsure of which category applies to you, please call our Customer Service Center.

We may, with 30 days notice to you, designate any investment portfolio as a Special or Excluded Fund on existing contracts with respect to new premiums added to such investment portfolio, with respect to new transfers to such investment portfolio and with respect to the death benefits to which such designation applies. Selecting a Special or Excluded Fund may limit or reduce the death benefit.

For the period during which a portion of the contract value is allocated to a Special or Excluded Fund, we may at our discretion reduce the mortality and expense risk charge attributable to that portion of the contract value. The reduced mortality and expense risk charge will be applicable only during that period.

We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefits described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:

      1) the contract value minus any credits added since or within 12 months prior to death; and

      2)    the cash surrender value.

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THE STANDARD DEATH BENEFIT equals the GREATER of the Base Death Benefit and the
SUM of 1) and 2), LESS 3):

      1)    the contract value allocated to Excluded Funds; and

      2) the Standard Minimum Guaranteed Death Benefit for amounts allocated to Covered or Special Funds;

      3)    any initial credit added since or within 12 months prior to death.

The Standard Minimum Guaranteed Death Benefit equals:

      1) premium payments plus the initial credit, if applicable, allocated to Covered, Special and Excluded Funds, respectively;

      2) reduced by a pro-rata adjustment for any withdrawal or transfer taken from Covered, Special and Excluded Funds, respectively.

In the event of transfers from Excluded to Covered or Special Funds, the increase in the Minimum Guaranteed Death Benefit for Covered Funds and/or Special Funds will equal the lesser of the reduction in the Minimum Guaranteed Death Benefit for Excluded Funds and the contract value transferred. In the event of transfers from Covered or Special Funds to Excluded Funds, the increase in the Minimum Guaranteed Death Benefit for Excluded Funds will equal the reduction in the Minimum Guaranteed Death Benefit for Covered or Special Funds.

Currently, no investment options are designated as Special Funds or Excluded Funds for purposes of calculating the Standard Death Benefit.

The 5% ROLL-UP DEATH BENEFIT, equals the GREATER of:

      1)    the Standard Death Benefit; and

      2) the sum of the contract value allocated to Excluded Funds and the 5% Roll-Up Minimum Guaranteed Death Benefit for Covered Funds and Special Funds less any initial credit added since or within 12 months prior to death.

The 5% Roll-Up Minimum Guaranteed Death Benefit for Covered Funds, Special Funds and Excluded Funds equals the lesser of:

      1) premiums, plus the initial credit, if applicable, adjusted for withdrawals and transfers, accumulated at an annual rate of 5% credited on a daily basis for Covered Funds or Excluded Funds and at 0% for Special Funds until the earlier of attainment of age 90 or reaching the cap (equal to 3 times all premium payments and the initial credit, if applicable, as reduced by adjustments for withdrawals) and thereafter at 0%, and

      2)    the cap.

A pro-rata adjustment to the 5% Roll-Up Minimum Guaranteed Death Benefit is made for any withdrawals. The amount of the pro-rata adjustment for withdrawals will equal (a) divided by (b) times (c): where (a) is the contract value of the withdrawal; (b) is the contract value immediately prior to the withdrawal; and
(c) is the 5% Roll-Up Minimum Guaranteed Death Benefit for Covered, Special and Excluded Funds, respectively, immediately prior to the withdrawal. Please see Appendix F for examples of the pro-rata withdrawal adjustment.

A pro-rata adjustment to the cap is made for any withdrawals. The amount of the pro-rata adjustment for withdrawals will equal (a) divided by (b) times (c): where (a) is the contract value of the withdrawal; (b) is the contract value immediately prior to the withdrawal; and (c) is the cap immediately prior to the withdrawal.

Transfers from Excluded to Covered or Special Funds will reduce the 5% Roll-Up Minimum Guaranteed Death Benefit for Excluded Funds on a pro-rata basis. The resulting increase in the 5% Roll-Up

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Minimum Guaranteed Death Benefit for Covered or Special Funds will equal the lesser of the reduction in the 5% Roll-Up Minimum Guaranteed Death Benefit for Excluded Funds and the contract value transferred. Transfers from Covered or Special Funds to Excluded Funds will reduce the 5% Roll-Up Minimum Guaranteed Death Benefit for Covered or Special Funds on a pro-rata basis. The resulting increase in the 5% Roll-Up Minimum Guaranteed Death Benefit for Excluded Funds will equal the reduction in the 5% Roll-Up Minimum Guaranteed Death Benefit for Covered or Special Funds, respectively.

Transfers from Special to Covered Funds will reduce the 5% Roll-Up Minimum Guaranteed Death Benefit for Special Funds on a pro-rata basis. The resulting increase in the 5% Roll-Up Minimum Guaranteed Death Benefit for Covered Funds will equal the reduction in the 5% Roll-Up Minimum Guaranteed Death Benefit for Special Funds.

Transfers from Covered to Special Funds will reduce the 5% Roll-Up Minimum Guaranteed Death Benefit for Covered Funds on a pro-rata basis. The resulting increase in the 5% Roll-Up Minimum Guaranteed Death Benefit for Special Funds will equal the reduction in the 5% Roll-Up Minimum Guaranteed Death Benefit for Covered Funds.

The calculation of the cap is not affected by allocations to Covered, Special or Excluded Funds.

For purposes of calculating the 5% Rollup Death Benefit, the following investment options are designated as "Special Funds": the ING Liquid Assets Portfolio, the ING PIMCO Core Bond Portfolio, the ProFund VP Rising Rates Opportunity Portfolio, the Fixed Account, the Fixed Interest Division, and the TSA Special Fixed Account. No investment options are currently designated as Excluded Funds. The death benefit for Excluded Funds is the contract value allocated to Excluded Funds and for the Standard, Annual Ratchet and 5% Rollup death benefits is tracked for transfer purposes only.

The ANNUAL RATCHET ENHANCED DEATH BENEFIT equals the GREATER of:

      1)    the Standard Death Benefit; and

      2) the sum of the contract value allocated to Excluded Funds and the Annual Ratchet Minimum Guaranteed Death Benefit for amounts allocated to Covered or Special Funds, less any initial credit added since or within 12 months prior to death.

The Annual Ratchet Minimum Guaranteed Death Benefit equals:

      1) the initial premium plus the initial credit, if applicable, allocated at issue to Covered, Special or Excluded Funds, respectively;

      2) increased dollar for dollar by any premium, plus the initial credit, if applicable, allocated after issue to Covered, Special or Excluded Funds, respectively;

      3) adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit for Covered, Special or Excluded Funds from the prior anniversary (adjusted for new premiums, the initial credit, if applicable, partial withdrawals and transfers between Covered, Special and Excluded Funds) and the current contract value before crediting of any renewal credit. A pro-rata adjustment to the Annual Ratchet Minimum Guaranteed Death Benefit is made for any withdrawals. The amount of the pro-rata adjustment for withdrawals will equal (a) divided by (b) times (c): where (a) is the contract value of the withdrawal; (b) is the contract value immediately prior to the withdrawal; and (c) is the Annual Ratchet Minimum Guaranteed Death Benefit for Covered, Special and Excluded Funds, respectively, immediately prior to the withdrawal.

Transfers from Excluded to Covered or Special Funds will reduce the Annual Ratchet Minimum Guaranteed Death Benefit for Excluded Funds on a pro-rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit for Covered or Special Funds will equal the lesser of the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit for Excluded Funds and the contract value transferred.

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Transfers from Covered or Special Funds to Excluded Funds will reduce the Annual
Ratchet Minimum Guaranteed Death Benefit for Covered or Special Funds on a pro-rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit for Excluded Funds will equal the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit for Covered or Special Funds, respectively.

Currently, no investment options are designated as Special Funds or Excluded Funds for purposes of calculating the Annual Ratchet Death Benefit.

Note: The enhanced death benefits may not be available in all states.

TRANSFERS BETWEEN OPTION PACKAGES. You may transfer from one option package to another on each contract anniversary. A written request for such transfer must be received at our Customer Service Center within 60 days prior to the contract anniversary. No transfers between option packages are permitted: 1) after you attain age 80; or 2) if the Contract is owned by joint owners.

The following minimum contract values must be met:


--------------------- ---------------------------------- ----------------------------------
                      TRANSFERS TO OPTION                TRANSFERS TO OPTION
                      PACKAGE I                          PACKAGES II OR III

--------------------- ---------------- ----------------- ---------------- -----------------
MINIMUM CONTRACT      Non-                               Non-
VALUE                 Qualified:       Qualified:        Qualified:       Qualified:
                      $15,000          $1,500            $5,000           $1,500
--------------------- ---------------- ----------------- ---------------- -----------------

If you transfer between option packages, the then current roll-up cap does not reset. A change of owner may cause an option package transfer on other than a contract anniversary.

EARNINGS MULTIPLIER BENEFIT RIDER. The earnings multiplier benefit rider is an optional rider that provides a separate death benefit in addition to the death benefit provided under the death benefit options available under the option packages. The rider is subject to state availability and is available only for issues ages 75 or under. It may be added at issue of the Contract or on the next contract anniversary following introduction of the rider in a state, if later. The date on which the rider is added is referred to as the "rider effective date."

If the rider is added at issue, the rider provides a benefit equal to a percentage of the gain under the Contract, up to a gain equal to 300% of premiums adjusted for withdrawals ("Maximum Base"). Currently, where the rider is added at issue, the earnings multiplier benefit is equal to 40% (25% for issue ages 70 and above) of the lesser of: 1) the Maximum Base; and 2) the contract value on the claim date, minus premiums adjusted for withdrawals. If the rider is added to a Contract after issue, the earnings multiplier benefit is equal to 40% (25% for issue ages 70 and above) of the lesser of: 1) 300% of the contract value on the rider effective date, plus subsequent premiums adjusted for subsequent withdrawals; and 2) the contract value on the claim date, minus the contract value on the rider effective date minus subsequent premiums adjusted for subsequent withdrawals. The adjustment to the benefit for withdrawals is pro-rata, meaning that the benefit will be reduced by the proportion that the withdrawal bears to the contract value at the time of the withdrawal.

There is an extra charge for this feature and once selected, it may not be revoked. The earnings multiplier benefit rider does not provide a benefit if there is no gain under the Contract. As such, the Company would continue to assess a charge for the rider, even though no benefit would be payable at death under the rider if there are no gains under the Contract. Please see "Charges and Fees -- Earnings Multiplier Benefit Charge" for a description of the charge.

The rider is available for both non-qualified and qualified contracts. Please see the discussions of possible tax consequences in "Federal Tax
Considerations," "Individual Retirement Annuities," "Taxation of Qualified Contracts," and "Tax Consequences of Enhanced Death Benefit" in this prospectus.

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

DEATH BENEFIT DURING THE INCOME PHASE

If any contract owner or the annuitant dies after the income phase payment start date, we will pay the beneficiary any certain benefit remaining under the income phase payment option in effect at the time.

CONTINUATION AFTER DEATH -- SPOUSE

If at the contract owner's death, the surviving spouse of the deceased contract owner is the beneficiary and such surviving spouse elects to continue the contract as his or her own the following will apply:

If the guaranteed death benefit as of the date we receive due proof of death, minus the contract value also on that date, is greater than zero, we will add such difference to the contract value. Such addition will be allocated to the variable subaccounts in proportion to the contract value in the subaccounts, unless we are directed otherwise. If there is no contract value in any subaccount, the addition will be allocated to the Liquid Assets subaccount, or its successor. Such addition to contract value will not affect the guaranteed death benefit.

The death benefits under each of the available options will continue based on the surviving spouse's age on the date that ownership changes. If death occurs within 12 months of a credit being applied, the credit will not be forfeited upon spousal continuation, and the premium credit option charge will continue. The credit will be subject to recapture upon surrender of the Contract, unless forfeited previously. If death occurs more than 12 months after the last credit was applied, any premium credit option charge will be waived for the remainder of the current three year period. The credit will not be subject to recapture upon surrender of the Contract.

At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the contract owner will be waived. Any premiums paid later will be subject to any applicable surrender charge.

Any addition to contract value, as described above, is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of the contract elects to continue the contract as his or her own.

If you elected the earnings multiplier benefit rider, and the benefit would otherwise be payable, the benefit will be added to the contract value and allocated among the variable subaccounts in proportion to the contract value in the subaccounts, unless we are directed otherwise. If there is no contract value in any subaccount, the benefit will be allocated to the Liquid Assets subaccount, or its successor. The crediting of the earnings multiplier benefit will not be included in the minimum guaranteed death benefit calculation.

The earnings multiplier benefit rider will continue, if the surviving spouse is eligible based on his or her attained age. If the surviving spouse is older than the maximum rider issue age, the rider will terminate. The Maximum Base and the percentages will be reset based on the adjusted contract value. The calculation of the benefit going forward will be: 1) based on the attained age of the spouse at the time of the ownership change using current values as of that date; 2) computed as if the rider was added to the Contract after issue and after the increase; and 3) based on the Maximum Base and percentages in effect on the rider effective date. However, we may in the future permit the surviving spouse to elect to use the then current Maximum Base and percentages in the benefit calculation.

CONTINUATION AFTER DEATH -- NON SPOUSE

If the beneficiary or surviving joint owner is not the spouse of the owner, the contract may continue in force subject to the required distribution rules of the Internal Revenue Code (the "Code"). See next section, "Required Distributions upon Contract Owner's Death."

If the guaranteed death benefit as of the date we receive due proof of death, minus the contract value also on that date, is greater than zero, we will add such difference to the contract value. Such addition will be allocated to the variable subaccounts in proportion to the contract value in the subaccounts, unless we are directed otherwise. If there is no contract value in any subaccount, the addition will be allocated to the Liquid Assets subaccount, or its successor.

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The death benefit will then terminate. At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the contract owner will be waived. No additional premium payments may be made.

If you elected the earnings multiplier benefit rider, and the benefit would otherwise be payable, the benefit will be added to the contract value and allocated among the variable subaccounts in proportion to the contract value in the subaccounts, unless we are directed otherwise. If there is no contract value in any subaccount, the benefit will be allocated to the Liquid Assets subaccount, or its successor. The earnings multiplier benefit rider then terminates, whether or not a benefit was payable under the terms of the rider.

REQUIRED DISTRIBUTIONS UPON CONTRACT OWNER'S DEATH

We will not allow any payment of benefits provided under a non-qualified Contract which does not satisfy the requirements of Section 72(s) of the Code.

If any owner of a non-qualified contract dies before the income phase payment start date, the death benefit payable to the beneficiary (calculated as described under "Death Benefit Choices" in this prospectus) will be distributed as follows: (a) the death benefit must be completely distributed within 5 years of the contract owner's date of death; or (b) the beneficiary may elect, within the 1-year period after the contract owner's date of death, to receive the death benefit in the form of an annuity from us, provided that (i) such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and (ii) such distributions begin not later than 1 year after the contract owner's date of death.

Notwithstanding (a) and (b) above, if the sole contract owner's beneficiary is the deceased owner's surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the contract owner's death. Upon receipt of such election from the spouse at our Customer Service Center: (1) all rights of the spouse as contract owner's beneficiary under the Contract in effect prior to such election will cease; (2) the spouse will become the owner of the Contract and will also be treated as the contingent annuitant, if none has been named and only if the deceased owner was the annuitant; and (3) all rights and privileges granted by the Contract or allowed by ING USA will belong to the spouse as contract owner of the Contract. This election will be deemed to have been made by the spouse if such spouse makes a premium payment to the Contract or fails to make a timely election as described in this paragraph. If the owner's beneficiary is a nonspouse, the distribution provisions described in subparagraphs (a) and (b) above, will apply even if the annuitant and/or contingent annuitant are alive at the time of the contract owner's death.

Subject to availability, and our then current rules, a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the life expectancy of the beneficiary ("stretch"). "Stretch" payments will be subject to the same limitations as systematic withdrawals, and non-qualified "stretch" payments will be reported on the same basis as other systematic withdrawals.

If we do not receive an election from a nonspouse owner's beneficiary within the 1-year period after the contract owner's date of death, then we will pay the death benefit to the owner's beneficiary in a cash payment within five years from date of death. We will determine the death benefit as of the claim date. We will make payment of the proceeds on or before the end of the 5-year period starting on the owner's date of death. Such cash payment will be in full settlement of all our liability under the Contract.

If a contract owner dies after the income phase payment start date, we will continue to distribute any benefit payable at least as rapidly as under the income phase payment option then in effect. All of the contract owner's rights granted under the Contract or allowed by us will pass to the contract owner's beneficiary.

If a Contract has joint owners we will consider the date of death of the first joint owner as the death of the contract owner and the surviving joint owner will become the beneficiary of the Contract. If any contract owner is not an individual, the death of an annuitant shall be treated as the death of the owner.

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EFFECT OF MGWB ON DEATH BENEFIT

If you die before Automatic Periodic Benefit Status under the MGWB rider, the death benefit is payable, but the rider terminates. However, if the beneficiary is the owner's spouse, and the spouse elects to continue the Contract, the death benefit is not payable until the spouse's death. Please see "Minimum Guaranteed Withdrawal Benefit Rider- Death of Owner" for a description of the impact of the owner's death on the MGWB Rider.

If you die during Automatic Periodic Benefit Status, the death benefit payable is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments. Please see "Minimum Guaranteed Withdrawal Benefit Rider".

--------------------------------------------------------------------------------
THE INCOME PHASE
--------------------------------------------------------------------------------

During the income phase, you stop contributing dollars to your contract and start receiving payments from your accumulated contract value.

INITIATING PAYMENTS. At least 30 days prior to the date you want to start receiving payments, you must notify us in writing of all of the following:

      o     Payment start date;

      o Income phase payment option (see the income phase payment options table in this section);

      o Payment frequency (i.e., monthly, quarterly, semi-annually or annually);

      o Choice of fixed, and, if available at the time an income phase payment option is selected, variable or a combination of both fixed and variable payments; and

      o Selection of an assumed net investment rate (only if variable payments are elected).

Your Contract will continue in the accumulation phase until you properly start income phase payments. Once an income phase payment option is selected, it may not be changed. Our current annuity options provide only for fixed payments.

WHAT AFFECTS PAYMENT AMOUNTS? Some of the factors that may affect the amount of your income phase payments include: your age; gender; contract value; the income phase payment option selected; the number of guaranteed payments (if any) selected; whether you select fixed, variable or a combination of both fixed and variable payments; and, for variable payments, the assumed net investment rate selected. Variable payments are not currently available.

FIXED PAYMENTS. Amounts funding fixed income phase payments will be held in the Company's general account. The amount of fixed payments does not vary with investment performance over time.

VARIABLE PAYMENTS. Amounts funding your variable income phase payments will be held in the subaccount(s) you select. Not all subaccounts available during the accumulation phase may be available during the income phase. Payment amounts will vary depending upon the performance of the subaccounts you select. For variable income phase payments, you must select an assumed net investment rate. Variable payments are not currently available.

ASSUMED NET INVESTMENT RATE. If you select variable income phase payments, you must also select an assumed net investment rate of either 5% or 3 1/2%. If you select a 5% rate, your first income phase payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts you selected is greater than 5% annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5%, after deduction of fees.

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If you select a 3 1/2% rate, your first income phase payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending upon changes to the net investment rate of the subaccounts you selected. For more information about selecting an assumed net investment rate, call us for a copy of the SAI.

MINIMUM PAYMENT AMOUNTS. The income phase payment option you select must result in:

      o     A first income phase payment of at least $50; and

      o     Total yearly income phase payments of at least $250.

If your contract value is too low to meet these minimum payment amounts, you will receive one lump-sum payment. Unless prohibited by law, we reserve the right to increase the minimum payment amount based on increases reflected in the Consumer Price Index-Urban (CPI-U) since July 1, 1993.

RESTRICTIONS ON START DATES AND THE DURATION OF PAYMENTS. Income phase payments may not begin during the first contract year, or, unless we consent, later than the later of:

      o     The first day of the month following the annuitant's 90th birthday;
            or

      o The tenth anniversary of the last premium payment made to your Contract.

Income phase payments will not begin until you have selected an income phase payment option. If income phase payments begin within the first contract year, it will be treated as a surrender, and surrender charges may apply. Failure to select an income phase payment option by the later of the annuitant's 90th birthday or the tenth anniversary of your last premium payment may have adverse tax consequences. You should consult with a qualified tax adviser if you are considering delaying the selection of an income phase payment option before the later of these dates.

For qualified contracts only, income phase payments may not extend beyond:

      (a)   The life of the annuitant;

      (b)   The joint lives of the annuitant and beneficiary;

      (c)   A guaranteed period greater than the annuitant's life expectancy; or

      (d) A guaranteed period greater than the joint life expectancies of the annuitant and beneficiary.

When income phase payments start, the age of the annuitant plus the number of years for which payments are guaranteed may not exceed 100.

If income phase payments start when the annuitant is at an advanced age, such as over 85, it is possible that the Contract will not be considered an annuity for federal tax purposes.

See "FEDERAL TAX CONSIDERATIONS" for further discussion of rules relating to income phase payments.

Charges Deducted.

      o If variable income phase payments are selected, we make a daily deduction for mortality and expense risks from amounts held in the subaccounts. Therefore, if you choose variable income phase payments and a nonlifetime income phase payment option, we still make this deduction from the subaccounts you select, even though we no longer assume any mortality risks. The amount of this charge, on an annual basis, is equal to 1.25% of amounts invested in the subaccounts. See "Fees and Expenses."

      o There is currently no administrative expense charge during the income phase. We reserve the right, however, to charge an administrative expense charge of up to 0.25% during the income phase. If imposed, we deduct this charge daily from the subaccounts corresponding to the funds you select. If we are imposing this charge when you enter the income phase, the charge will apply to you during the entire income phase. See "Fees and Expenses."

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      o     If you elected the premium credit option and variable income phase payments, we may also deduct the premium credit option charge. We deduct this charge daily during the first seven contract years from the subaccounts corresponding to the funds you select. If fixed income phase payments are selected, this charge may be reflected in the income phase payment rates. See "Fees and Expenses."

DEATH BENEFIT DURING THE INCOME PHASE. The death benefits that may be available to a beneficiary are outlined in the income phase payment options table below. If a lump-sum payment is due as a death benefit, we will make payment within seven calendar days after we receive proof of death acceptable to us and the request for the payment in good order at our Customer Service Center. Unless your beneficiary elects otherwise, the distribution will be made into an interest bearing account, backed by our general account, that is accessed by the beneficiary through a checkbook feature. If continuing income phase payments are elected, the beneficiary may not elect to receive a lump sum at a future date unless the income phase payment option specifically allows a withdrawal right. We will calculate the value of any death benefit at the next valuation after we receive proof of death and a request for payment. Such value will be reduced by any payments made after the date of death.

BENEFICIARY RIGHTS. A beneficiary's right to elect an income phase payment option or receive a lump-sum payment may have been restricted by the contract owner. If so, such rights or options will not be available to the beneficiary.

PARTIAL ENTRY INTO THE INCOME PHASE. You may elect an income phase payment option for a portion of your contract value, while leaving the remaining portion invested in the accumulation phase. Whether the Tax Code considers such payments taxable as income phase payments or as withdrawals is currently unclear; therefore, you should consult with a qualified tax adviser before electing this option. The same or different income phase payment option may be selected for the portion left invested in the accumulation phase.

TAXATION. To avoid certain tax penalties, you or your beneficiary must meet the distribution rules imposed by the Tax Code. Additionally, when selecting an income phase payment option, the Tax Code requires that your expected payments will not exceed certain durations. See "FEDERAL TAX CONSIDERATIONS".

PAYMENT OPTIONS.

The following table lists the income phase payment options and accompanying death benefits available during the income phase. We may offer additional income phase payment options under the Contract from time to time. Once income phase payments begin, the income phase payment option selected may not be changed.

TERMS TO UNDERSTAND:

ANNUITANT(S): The person(s) on whose life expectancy(ies) the income phase payments are based.

BENEFICIARY(IES): The person(s) or entity(ies) entitled to receive a death benefit, if any, under the income phase payment option selected.

     -------------------------------------------------------------------------------------------------------------------
     LIFETIME INCOME PHASE PAYMENT OPTIONS
     -------------------------------------------------------------------------------------------------------------------
     Life Income            LENGTH OF  PAYMENTS:  For as long as the  annuitant  lives.  It is  possible  that only one payment will be made if the annuitant dies prior to the second payment's due date.
                            DEATH BENEFIT--NONE: All payments end upon the annuitant's death.
     -------------------------------------------------------------------------------------------------------------------
     Life Income--          LENGTH OF PAYMENTS:  For as long as the annuitant lives, with payments  guaranteed for your
     Guaranteed             choice of 5 to 30 years or as otherwise specified in the contract.
     Payments               DEATH  BENEFIT--PAYMENT  TO THE  BENEFICIARY:  If the annuitant dies before we have made all the guaranteed payments, we will continue to pay the beneficiary the remaining payments.
     -------------------------------------------------------------------------------------------------------------------

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     -------------------------------------------------------------------------------------------------------------------
     Life Income--          LENGTH OF PAYMENTS:  For as long as either  annuitant  lives.  It is possible that only one
     Two Lives              payment will be made if both annuitants die before the second payment's due date.
                            CONTINUING PAYMENTS: When you select this option you choose for:
                            a) 100%, 66 2/3% or 50% of the payment to continue to the surviving  annuitant  after the first death; or
                            b) 100% of the payment to continue to the annuitant on the second  annuitant's death, and 50% of the payment to continue to the second annuitant on the annuitant's death.
                            DEATH BENEFIT--NONE: All payments end upon the death of both annuitants.
     -------------------------------------------------------------------------------------------------------------------
     Life Income--          LENGTH OF PAYMENTS:  For as long as either annuitant lives, with payments guaranteed from 5
     Two Lives--            to 30 years or as otherwise specified in the contract.
     Guaranteed             CONTINUING  PAYMENTS:  100% of the payment to continue to the surviving annuitant after the
     Payments               first death.
                            DEATH  BENEFIT--PAYMENT  TO THE BENEFICIARY:  If both annuitants die before we have made all the guaranteed payments, we will continue to pay the beneficiary the remaining payments.
     -------------------------------------------------------------------------------------------------------------------
     Life Income--Cash      LENGTH OF PAYMENTS: For as long as the annuitant lives.
     Refund Option          DEATH  BENEFIT--PAYMENT  TO THE BENEFICIARY:  Following the annuitant's death, we will pay a
     (limited               lump sum payment equal to the amount originally  applied to the income phase payment option
     availability--fixed     (less any applicable premium tax) and less the total amount of income payments paid.
     payments only)
     -------------------------------------------------------------------------------------------------------------------
     Life Income--Two        LENGTH OF PAYMENTS: For as long as either annuitant lives.
     Lives--Cash Refund      CONTINUING PAYMENTS: 100% of the payment to continue after the first death.
     Option (limited         DEATH  BENEFIT--PAYMENT TO THE BENEFICIARY:  When both annuitants die we will pay a lump-sum
     availability--fixed     payment  equal  to the  amount  applied  to the  income  phase  payment  option  (less  any
     payments only)          applicable premium tax) and less the total amount of income payments paid.
     -------------------------------------------------------------------------------------------------------------------
     NONLIFETIME INCOME PHASE PAYMENT OPTION
     -------------------------------------------------------------------------------------------------------------------
     Nonlifetime--          LENGTH  OF  PAYMENTS:  You may  select  payments  for 5 to 30 years  (15 to 30 years if you
     Guaranteed             elected the premium bonus option).  In certain cases a lump-sum payment may be requested at
     Payments               any time (see below).
                            DEATH  BENEFIT--PAYMENT  TO THE  BENEFICIARY:  If the annuitant  dies before we make all the guaranteed payments, we will continue to pay the beneficiary the remaining payments.
     -------------------------------------------------------------------------------------------------------------------
     LUMP-SUM  PAYMENT:  If the  "Nonlifetime--Guaranteed  Payments" option is elected with variable  payments,  you may request at any time that all or a portion of the present value of the remaining  payments be paid in one lump sum.
     Any such lump-sum  payments will be treated as a withdrawal  during the accumulation  phase and we will charge any applicable  surrender  charge.  Lump-sum  payments  will be sent within seven  calendar  days after we receive the request for payment in good order at our Customer Service Center.
     -------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
OTHER CONTRACT PROVISIONS
--------------------------------------------------------------------------------

REPORTS TO CONTRACT OWNERS

We will send you a quarterly report within 31 days after the end of each calendar quarter. The report will show the contract value, cash surrender value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your contract value and reflects the amounts deducted from or added to the contract value since the last report. You have 30 days to notify our Customer Service Center of any errors or discrepancies contained in the report or in any confirmation notices. We will also send you copies of any shareholder reports of the investment portfolios in which Separate Account B invests, as well as any other reports, notices or documents we are required by law to furnish to you.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange is closed; (2) when trading on the New York Stock Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in Separate Account B may not reasonably occur or so that the Company may not reasonably determine the value of Separate Account B's net assets; or (4) during any other period when the SEC so permits for the protection of security holders. We have the right to delay payment of amounts from a Fixed Interest Allocation for up to 6 months.

IN CASE OF ERRORS IN YOUR APPLICATION

If an age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought at the correct age or sex.

ASSIGNING THE CONTRACT AS COLLATERAL

You may assign a non-qualified Contract as collateral security for a loan but you should understand that your rights and any beneficiary's rights may be subject to the terms of the assignment. An assignment likely has federal tax consequences. You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

CONTRACT CHANGES -- APPLICABLE TAX LAW

We have the right to make changes in the Contract to continue to qualify the Contract as an annuity under applicable federal tax law. You will be given advance notice of such changes.

FREE LOOK

You may cancel your Contract within your 10-day free look period. We deem the free look period to expire 15 days after we mail the Contract to you. Some states may require a longer free look period. To cancel, you need to send your Contract to our Customer Service Center or to the agent from whom you purchased it. We will refund the contract value. For purposes of the refund during the free look period, (i) we adjust your contract value for any Market Value Adjustment (if you have invested in the Fixed Account), (ii) then, if applicable, we exclude any credit initially applied, and (iii) then we include a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios and the potential positive or negative effect of the market value adjustment, the contract value returned may be greater or less than the premium payment you paid. Some states require us to return to you the amount of the paid premium (rather than the contract value) in which case you will not be subject to investment risk during the free look period. In these states, your premiums designated for investment in the subaccounts may be allocated during the free look period to a subaccount specially designated by the Company for this purpose (currently, the Liquid Assets subaccount). We may, in our

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discretion, require that premiums designated for investment in the subaccounts from all other states as well as premiums designated for a Fixed Interest Allocation be allocated to the specially designated subaccount during the free look period. Your Contract is void as of the day we receive your Contract and cancellation request. We determine your contract value at the close of business on the day we receive your written request. If you keep your Contract after the free look period and the investment is allocated to a subaccount specially designated by the Company, we will put your money in the subaccount(s) chosen by you, based on the accumulation unit value next computed for each subaccount, and/or in the Fixed Interest Allocation chosen by you.

SPECIAL ARRANGEMENTS

We may reduce or waive any Contract, rider, or benefit fees or charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents, and related persons of our parent corporation and its affiliates. We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.

SELLING THE CONTRACT

Our affiliate Directed Services, Inc. ("DSI"), 1475 Dunwoody Dr., West Chester, PA 19380 is the principal underwriter and distributor of the Contract as well as for other ING USA contracts. DSI, a New York corporation, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

DSI does not retain any commissions or compensation paid to it by ING USA for Contract sales. DSI enters into selling agreements with affiliated and unaffiliated broker-dealers to sell the Contracts through their registered representatives who are licensed to sell securities and variable insurance products ("selling firms"). Selling firms are also registered with the SEC and NASD member firms.

DSI pays selling firms compensation for the promotion and sale of the Contracts. Registered representatives of the selling firms who solicit sales of the Contracts typically receive a portion of the compensation paid by DSI to the selling firm in the form of commissions or other compensation, depending on the agreement between the selling firm and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by contract owners or the Separate Account. We intend to recoup this compensation and other sales expenses paid to selling firms through fees and charges imposed under the Contracts.

DSI pays selling firms for Contract sales according to one or more schedules. This compensation is generally based on a percentage of premium payments. Selling firms may receive commissions of up to 6.0% of premium payments. In addition, selling firms may receive ongoing annual compensation of up to 1.10% of all, or a portion, of values of Contracts sold through the firm. Individual representatives may receive all or a portion of compensation paid to their selling firm, depending on their firm's practices. Commissions and annual compensation, when combined, could exceed 6.0% of total premium payments. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, DSI may pay or allow other promotional incentives or payments in the form of cash or other compensation to selling firms.

DSI may also pay selling firms additional compensation or reimbursement for their efforts in selling Contracts to you and other customers, including for, among other things, training of sales personnel, marketing or other sales-related services they provide to us or our affiliates. This compensation or reimbursement is not reflected in the fees and expenses listed in the fee table section of this prospectus. In addition, DSI may enter into special compensation arrangements with certain selling firms based on those firms' aggregate or anticipated sales of the Contracts or other criteria. These special compensation arrangements will not be offered to all selling firms, and the terms of such arrangements may differ among selling firms based on various factors. Any such compensation payable to a selling firm will not result in any additional direct charge to you by us.

Affiliated selling firms may include Baring Investment Services, Inc., Compulife Investor Services, Inc., Financial Network Investment Corporation, Granite Investment Services, Inc., Guaranty Brokerage Services, Inc., ING America Equities, Inc., ING Barings Corp., ING Direct Funds Limited, ING DIRECT Securities, Inc., ING Financial Advisers LLC, ING Financial Partners, Inc., ING Funds Distributor, LLC, ING Furman Selz Financial Services LLC, ING TT&S (U.S.) Securities, Inc.,

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Multi-Financial Securities Corporation, PrimeVest Financial Services, Inc. and
Systematized Benefits Administrators, Inc.

DSI may also compensate wholesalers/distributors, and their sales management personnel, for Contract sales within the wholesale/distribution channel. This compensation may be based on a percentage of premium payments, and/or a percentage of Contract values.

We do not pay any additional compensation on the sale or exercise of the Earnings Multiplier Benefit Rider offered in this prospectus.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

We will vote the shares of a Trust owned by Separate Account B according to your instructions. However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Trust in our own right, we may decide to do so.

We determine the number of shares that you have in a subaccount by dividing the Contract's contract value in that subaccount by the net asset value of one share of the portfolio in which a subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a Trust shareholder meeting. We will ask you for voting instructions by mail at least 10 days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all contracts in that subaccount. We will also vote shares we hold in Separate Account B which are not attributable to contract owners in the same proportion.

STATE REGULATION

We are regulated by the Insurance Department of the State of Iowa. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The variable Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

LEGAL PROCEEDINGS

We are not aware of any pending legal proceedings which involve Separate Account B as a party.

We are, or may be in the future, a defendant in various legal proceedings in connection with the normal conduct of our insurance operations. Some of these cases may seek class action status and may include a demand for punitive damages as well as for compensatory damages. In the opinion of management, the ultimate resolution of any existing legal proceeding is not likely to have a material adverse effect on our ability to meet our obligations under the contract.

Directed Services, Inc., the principal underwriter and distributor of the contract, is not involved in any legal proceeding which, in the opinion of management, is likely to have a material adverse effect on its ability to distribute the contract.

INDUSTRY DEVELOPMENTS - TRADING

As with many financial services companies, the Company and affiliates of the Company have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. The Company is also reviewing its policies and procedures in this area.

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EXPERTS

The audited consolidated financial statements and schedules of the Company as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, and the statement of assets and liabilities of Separate Account B as of December 31, 2003 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, appearing in the SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing in the SAI and in the Registration Statement, and are included in reliance on such reports given on the authority of such firm as experts in accounting and auditing.

--------------------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION

This section discusses our understanding of current federal income tax laws affecting the contract. You should keep the following in mind when reading it:

      o Your tax position (or the tax position of the designated beneficiary, as applicable) determines federal taxation of amounts held or paid out under the contract;

      o Tax laws change. It is possible that a change in the future could affect contracts issued in the past;

      o This section addresses federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes, foreign taxes or any other tax provisions; and

      o We do not make any guarantee about the tax treatment of the contract or transactions involving the contract.

We do not intend this information to be tax advice. For advice about the effect of federal income taxes or any other taxes on amounts held or paid out under the contract, consult a tax adviser. For more comprehensive information, contact the Internal Revenue Service (IRS).

TYPES OF CONTRACTS: NON-QUALIFIED OR QUALIFIED

The Contract may be purchased on a non-tax-qualified basis or purchased on a tax-qualified basis. Non-qualified contracts are purchased with after tax contributions and are not related to retirement plans that receive special income tax treatment under the Code.

Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(a), 403(b), 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on your tax status. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan in order to continue receiving favorable tax treatment. Some retirement plans are subject to additional distribution and other requirements that are not incorporated into our Contract. Because the Plan is not part of the Contract, we are not bound by any Plan's terms or conditions. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek competent legal and tax advice regarding the suitability of a Contract for your particular situation. The following discussion assumes that qualified Contracts are

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

purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAXATION OF NON-QUALIFIED CONTRACTS
      TAXATION PRIOR TO DISTRIBUTION

      We believe that if you are a natural person you will generally not be taxed on increases in the value of a non-qualified Contract until a distribution occurs or until annuity payments begin. This assumes that the Contract will qualify as an annuity contract for federal income tax purposes. For these purposes, the agreement to assign or pledge any portion of the contract value generally will be treated as a distribution. In order to receive deferral of taxation, the following requirements must be satisfied:

            DIVERSIFICATION. Internal Revenue Code Section 817(h) requires investments of a variable account be adequately diversified in order for a contract to be treated as annuity contract for federal income tax purposes. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each variable investment option must meet certain tests. Each sub-account's corresponding fund has represented that it will meet the diversification standards that apply to your policy. It is intended that Separate Account B, through the subaccounts, will satisfy these diversification requirements.

            INVESTOR CONTROL. Although earnings under non-qualified contracts are generally not taxed until withdrawn, the Internal Revenue Service (IRS) has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner's gross income. The Treasury announced that it will issue guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent the contract holder from being considered the federal tax owner of a pro rata share of the assets of the separate account.

            REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any non-qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The non-qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such distribution provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See "Death Benefit Choices" for additional information on required distributions from non-qualified contracts.

            NON-NATURAL PERSONS. The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract value over the "investment in the contract" (generally, the premiums or other consideration you paid for the contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a prospective contract owner that is not a natural person may wish to discuss these with a tax adviser.

            DELAYED ANNUITY STARTING DATE. If the Contract's annuity starting date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g., age 85), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

      TAXATION OF DISTRIBUTIONS

            GENERAL. When a withdrawal from a non-qualified Contract occurs (including amounts paid to you under the MGWB rider), the amount received will be treated as ordinary income subject to tax up

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to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner's investment in the contract at that time. Investment in the contract is generally equal to the amount of all contributions to the contract, less the aggregate amount of non-taxable distributions previously made. The contract value that applies for this purpose is unclear in some respects. For example, the living benefits provided under the Contract, i.e., the MGAB and MGWB, as well as the market value adjustment could increase the contract value that applies. Thus, the income on the Contracts could be higher than the amount of income that would be determined without regard to such benefits. As a result, you could have higher amounts of income than will be reported to you.

In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner's investment in the contract.

            10% PENALTY TAX. A distribution from a non-qualified Contract may be subject to a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

            o     made on or after the taxpayer reaches age 59 1/2;

            o     made on or after the death of a contract owner;

            o     attributable to the taxpayer's becoming disabled; or

            o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.

            TAX-FREE EXCHANGES. Section 1035 of the Tax Code permits the exchange of a life insurance, endowment or annuity contract for an annuity contract on a tax-free basis. In such instance, the "investment in the contract" in the old contract will carry over to the new contract. You should consult with your tax advisor regarding procedures for making Section 1035 exchanges.

If your Contract is purchased through a tax-free exchange of a life insurance, endowment or annuity contract that was purchased prior to August 14, 1982, then any distributions other than annuity payments will be treated, for tax purposes, as coming:

            o First, from any remaining "investment in the contract" made prior to August 14, 1982 and exchanged into the Contract;

            o Next, from any "income on the contract" attributable to the investment made prior to August 14, 1982;

            o     Then, from any remaining "income on the contract"; and

            o     Lastly, from any remaining "investment in the contract".

The IRS has concluded that in certain instances, the partial exchange of a portion of one annuity contract for another contract will be tax-free. However, the IRS has reserved the right to treat transactions it considers abusive as ineligible for favorable partial 1035 tax-free exchange treatment. The IRS has not provided any additional guidance on what it considers abusive. It is not certain whether the IRS would treat an immediate withdrawal or annuitization after a partial exchange as abusive. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract

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directly into an immediate annuity. Currently, we will accept a partial 1035 exchange from a non-qualified annuity into a deferred annuity or an immediate annuity as a tax-free transaction unless we believe that we would be expected to treat the transaction as abusive. We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, recognizes or reports a partial exchange. We strongly advise you to discuss any proposed 1035 exchange with your tax advisor prior to proceeding with the transaction.

TAXATION OF ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. The tax treatment of partial annuitizations is unclear. We currently treat any partial annuitizations as withdrawals rather than as annuity payments. Please consult your tax adviser before electing a partial annuitization.

            DEATH BENEFITS. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments. Special rules may apply to amounts distributed after a Beneficiary has elected to maintain Contract value and receive payments. The Contract offers a death benefit (including the benefit provided by the earnings multiplier benefit rider) that may exceed the greater of the premium payments and the contract value. Certain charges are imposed with respect to the death benefit. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.

            ASSIGNMENTS AND OTHER TRANSFERS. A transfer, pledge or assignment of ownership of a Contract, or the designation of an annuitant or payee other than an owner, may result in certain tax consequences to you that are not discussed herein. A contract owner contemplating any such transfer, pledge, assignment, or designation or exchange, should consult a tax adviser as to the tax consequences.

            IMMEDIATE ANNUITIES. Under section 72 of the Tax Code, an immediate annuity means an annuity (1) which is purchased with a single premium, (2) with annuity payments starting within one year from the date of purchase, and (3) which provides a series of substantially equal periodic payments made annually or more frequently. Treatment as an immediate annuity will have significance with respect to exceptions from the 10% early withdrawal penalty, to contracts owned by non-natural persons, and for certain policy exchanges.

            MULTIPLE CONTRACTS. The tax law requires that all non-qualified deferred annuity contracts that are issued by a company or its affiliates to the same contract owner during any calendar year are treated as one non-qualified deferred annuity contract for purposes of determining the amount includible in such contract owner's income when a taxable distribution occurs.

            WITHHOLDING. We will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

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TAXATION OF QUALIFIED CONTRACTS

      GENERAL

      The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions before age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents.

You will not generally pay taxes on earnings from the annuity contract described in this prospectus until they are withdrawn. When an annuity contract is used to fund one of these tax qualified retirement arrangements, you should know that the annuity contract does not provide any additional tax deferral of earnings beyond the tax deferral provided by the tax-qualified retirement arrangement. Tax-qualified retirement arrangements under Tax Code sections 401(a), 401(k), 403(a), 403(b) or governmental 457 plans also generally defer payment of taxes on earnings until they are withdrawn (or in the case of a non-governmental 457 plan, paid or made available to you or a designated beneficiary). However, annuities do provide other features and benefits which may be valuable to you. You should discuss your alternatives with your local representative.

      DISTRIBUTIONS - GENERAL

      For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the plan participant for whose benefit the contract is purchased (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than by April 1 of the calendar year following the calendar year in which the individual contract owner reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time before the contract owner's death. Please note that required minimum distributions under qualified Contracts may be subject to surrender charge and/or market value adjustment, in accordance with the terms of the Contract. This could affect the amount that must be taken from the Contract in order to satisfy required minimum distributions.

      DIRECT ROLLOVERS

      If the Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or is a tax-sheltered annuity under section 403(b) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under section 457(b), any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under section 401(a) of the Code, qualified annuity plan under section 403(a) of the Code, section 403(b) annuity or custodial account, or an eligible section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover

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distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain qualified plans. Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or us) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

      CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS

      Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits before transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

      INDIVIDUAL RETIREMENT ANNUITIES - GENERAL

      Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Also, amounts in another IRA or individual retirement account can be rolled over or transferred tax-free to an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE), under which certain employers may provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. If you make a tax-free rollover of a distribution from any of these IRAs, you may not make another tax-free rollover from the IRA within a 1-year period. Sales of the Contract for use with IRAs may be subject to special requirements of the IRS.

      INDIVIDUAL RETIREMENT ANNUITIES - DISTRIBUTIONS

      All distributions from a traditional IRA are taxed as received unless either one of the following is true:

      o The distribution is rolled over to a plan eligible to receive rollovers or to another traditional IRA or certain qualified plans in accordance with the Tax Code; or

      o You made after-tax contributions to the IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

To avoid certain tax penalties, you and any designated beneficiary must also meet the minimum distribution requirements imposed by the Tax Code. The requirements do not apply to Roth IRA contracts while the owner is living. These rules may dictate one or more of the following:

      o     Start date for distributions;

      o The time period in which all amounts in your account(s) must be distributed; or

      o     Distribution amounts.

Generally, you must begin receiving distributions from a traditional IRA by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. We must pay out distributions from the contract over one of the following time periods:

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      o     Over your life or the joint lives of you and your designated beneficiary; or

      o Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

The amount of each periodic distribution must be calculated in accordance with IRS regulations. If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

The following applies to the distribution of death proceeds under 408(b) and 408A (Roth IRA - See below) plans. Different distribution requirements apply after your death.

If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Code section 401(a)(9) provides specific rules for calculating the required minimum distributions at your death. The death benefit under the contract and also certain other contract benefits, such as living benefits, may affect the amount of the required minimum distribution that must be taken.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 2004, your entire balance must be distributed to the designated beneficiary by December 31, 2009. However, if the distributions begin by December 31 of the calendar year following the calendar year of your death, and you have named a designated beneficiary, then payments may be made over either of the following time frames:

      o     Over the life of the designated beneficiary; or

      o Over a period not extending beyond the life expectancy of the designated beneficiary.

If the designated beneficiary is your spouse, distributions must begin on or before the later of the following:

      o December 31 of the calendar year following the calendar year of your death; or

      o December 31 of the calendar year in which you would have attained age 70 1/2.

      ROTH IRAS - GENERAL

      Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to limits on the amount of the contributions and the persons who may be eligible to contribute, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. Certain qualifying individuals may convert an IRA, SEP, or SIMPLE IRA, to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. If you make a tax-free rollover of a distribution from a Roth IRA to another Roth IRA, you may not make another tax-free rollover from the Roth IRA from which the rollover was made within a 1-year period. A 10% penalty may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

      ROTH IRAS - DISTRIBUTIONS

      A qualified distribution from a Roth IRA is not taxed when it is received. A qualified distribution is a distribution:

      o Made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA of the owner; and

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      o     Made after you attain age 59 1/2, die, become disabled as defined in the Tax Code, or for a qualified first-time home purchase.

If a distribution is not qualified, it will be taxable to the extent of the accumulated earnings. Under special ordering rules, a partial distribution will first be treated generally as a return of contributions which is not taxable and then as taxable accumulated earnings.

      TAX SHELTERED ANNUITIES - GENERAL

      Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (Social Security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Distributions allocable to salary reduction contributions, but not earnings on such contributions, may also be distributed upon hardship. Certain penalties may apply.

      TAX SHELTERED ANNUITIES - LOANS

      Loans may be available if you purchased your contract in connection with a non-ERISA plan qualified under Section 403(b) of the Code ("TSA"). We do not currently permit loans under Section 403(b) Contracts that are subject to ERISA. If your contract was issued in connection with a TSA and the terms of your plan permit, you may take a loan from us, using your surrender value as collateral for the loan. Loans are subject to the terms of the Contract, your 403(b) plan, the Code and other federal and state regulations. The amount and number of loans outstanding at any one time under your TSA are limited, whether under our contracts or those of other carriers. We may modify the terms of a loan to comply with changes in applicable law. Various mandatory repayment requirements apply to loans, and failure to repay generally would result in income to you and the potential application of tax penalties. We urge you to consult with a qualified tax advisor prior to effecting a loan transaction under your Contract. We may apply additional restrictions or limitations on loans, and you must make loan requests in accordance with our administrative practices and loan request procedures in effect at the time you submit your request. Read the terms of the loan agreement before submitting any request.

Any outstanding loan balance impacts the following:

      o Withdrawals and Charges: We determine amounts available for maximum withdrawal amounts, free partial withdrawals, systematic withdrawals and waiver of administrative charges by reducing the otherwise applicable amounts by the amount of any outstanding loan balance.

      o Death Benefits, Annuitization and Surrenders: We deduct the outstanding loan balance from any amounts otherwise payable and in determining the amount available for annuitization.

      o    Riders:

            - Minimum Guaranteed Withdrawal Benefit ("MGWB") Rider. The portion of the contract value used to pay off the outstanding loan balance will reduce the MGWB Withdrawal Account. We do not recommend the MGWB rider if loans are contemplated.

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            -     Minimum Guaranteed Accumulation Benefit ("MGAB") Rider.
                  Generally, loan repayment periods should not extend into the 3-year period preceding the end of the Waiting Period, because transfers made within such 3-year period reduce the MGAB Base and the MGAB Charge Base pro rata based on the percentage of contract value transferred. Transfers between the TSA Special Fixed Account and the variable accounts will not be excluded from this treatment.

      TAX SHELTERED ANNUITIES - DISTRIBUTIONS

      All distributions from Section 403(b) plans are taxed as received unless either of the following is true:

      o The distribution is rolled over to another plan eligible to receive rollovers or to a traditional individual retirement annuity/account
            (IRA) in accordance with the Tax Code; or

      o You made after-tax contributions to the plan. In this case, the amount will be taxed according to rules detailed in the Tax Code.

Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 or retire, whichever occurs later, unless you had amounts under the contract as of December 31, 1986. In this case, distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. The death benefit under the contract and also certain other contract benefits, such as the living benefits, may affect the amount of the required minimum distribution that must be taken. If you take any distributions in excess of the required minimum amount, then special rules require that some or all of the December 31, 1986 balance be distributed earlier.

TAX CONSEQUENCES OF ENHANCED DEATH BENEFIT

The Contract offers a death benefit (including the benefit provided by the earnings multiplier benefit rider) that may exceed the greater of the premium payments and the contract value. It is possible that the IRS could characterize such a death benefit as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Also, as stated above, the presence of the death benefit, as well as certain other contract benefits, could affect the amount of required minimum distributions.

OTHER TAX CONSEQUENCES

As noted above, the foregoing comments about the federal tax consequences under the Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each contract owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

POSSIBLE CHANGES IN TAXATION

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

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FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including withdrawals prior to the annuity starting date) and conversions of, and rollovers from, non-Roth IRAs to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

ASSIGNMENTS

Adverse tax consequences to the plan and/or to you may result if your beneficial interest in the contract is assigned or transferred to persons other than: a plan participant as a means to provide benefit payments; an alternate payee under a qualified domestic relations order in accordance with code section 414(p); or to the Company as collateral for a loan.

TAXATION OF COMPANY

We are taxed as a life insurance company under the Tax Code. The Separate Account is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company," but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case, we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your account value invested in the subaccounts.

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--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      TABLE OF CONTENTS
      Introduction
      Description of ING USA Annuity and Life Insurance Company
      Safekeeping of Assets
      The Administrator
      Independent Auditors
      Distribution of Contracts
      Performance Information
      IRA Partial Withdrawal Option
      Other Information
      Financial Statements of ING USA Annuity and Life Insurance Company
            (formerly Golden American Life Insurance Company)
      Financial Statements of ING USA Annuity and Life Insurance Company
            Separate Account B (formerly Golden American Separate Account B)

--------------------------------------------------------------------------------

PLEASE TEAR OFF, COMPLETE AND RETURN THE FORM BELOW TO ORDER A FREE STATEMENT OF ADDITIONAL INFORMATION FOR THE CONTRACTS OFFERED UNDER THE PROSPECTUS OR THE MOST RECENT ANNUAL AND/OR QUARTERLY REPORT OF ING USA ANNUITY AND LIFE INSURANCE COMPANY, FREE OF CHARGE. ADDRESS THE FORM TO OUR CUSTOMER SERVICE CENTER; THE ADDRESS IS SHOWN ON THE PROSPECTUS COVER.
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PLEASE SEND ME:

|_|   A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE
      ACCOUNT B

|_| A FREE COPY OF THE MOST RECENT ANNUAL AND/OR QUARTERLY REPORT OF ING USA ANNUITY AND LIFE INSURANCE COMPANY

Please Print or Type:

                           __________________________________________________
                           NAME

                           __________________________________________________
                           SOCIAL SECURITY NUMBER

                           __________________________________________________
                           STREET ADDRESS

                           __________________________________________________
                           CITY, STATE, ZIP

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_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

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--------------------------------------------------------------------------------
APPENDIX A
--------------------------------------------------------------------------------

                         CONDENSED FINANCIAL INFORMATION

Except for subaccounts which did not commence operations as of December 31, 2003, the following tables give (1) the accumulation unit value ("AUV") at the beginning of the period, (2) the AUV at the end of the period and (3) the total number of accumulation units outstanding at the end of the period for each subaccount of ING USA Separate Account B (formerly Golden American Separate Account B) available under the Contract for the indicated periods.


                                                       2003        2002          2001
                                                ----------------------------------------------
SEPARATE ACCOUNT ANNUAL CHARGES OF 1.60%

     AIM V.I. DENT DEMOGRAPHIC TRENDS

         AUV at Beginning of Period                    $7.32      $10.99       $10.31 (1)
         AUV at End of Period                          $9.90       $7.32       $10.99
         Number of Accumulation Units
            Outstanding at End of Period              74,556      25,792        1,821

     AIM V.I. GROWTH

         AUV at Beginning of Period                    $7.00      $10.33       $10.00 (1)
         AUV at End of Period                          $9.02       $7.00       $10.33
         Number of Accumulation Units
            Outstanding at End of Period               6,906       1,399            0

     ALLIANCEBERNSTEIN VALUE

         AUV at Beginning of Period                    $8.58      $10.01        $9.57 (1)
         AUV at End of Period                         $10.84       $8.58       $10.01
         Number of Accumulation Units
            Outstanding at End of Period              19,097       5,318          508

     ALLIANCEBERSTEIN GROWTH & INCOME

         AUV at Beginning of Period                    $7.33       $9.59        $9.23 (1)
         AUV at End of Period                          $9.54       $7.33        $9.59
         Number of Accumulation Units
            Outstanding at End of Period              43,089      11,011            0

     ALLIANCEBERSTEINPREMIER GROWTH

         AUV at Beginning of Period                    $6.50       $9.55        $9.04 (1)
         AUV at End of Period                          $7.89       $6.50        $9.55
         Number of Accumulation Units
            Outstanding at End of Period              23,740      18,700          321

     FIDELITY VIP CONTRAFUND

         AUV at Beginning of Period                    $8.63       $9.70        $9.37 (1)
         AUV at End of Period                         $10.88       $8.63        $9.70
         Number of Accumulation Units
            Outstanding at End of Period              67,399      10,193            0

     FIDELITY VIP EQUITY--INCOME

         AUV at Beginning of Period                    $7.81       $9.58        $9.11 (1)
         AUV at End of Period                          $9.99       $7.81        $9.58
         Number of Accumulation Units
            Outstanding at End of Period             175,077      70,102            0

     FIDELITY VIP GROWTH

         AUV at Beginning of Period                    $6.35       $9.26        $8.81 (1)
         AUV at End of Period                          $8.29       $6.35        $9.26
         Number of Accumulation Units
            Outstanding at End of Period             161,545      69,148            0

     ING AMERICAN FUNDS GROWTH

         AUV at Beginning of Period                   $10.00 (5)
         AUV at End of Period                         $10.76
         Number of Accumulation Units
            Outstanding at End of Period             141,174

SmartDesign Advantage -- 131799

                                       A1

                                                       2003        2002          2001
                                                ----------------------------------------------

     ING AMERICAN FUNDS GROWTH-INCOME

         AUV at Beginning of Period                   $10.00 (5)
         AUV at End of Period                         $10.98
         Number of Accumulation Units
            Outstanding at End of Period             179,926

     ING AMERICAN FUNDS INTERNATIONAL

         AUV at Beginning of Period                   $10.00 (5)
         AUV at End of Period                         $11.61
         Number of Accumulation Units
            Outstanding at End of Period              74,169

     ING EAGLE ASSET VALUE EQUITY

         AUV at Beginning of Period                   $14.74      $18.06       $17.00 (1)
         AUV at End of Period                         $18.16      $14.74       $18.06
         Number of Accumulation Units
            Outstanding at End of Period             266,586     259,141      252,946

     ING GET FUND -- SERIES U

         AUV at Beginning of Period                   $10.00      $10.00 (3)
         AUV at End of Period                         $10.53      $10.00
         Number of Accumulation Units
            Outstanding at End of Period           1,896,117           0

     ING GET FUND -- SERIES V

         AUV at Beginning of Period                   $10.00 (4)
         AUV at End of Period                          $9.72
         Number of Accumulation Units
            Outstanding at End of Period           2,946,385

     ING GET U.S. CORE PORTFOLIO - SERIES 1

         AUV at Beginning of Period                   $10.00 (4)
         AUV at End of Period                         $10.24
         Number of Accumulation Units
            Outstanding at End of Period           2,023,884

     ING GET U.S. CORE PORTFOLIO - SERIES 2

         AUV at Beginning of Period                   $10.00 (5)
         AUV at End of Period                         $10.03
         Number of Accumulation Units
            Outstanding at End of Period           1,906,764

     ING GET U.S. CORE PORTFOLIO - SERIES 3

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                         $10.00
         Number of Accumulation Units
            Outstanding at End of Period              99,989

     ING JANUS GROWTH AND INCOME

         AUV at Beginning of Period                    $7.02       $8.85        $8.59 (1)
         AUV at End of Period                          $8.46       $7.02        $8.85
         Number of Accumulation Units
            Outstanding at End of Period             328,257     315,171      295,864

     ING JP MORGAN FLEMING INTERNATIONAL

         AUV at Beginning of Period                   $10.00 (5)
         AUV at End of Period                         $11.87
         Number of Accumulation Units
            Outstanding at End of Period               7,837

     ING JP MORGAN FLEMING SMALL CAP EQUITY

         AUV at Beginning of Period                    $7.83      $10.00 (2)
         AUV at End of Period                         $10.35       $7.83
         Number of Accumulation Units
            Outstanding at End of Period              72,864      14,675

     ING JULIUS BAER FOREIGN

         AUV at Beginning of Period                    $8.21      $10.00 (2)
         AUV at End of Period                         $10.60       $8.21
         Number of Accumulation Units
            Outstanding at End of Period              26,857       4,278

SmartDesign Advantage -- 131799
                                       A2


                                                       2003        2002          2001
                                                ----------------------------------------------

     ING JP MORGAN MID CAP VALUE

         AUV at Beginning of Period                    $9.15      $10.00 (2)
         AUV at End of Period                         $11.71       $9.15
         Number of Accumulation Units
            Outstanding at End of Period              19,126       1,313

     ING LIQUID ASSETS

         AUV at Beginning of Period                   $15.33      $15.36       $15.35 (1)
         AUV at End of Period                         $15.20      $15.33       $15.36
         Number of Accumulation Units
            Outstanding at End of Period           1,702,971   2,297,033    2,858,557

     ING MFS CAPITAL OPPORTUNITIES

         AUV at Beginning of Period                    $6.12       $8.90        $8.29 (1)
         AUV at End of Period                          $7.71       $6.12        $8.90
         Number of Accumulation Units
            Outstanding at End of Period              19,794       9,203            0

     ING MFS GLOBAL GROWTH

         AUV at Beginning of Period                    $8.30      $10.00 (2)
         AUV at End of Period                         $10.77       $8.30
         Number of Accumulation Units
            Outstanding at End of Period               9,450           0

     ING MFS RESEARCH

         AUV at Beginning of Period                   $14.88      $20.13       $19.26 (1)
         AUV at End of Period                         $18.24      $14.88       $20.13
         Number of Accumulation Units
            Outstanding at End of Period             726,673     838,521    1,029,431

     ING MFS TOTAL RETURN

         AUV at Beginning of Period                   $18.91      $20.25       $19.80 (1)
         AUV at End of Period                         $21.73      $18.91       $20.25
         Number of Accumulation Units
            Outstanding at End of Period             932,450     859,682      856,471

     ING PIMCO CORE BOND

         AUV at Beginning of Period                   $12.49      $11.68       $11.96 (1)
         AUV at End of Period                         $12.88      $12.49       $11.68
         Number of Accumulation Units
            Outstanding at End of Period             642,677     689,475      227,627

     ING VAN KAMPEN COMSTOCK

         AUV at Beginning of Period                    $8.29      $10.00 (2)
         AUV at End of Period                         $10.58       $8.29
         Number of Accumulation Units
            Outstanding at End of Period              43,375       4,117

     ING VP CONVERTIBLE

         AUV at Beginning of Period                    $9.61      $10.49       $10.39 (1)
         AUV at End of Period                         $12.01       $9.61       $10.49
         Number of Accumulation Units
            Outstanding at End of Period              18,145       1,418            0

     ING VP INDEX + LARGECAP

         AUV at Beginning of Period                    $7.21       $9.37        $9.08 (1)
         AUV at End of Period                          $8.93       $7.21        $9.37
         Number of Accumulation Units
            Outstanding at End of Period              68,649      12,558            0

     ING VP INDEX + MIDCAP

         AUV at Beginning of Period                    $8.53       $9.88        $9.14 (1)
         AUV at End of Period                         $11.09       $8.53        $9.88
         Number of Accumulation Units
            Outstanding at End of Period             139,798      13,930            0

     ING VP INDEX + SMALLCAP

         AUV at Beginning of Period                    $8.59      $10.08        $9.15 (1)
         AUV at End of Period                         $11.48       $8.59       $10.08
         Number of Accumulation Units
            Outstanding at End of Period             139,269      24,464            0

SmartDesign Advantage -- 131799
                                       A3


                                                       2003        2002          2001
                                                ----------------------------------------------

     ING VP LARGECAP GROWTH

         AUV at Beginning of Period                    $6.15       $9.59        $9.31 (1)
         AUV at End of Period                          $8.05       $6.15        $9.59
         Number of Accumulation Units
            Outstanding at End of Period               5,005       4,325            0

     ING VP MAGNACAP

         AUV at Beginning of Period                    $7.08       $9.34        $9.03 (1)
         AUV at End of Period                          $9.10       $7.08        $9.34
         Number of Accumulation Units
            Outstanding at End of Period              56,265      17,210        4,692

     ING VP VALUE OPPORTUNITY

         AUV at Beginning of Period                    $6.55       $9.01        $8.77 (1)
         AUV at End of Period                          $8.01       $6.55        $9.01
         Number of Accumulation Units
            Outstanding at End of Period              10,997       1,313            0

     ING VIT WORLDWIDE GROWTH

         AUV at Beginning of Period                    $5.18       $7.00        $6.82 (1)
         AUV at End of Period                          $6.58       $5.18        $7.00
         Number of Accumulation Units
            Outstanding at End of Period             123,771     116,509      135,472

     INVESCO VIF HEALTH SCIENCES

         AUV at Beginning of Period                    $7.63      $10.26       $10.26 (1)
         AUV at End of Period                          $9.59       $7.63       $10.26
         Number of Accumulation Units
            Outstanding at End of Period             105,120      35,810        3,133

     INVESCO VIF LEISURE FUND

         AUV at Beginning of Period                    $8.43       10.00 (2)
         AUV at End of Period                         $10.67        8.43
         Number of Accumulation Units
            Outstanding at End of Period              57,182       1,464

     INVESCO VIF FINANCIAL SERVICES

         AUV at Beginning of Period                    $7.83       $9.36        $8.88 (1)
         AUV at End of Period                          $9.99       $7.83        $9.36
         Number of Accumulation Units
            Outstanding at End of Period              45,810      44,675        8,703

     INVESCO VIF UTILITIES

         AUV at Beginning of Period                    $6.35       $8.10        $8.10 (1)
         AUV at End of Period                          $7.34       $6.35        $8.10
         Number of Accumulation Units
            Outstanding at End of Period              99,200      18,052          960

     JANUS ASPEN SERIES WORLDWIDE GROWTH

         AUV at Beginning of Period                    $6.84       $9.36        $8.88 (1)
         AUV at End of Period                          $8.33        6.84         9.36
         Number of Accumulation Units
            Outstanding at End of Period              12,510       3,937            0

     JENNISON

         AUV at Beginning of Period                    $4.25       $6.27        $5.91 (1)
         AUV at End of Period                          $5.42       $4.25        $6.27
         Number of Accumulation Units
            Outstanding at End of Period             204,235     222,330      244,934

     PIMCO HIGH YIELD

         AUV at Beginning of Period                    $9.75      $10.03        $9.89 (1)
         AUV at End of Period                         $11.78       $9.75       $10.03
         Number of Accumulation Units
            Outstanding at End of Period             796,025     657,118      673,993

     PIONEER FUND

         AUV at Beginning of Period                    $7.45       $9.38        $9.02 (1)
         AUV at End of Period                          $9.05       $7.45        $9.38
         Number of Accumulation Units
            Outstanding at End of Period              73,198      62,576        4,756

SmartDesign Advantage -- 131799
                                       A4


                                                       2003        2002          2001
                                                ----------------------------------------------

     PIONEER SMALL COMPANY

         AUV at Beginning of Period                    $7.81       $9.58        $8.79 (1)
         AUV at End of Period                          $9.62       $7.81        $9.58
         Number of Accumulation Units
            Outstanding at End of Period              25,665      13,596          536

     PUTNAM VT GROWTH & INCOME

         AUV at Beginning of Period                    $7.40       $9.29        $8.92 (1)
         AUV at End of Period                          $9.28       $7.40        $9.29
         Number of Accumulation Units
            Outstanding at End of Period              12,772         614            0

     PUTNAM VT INTERNATIONAL GROWTH & INCOME

         AUV at Beginning of Period                    $8.03       $9.46        $9.20 (1)
         AUV at End of Period                         $10.89       $8.03        $9.46
         Number of Accumulation Units
            Outstanding at End of Period               9,609       7,080            0

     PUTNAM VT DISCOVERY GROWTH

         AUV at Beginning of Period                    $6.06       $8.75        $8.08 (1)
         AUV at End of Period                          $7.87       $6.06        $8.75
         Number of Accumulation Units
            Outstanding at End of Period              19,279       5,243            0

     SP JENNISON INTERNATIONAL GROWTH

         AUV at Beginning of Period                    $4.10       $5.40        $5.26 (1)
         AUV at End of Period                          $5.61       $4.10        $5.40
         Number of Accumulation Units
            Outstanding at End of Period             110,259      46,747       42,844

     UBS TACTICAL ALLOCATION

         AUV at Beginning of Period                    $7.12       $9.39        $9.03 (1)
         AUV at End of Period                          $8.92       $7.12        $9.39
         Number of Accumulation Units
            Outstanding at End of Period              20,061       4,476          536

     FOOTNOTES

      (1)   Fund First Available during November 2001
      (2)   Fund First Available during May 2002
      (3)   Fund First Available during December 2002
      (4)   Fund First Available during June 2003
      (5)   Fund First Available during September 2003
      (6)   Fund First Available during December 2003

                                                       2003         2002         2001
                                                --------------------------------------

SEPARATE ACCOUNT ANNUAL CHARGES OF 1.80 %

     AIM V.I. DENT DEMOGRAPHIC TRENDS

         AUV at Beginning of Period                    $7.31      $10.98       $10.30 (1)
         AUV at End of Period                          $9.85       $7.31       $10.98
         Number of Accumulation Units
            Outstanding at End of Period             574,799     144,580        7,111

     AIM V.I. GROWTH

         AUV at Beginning of Period                    $6.98      $10.33        $9.99 (1)
         AUV at End of Period                          $8.98       $6.98       $10.33
         Number of Accumulation Units
            Outstanding at End of Period              13,260       6,966            0

     ALLIANCEBERNSTEIN VALUE

         AUV at Beginning of Period                    $8.55      $10.00        $9.56 (1)
         AUV at End of Period                         $10.79       $8.55       $10.00
         Number of Accumulation Units
            Outstanding at End of Period               8,464       8,585            0

     ALLIANCEBERSTEIN GROWTH & INCOME

         AUV at Beginning of Period                    $7.31       $9.58        $9.22 (1)
         AUV at End of Period                          $9.49       $7.31        $9.58
         Number of Accumulation Units
            Outstanding at End of Period              21,387       5,073            0

SmartDesign Advantage -- 131799
                                       A5


                                                       2003        2002          2001
                                                ----------------------------------------------

     ALLIANCEBERSTEIN PREMIER GROWTH

         AUV at Beginning of Period                    $6.48       $9.54        $9.03 (1)
         AUV at End of Period                          $7.85       $6.48        $9.54
         Number of Accumulation Units
            Outstanding at End of Period              11,631       4,096            0

     FIDELITY VIP CONTRAFUND

         AUV at Beginning of Period                    $8.60       $9.69        $9.36 (1)
         AUV at End of Period                         $10.83       $8.60        $9.69
         Number of Accumulation Units
            Outstanding at End of Period              45,391       8,870            0

     FIDELITY VIP EQUITY--INCOME

         AUV at Beginning of Period                    $7.79       $9.57        $9.10 (1)
         AUV at End of Period                          $9.94       $7.79        $9.57
         Number of Accumulation Units
            Outstanding at End of Period           1,180,858     178,752            0

     FIDELITY VIP GROWTH

         AUV at Beginning of Period                    $6.33       $9.25        $8.80 (1)
         AUV at End of Period                          $8.25       $6.33        $9.25
         Number of Accumulation Units
            Outstanding at End of Period           2,329,442     244,586          652

     ING AMERICAN FUNDS GROWTH

         AUV at Beginning of Period                   $10.00 (5)
         AUV at End of Period                         $10.76
         Number of Accumulation Units
            Outstanding at End of Period             913,862

     ING AMERICAN FUNDS GROWTH-INCOME

         AUV at Beginning of Period                   $10.00 (5)
         AUV at End of Period                         $10.98
         Number of Accumulation Units
            Outstanding at End of Period             724,335

     ING AMERICAN FUNDS INTERNATIONAL

         AUV at Beginning of Period                   $10.00 (5)
         AUV at End of Period                         $11.60
         Number of Accumulation Units
            Outstanding at End of Period             261,151

     ING EAGLE ASSET VALUE EQUITY

         AUV at Beginning of Period                   $14.50      $17.80       $16.77 (1)
         AUV at End of Period                         $17.84      $14.50       $17.80
         Number of Accumulation Units
            Outstanding at End of Period             983,871     923,702      706,803

     ING GET FUND -- SERIES U

         AUV at Beginning of Period                   $10.00      $10.00 (3)
         AUV at End of Period                         $10.50      $10.00
         Number of Accumulation Units
            Outstanding at End of Period             434,915       1,187

     ING GET FUND -- SERIES V

         AUV at Beginning of Period                   $10.00 (4)
         AUV at End of Period                          $9.70
         Number of Accumulation Units
            Outstanding at End of Period             653,999

     ING GET U.S. CORE PORTFOLIO - SERIES 1

         AUV at Beginning of Period                   $10.00 (4)
         AUV at End of Period                         $10.23
         Number of Accumulation Units
            Outstanding at End of Period             588,194

     ING GET U.S. CORE PORTFOLIO - SERIES 2

         AUV at Beginning of Period                   $10.00 (5)
         AUV at End of Period                         $10.02
         Number of Accumulation Units
            Outstanding at End of Period             495,513

SmartDesign Advantage -- 131799
                                       A6


                                                       2003        2002          2001
                                                ----------------------------------------------

     ING GET U.S. CORE PORTFOLIO - SERIES 3

         AUV at Beginning of Period                   $10.00 (7)
         AUV at End of Period                         $10.00
         Number of Accumulation Units
            Outstanding at End of Period              35,584

     ING JANUS GROWTH AND INCOME

         AUV at Beginning of Period                    $6.99       $8.83        $8.58 (1)
         AUV at End of Period                          $8.41       $6.99        $8.83
         Number of Accumulation Units
            Outstanding at End of Period           3,698,410   2,513,591    1,282,147

     ING JP MORGAN FLEMING INTERNATIONAL

         AUV at Beginning of Period                   $10.00 (5)
         AUV at End of Period                         $11.86
         Number of Accumulation Units
            Outstanding at End of Period              80,497

     ING JP MORGAN FLEMING SMALL CAP EQUITY

         AUV at Beginning of Period                    $7.82      $10.00 (2)
         AUV at End of Period                         $10.31       $7.82
         Number of Accumulation Units
            Outstanding at End of Period             681,441      95,249

     ING JP MORGAN MID CAP VALUE

         AUV at Beginning of Period                    $9.14      $10.00 (2)
         AUV at End of Period                         $11.67       $9.14
         Number of Accumulation Units
            Outstanding at End of Period              11,473         106

     ING JULIUS BAER FOREIGN

         AUV at Beginning of Period                    $8.20      $10.00 (2)
         AUV at End of Period                         $10.57       $8.20
         Number of Accumulation Units
            Outstanding at End of Period             268,993      51,442

     ING LIQUID ASSETS

         AUV at Beginning of Period                   $14.91      $14.96       $14.96 (1)
         AUV at End of Period                         $14.75      $14.91       $14.96
         Number of Accumulation Units
            Outstanding at End of Period           5,614,607  10,613,768    9,752,616

     ING MFS CAPITAL OPPORTUNITIES

         AUV at Beginning of Period                    $6.10       $8.89        $8.29 (1)
         AUV at End of Period                          $7.67       $6.10        $8.89
         Number of Accumulation Units
            Outstanding at End of Period              18,605       1,496            0

     ING MFS GLOBAL GROWTH

         AUV at Beginning of Period                    $8.29      $10.00 (2)
         AUV at End of Period                         $10.73       $8.29
         Number of Accumulation Units
            Outstanding at End of Period               1,219         110

     ING MFS RESEARCH

         AUV at Beginning of Period                   $14.64      $19.84       $18.98 (1)
         AUV at End of Period                         $17.91      $14.64       $19.84
         Number of Accumulation Units
            Outstanding at End of Period           2,135,321   2,132,959    1,666,295

     ING MFS TOTAL RETURN

         AUV at Beginning of Period                   $18.60      $19.96       $19.51 (1)
         AUV at End of Period                         $21.32      $18.60       $19.96
         Number of Accumulation Units
            Outstanding at End of Period           4,841,190   3,921,172    2,673,135

     ING PIMCO CORE BOND

         AUV at Beginning of Period                   $12.29      $11.51       $11.78 (1)
         AUV at End of Period                         $12.64      $12.29       $11.51
         Number of Accumulation Units
            Outstanding at End of Period           4,187,288   3,457,226      958,057

SmartDesign Advantage -- 131799
                                       A7


                                                       2003        2002          2001
                                                ----------------------------------------------

     ING SALOMON BROTHERS AGGRESSIVE GROWTH

         AUV at Beginning of Period                   $10.00 (5)
         AUV at End of Period                         $10.80
         Number of Accumulation Units
            Outstanding at End of Period             147,757

     ING VAN KAMPEN COMSTOCK

         AUV at Beginning of Period                    $8.28      $10.00 (2)
         AUV at End of Period                         $10.54       $8.28
         Number of Accumulation Units
            Outstanding at End of Period              19,929       1,649

     ING VP CONVERTIBLE

         AUV at Beginning of Period                    $9.58      $10.48       $10.38 (1)
         AUV at End of Period                         $11.95       $9.58       $10.48
         Number of Accumulation Units
            Outstanding at End of Period               3,860         571            0

     ING VP INDEX + LARGECAP

         AUV at Beginning of Period                    $7.19       $9.36        $9.08 (1)
         AUV at End of Period                          $8.89       $7.19        $9.36
         Number of Accumulation Units
            Outstanding at End of Period             335,685       6,180            0

     ING VP INDEX + MIDCAP

         AUV at Beginning of Period                    $8.51       $9.87        $9.14 (1)
         AUV at End of Period                         $11.03       $8.51        $9.87
         Number of Accumulation Units
            Outstanding at End of Period              25,111       7,367            0

     ING VP INDEX + SMALLCAP

         AUV at Beginning of Period                    $8.57      $10.07        $9.15 (1)
         AUV at End of Period                         $11.43       $8.57       $10.07
         Number of Accumulation Units
            Outstanding at End of Period              56,252       3,623            0

     ING VP LARGECAP GROWTH

         AUV at Beginning of Period                    $6.13       $9.58        $9.31 (1)
         AUV at End of Period                          $8.01       $6.13        $9.58
         Number of Accumulation Units
            Outstanding at End of Period                 381         148            0

     ING VP MAGNACAP

         AUV at Beginning of Period                    $7.05       $9.33        $9.02 (1)
         AUV at End of Period                          $9.05       $7.05        $9.33
         Number of Accumulation Units
            Outstanding at End of Period             304,573     190,987      102,246

     ING VP VALUE OPPORTUNITY

         AUV at Beginning of Period                    $6.53       $9.00        $8.76 (1)
         AUV at End of Period                          $7.97       $6.53        $9.00
         Number of Accumulation Units
            Outstanding at End of Period               4,693       1,589            0

     ING VIT WORLDWIDE GROWTH

         AUV at Beginning of Period                    $5.15       $6.98        $6.80 (1)
         AUV at End of Period                          $6.53       $5.15        $6.98
         Number of Accumulation Units
            Outstanding at End of Period             910,436     598,428      468,772

     INVESCO VIF HEALTH SCIENCES

         AUV at Beginning of Period                    $7.61      $10.25       $10.26 (1)
         AUV at End of Period                          $9.54       $7.61       $10.25
         Number of Accumulation Units
            Outstanding at End of Period             833,580     375,102       25,836

     INVESCO VIF LEISURE

         AUV at Beginning of Period                    $8.42      $10.00 (2)
         AUV at End of Period                         $10.63       $8.42
         Number of Accumulation Units
            Outstanding at End of Period             301,537      54,250

SmartDesign Advantage -- 131799
                                       A8


                                                       2003        2002          2001
                                                ----------------------------------------------

     INVESCO VIF FINANCIAL SERVICES

         AUV at Beginning of Period                    $7.81       $9.35        $8.88 (1)
         AUV at End of Period                          $9.94       $7.81        $9.35
         Number of Accumulation Units
            Outstanding at End of Period             612,566     284,060       18,560

     INVESCO VIF UTILITIES

         AUV at Beginning of Period                    $6.33       $8.09        $8.10 (1)
         AUV at End of Period                          $7.30       $6.33        $8.09
         Number of Accumulation Units
            Outstanding at End of Period             360,781     167,758       16,134

     JANUS ASPEN SERIES WORLDWIDE GROWTH

         AUV at Beginning of Period                    $6.82       $9.35        $8.87 (1)
         AUV at End of Period                          $8.28       $6.82        $9.35
         Number of Accumulation Units
            Outstanding at End of Period               8,419       2,894          661

     JENNISON

         AUV at Beginning of Period                    $4.23       $6.25        $5.89 (1)
         AUV at End of Period                          $5.38       $4.23        $6.25
         Number of Accumulation Units
            Outstanding at End of Period             981,934     934,116    1,102,268

     PIONEER FUND

         AUV at Beginning of Period                    $7.43       $9.37        $9.02 (1)
         AUV at End of Period                          $9.00       $7.43        $9.37
         Number of Accumulation Units
            Outstanding at End of Period             648,278     229,508       22,142

     PIMCO HIGH YIELD

         AUV at Beginning of Period                    $9.66       $9.95        $9.82 (1)
         AUV at End of Period                         $11.65       $9.66        $9.95
         Number of Accumulation Units
            Outstanding at End of Period           5,849,065   3,639,546    1,847,566

     PIONEER SMALL CO

         AUV at Beginning of Period                    $7.79       $9.57        $8.79 (1)
         AUV at End of Period                          $9.57       $7.79        $9.57
         Number of Accumulation Units
            Outstanding at End of Period              10,611      11,750          655

     PROFUNDS RISING RATES OPPORTUNITY

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                          $9.35
         Number of Accumulation Units
            Outstanding at End of Period             108,486

     PUTNAM VT GROWTH & INCOME

         AUV at Beginning of Period                    $7.38       $9.27        $8.91 (1)
         AUV at End of Period                          $9.23       $7.38        $9.27
         Number of Accumulation Units
            Outstanding at End of Period               3,673       3,519            0

     PUTNAM VT INTERNATIONAL GROWTH & INCOME

         AUV at Beginning of Period                    $8.00       $9.45        $9.19 (1)
         AUV at End of Period                         $10.84       $8.00        $9.45
         Number of Accumulation Units
            Outstanding at End of Period               2,853         743            0

     PUTNAM VT DISCOVERY GROWTH

         AUV at Beginning of Period                    $6.04       $8.74        $8.07 (1)
         AUV at End of Period                          $7.83       $6.04        $8.74
         Number of Accumulation Units
            Outstanding at End of Period               3,870       2,365          686

     SP JENNISON INTERNATIONAL GROWTH

         AUV at Beginning of Period                    $4.08       $5.38        $5.25 (1)
         AUV at End of Period                          $5.57       $4.08        $5.38
         Number of Accumulation Units
            Outstanding at End of Period           1,299,827     360,089      212,147

SmartDesign Advantage -- 131799
                                       A9


                                                       2003        2002          2001
                                                ----------------------------------------------

     UBS TACTICAL ALLOCATION

         AUV at Beginning of Period                    $7.10       $9.38        $9.02 (1)
         AUV at End of Period                          $8.88       $7.10        $9.38
         Number of Accumulation Units
            Outstanding at End of Period              12,331           0            0

     FOOTNOTES

      (1)   Fund First Available during November 2001
      (2)   Fund First Available during May 2002
      (3)   Fund First Available during December 2002
      (4)   Fund First Available during June 2003
      (5)   Fund First Available during September 2003
      (6)   Fund First Available during October 2003
      (7)   Fund First Available during December 2003

                                                       2003        2002          2001
                                                --------------------------------------

SEPARATE ACCOUNT ANNUAL CHARGES OF 1.95 %

     AIM V.I. DENT DEMOGRAPHIC TRENDS

         AUV at Beginning of Period                    $7.29      $10.98       $10.30 (1)
         AUV at End of Period                          $9.82       $7.29       $10.98
         Number of Accumulation Units
            Outstanding at End of Period              19,072       2,381            0

     AIM V.I. GROWTH

         AUV at Beginning of Period                    $6.97      $10.32        $9.99 (1)
         AUV at End of Period                          $8.95       $6.97       $10.32
         Number of Accumulation Units
            Outstanding at End of Period               3,567         985            0

     ALLIANCEBERNSTEIN VALUE

         AUV at Beginning of Period                    $8.53      $10.00        $9.56 (1)
         AUV at End of Period                         $10.75       $8.53       $10.00
         Number of Accumulation Units
            Outstanding at End of Period              26,194       5,499            0

     ALLIANCEBERSTEIN GROWTH & INCOME

         AUV at Beginning of Period                    $7.29       $9.57        $9.22 (1)
         AUV at End of Period                          $9.45       $7.29        $9.57
         Number of Accumulation Units
            Outstanding at End of Period              51,953       2,049            0

     ALLIANCEBERSTEIN PREMIER GROWTH

         AUV at Beginning of Period                    $6.47       $9.54        $9.03 (1)
         AUV at End of Period                          $7.82       $6.47        $9.54
         Number of Accumulation Units
            Outstanding at End of Period               2,871         242            0

     FIDELITY VIP CONTRAFUND

         AUV at Beginning of Period                    $8.58       $9.68        $9.36 (1)
         AUV at End of Period                         $10.79       $8.58        $9.68
         Number of Accumulation Units
            Outstanding at End of Period              93,715      19,392            0

     FIDELITY VIP EQUITY--INCOME

         AUV at Beginning of Period                    $7.77       $9.57        $9.10 (1)
         AUV at End of Period                          $9.91       $7.77        $9.57
         Number of Accumulation Units
            Outstanding at End of Period              58,993       9,459            0

     FIDELITY VIP GROWTH

         AUV at Beginning of Period                    $6.32       $9.25        $8.80 (1)
         AUV at End of Period                          $8.21       $6.32        $9.25
         Number of Accumulation Units
            Outstanding at End of Period              63,607       7,613            0

     ING AMERICAN FUNDS GROWTH

         AUV at Beginning of Period                   $10.00 (5)
         AUV at End of Period                         $10.75
         Number of Accumulation Units
            Outstanding at End of Period              72,592

SmartDesign Advantage -- 131799
                                       A10


                                                       2003        2002          2001
                                                ----------------------------------------------

     ING AMERICAN FUNDS GROWTH-INCOME

         AUV at Beginning of Period                   $10.00 (5)
         AUV at End of Period                         $10.97
         Number of Accumulation Units
            Outstanding at End of Period              63,213

     ING AMERICAN FUNDS INTERNATIONAL

         AUV at Beginning of Period                   $10.00 (5)
         AUV at End of Period                         $11.60
         Number of Accumulation Units
            Outstanding at End of Period              17,513

     ING EAGLE ASSET VALUE EQUITY

         AUV at Beginning of Period                   $14.32      $17.61       $16.59 (1)
         AUV at End of Period                         $17.59      $14.32       $17.61
         Number of Accumulation Units
            Outstanding at End of Period              15,780       5,517            0

     ING GET FUND -- SERIES U

         AUV at Beginning of Period                    $9.99      $10.00 (3)
         AUV at End of Period                         $10.49       $9.99
         Number of Accumulation Units
            Outstanding at End of Period             415,852           0

     ING GET FUND -- SERIES V

         AUV at Beginning of Period                   $10.00 (4)
         AUV at End of Period                          $9.69
         Number of Accumulation Units
            Outstanding at End of Period             917,111

     ING GET U.S. CORE PORTFOLIO - SERIES 1

         AUV at Beginning of Period                   $10.00 (4)
         AUV at End of Period                         $10.22
         Number of Accumulation Units
            Outstanding at End of Period             569,199

     ING GET U.S. CORE PORTFOLIO - SERIES 2

         AUV at Beginning of Period                   $10.00 (5)
         AUV at End of Period                         $10.02
         Number of Accumulation Units
            Outstanding at End of Period             267,014

     ING GET U.S. CORE PORTFOLIO - SERIES 3

         AUV at Beginning of Period                   $10.00 (7)
         AUV at End of Period                          $9.99
         Number of Accumulation Units
            Outstanding at End of Period               2,302

     ING JANUS GROWTH AND INCOME

         AUV at Beginning of Period                    $6.96       $8.81        $8.56 (1)
         AUV at End of Period                          $8.37       $6.96        $8.81
         Number of Accumulation Units
            Outstanding at End of Period              26,957       5,288            0

     ING JP MORGAN FLEMING INTERNATIONAL

         AUV at Beginning of Period                   $10.00 (5)
         AUV at End of Period                         $11.85
         Number of Accumulation Units
            Outstanding at End of Period               8,655

     ING JP MORGAN FLEMING SMALL CAP EQUITY

         AUV at Beginning of Period                    $7.82      $10.00 (2)
         AUV at End of Period                         $10.29       $7.82
         Number of Accumulation Units
            Outstanding at End of Period              26,587       2,108

     ING JP MORGAN MID CAP VALUE

         AUV at Beginning of Period                    $9.13      $10.00 (2)
         AUV at End of Period                         $11.64       $9.13
         Number of Accumulation Units
            Outstanding at End of Period              37,877         279

SmartDesign Advantage -- 131799
                                       A11


                                                       2003        2002          2001
                                                ----------------------------------------------

     ING JULIUS BAER FOREIGN

         AUV at Beginning of Period                    $8.19      $10.00 (2)
         AUV at End of Period                         $10.54       $8.19
         Number of Accumulation Units
            Outstanding at End of Period              20,511         467

     ING LIQUID ASSETS

         AUV at Beginning of Period                   $14.64      $14.72       $14.72 (1)
         AUV at End of Period                         $14.46      $14.64       $14.72
         Number of Accumulation Units
            Outstanding at End of Period              66,946      19,321           92

     ING MFS CAPITAL OPPORTUNITIES

         AUV at Beginning of Period                    $6.08       $8.89        $8.29 (1)
         AUV at End of Period                          $7.64       $6.08        $8.89
         Number of Accumulation Units
            Outstanding at End of Period              25,224       6,820            0

     ING MFS GLOBAL GROWTH

         AUV at Beginning of Period                    $8.28      $10.00 (2)
         AUV at End of Period                         $10.70       $8.28
         Number of Accumulation Units
            Outstanding at End of Period                 678           0

     ING MFS RESEARCH

         AUV at Beginning of Period                   $14.45      $19.62       $18.78 (1)
         AUV at End of Period                         $17.65      $14.45       $19.62
         Number of Accumulation Units
            Outstanding at End of Period              12,028       1,028           23

     ING MFS TOTAL RETURN

         AUV at Beginning of Period                   $18.37      $19.74       $19.30 (1)
         AUV at End of Period                         $21.02      $18.37       $19.74
         Number of Accumulation Units
            Outstanding at End of Period              50,717      19,957          470

     ING PIMCO CORE BOND

         AUV at Beginning of Period                   $12.13      $11.39       $11.66 (1)
         AUV at End of Period                         $12.46      $12.13       $11.39
         Number of Accumulation Units
            Outstanding at End of Period             105,747      32,108            0

     ING SALOMON BROTHERS AGGRESSIVE GROWTH

         AUV at Beginning of Period                   $10.00 (5)
         AUV at End of Period                         $10.79
         Number of Accumulation Units
            Outstanding at End of Period               5,105

     ING VAN KAMPEN COMSTOCK

         AUV at Beginning of Period                    $8.27      $10.00 (2)
         AUV at End of Period                         $10.51       $8.27
         Number of Accumulation Units
            Outstanding at End of Period              33,231       4,189

     ING VP CONVERTIBLE

         AUV at Beginning of Period                    $9.56      $10.47       $10.38 (1)
         AUV at End of Period                         $11.90       $9.56       $10.47
         Number of Accumulation Units
            Outstanding at End of Period               8,981       2,963            0

     ING VP INDEX + LARGECAP

         AUV at Beginning of Period                    $7.18       $9.35        $9.07 (1)
         AUV at End of Period                          $8.86       $7.18        $9.35
         Number of Accumulation Units
            Outstanding at End of Period              74,850       3,964            0

     ING VP INDEX + MIDCAP

         AUV at Beginning of Period                    $8.49       $9.86        $9.13 (1)
         AUV at End of Period                         $10.99       $8.49        $9.86
         Number of Accumulation Units
            Outstanding at End of Period              52,557      19,361            0

SmartDesign Advantage -- 131799
                                       A12


                                                       2003        2002          2001
                                                ----------------------------------------------

     ING VP INDEX + SMALLCAP

         AUV at Beginning of Period                    $8.55      $10.06        $9.14 (1)
         AUV at End of Period                         $11.38       $8.55       $10.06
         Number of Accumulation Units
            Outstanding at End of Period              37,589       3,254            0

     ING VP LARGECAP GROWTH

         AUV at Beginning of Period                    $6.12       $9.57        $9.30 (1)
         AUV at End of Period                          $7.98       $6.12        $9.57
         Number of Accumulation Units
            Outstanding at End of Period              12,568           0            0

     ING VP MAGNACAP

         AUV at Beginning of Period                    $7.04       $9.32        $9.01 (1)
         AUV at End of Period                          $9.02       $7.04        $9.32
         Number of Accumulation Units
            Outstanding at End of Period              16,409           0            0

     ING VP VALUE OPPORTUNITY

         AUV at Beginning of Period                    $6.52       $9.00        $8.76 (1)
         AUV at End of Period                          $7.94       $6.52        $9.00
         Number of Accumulation Units
            Outstanding at End of Period               4,824       2,347            0

     ING VIT WORLDWIDE GROWTH

         AUV at Beginning of Period                    $5.13       $6.96        $6.78 (1)
         AUV at End of Period                          $6.50       $5.13        $6.96
         Number of Accumulation Units
            Outstanding at End of Period               3,247       1,003            0

     INVESCO VIF HEALTH SCIENCES

         AUV at Beginning of Period                    $7.59      $10.25       $10.25 (1)
         AUV at End of Period                          $9.51       $7.59       $10.25
         Number of Accumulation Units
            Outstanding at End of Period               9,822       2,088            0

     INVESCO VIF LEISURE

         AUV at Beginning of Period                    $8.41      $10.00 (2)
         AUV at End of Period                         $10.61       $8.41
         Number of Accumulation Units
            Outstanding at End of Period               6,530         758

     INVESCO VIF FINANCIAL SERVICES

         AUV at Beginning of Period                    $7.79       $9.34        $8.87 (1)
         AUV at End of Period                          $9.90       $7.79        $9.34
         Number of Accumulation Units
            Outstanding at End of Period               7,391         667            0

     INVESCO VIF UTILITIES

         AUV at Beginning of Period                    $6.32       $8.09        $8.09 (1)
         AUV at End of Period                          $7.28       $6.32        $8.09
         Number of Accumulation Units
            Outstanding at End of Period              10,109       2,188            0

     JANUS ASPEN SERIES WORLDWIDE GROWTH

         AUV at Beginning of Period                    $6.81       $9.34        $8.87 (1)
         AUV at End of Period                          $8.25       $6.81        $9.34
         Number of Accumulation Units
            Outstanding at End of Period              14,735       5,872            0

     JENNISON

         AUV at Beginning of Period                    $4.21       $6.24        $5.87 (1)
         AUV at End of Period                          $5.35       $4.21        $6.24
         Number of Accumulation Units
            Outstanding at End of Period               3,603       5,385            0

     PIMCO HIGH YIELD

         AUV at Beginning of Period                    $9.59       $9.90        $9.77 (1)
         AUV at End of Period                         $11.55       $9.59        $9.90
         Number of Accumulation Units
            Outstanding at End of Period              57,614       4,447            0

SmartDesign Advantage -- 131799
                                       A13


                                                       2003        2002          2001
                                                ----------------------------------------------

     PIONEER FUND

         AUV at Beginning of Period                    $7.41       $9.36        $9.01 (1)
         AUV at End of Period                          $8.97       $7.41        $9.36
         Number of Accumulation Units
            Outstanding at End of Period              37,110       6,687            0

     PIONEER SMALL COMPANY

         AUV at Beginning of Period                    $7.77       $9.57        $8.78 (1)
         AUV at End of Period                          $9.54       $7.77        $9.57
         Number of Accumulation Units
            Outstanding at End of Period              19,670      16,355            0

     PROFUND VP RISING RATES OPPORTUNITY

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                          $9.35
         Number of Accumulation Units
            Outstanding at End of Period               2,001

     PUTNAM VT GROWTH & INCOME

         AUV at Beginning of Period                    $7.36       $9.26        $8.90 (1)
         AUV at End of Period                          $9.19       $7.36        $9.26
         Number of Accumulation Units
            Outstanding at End of Period               5,775       1,355            0

     PUTNAM VT INTERNATIONAL GROWTH & INCOME

         AUV at Beginning of Period                    $7.98       $9.44        $9.19 (1)
         AUV at End of Period                         $10.80       $7.98        $9.44
         Number of Accumulation Units
            Outstanding at End of Period              18,931       4,604            0

     PUTNAM VT DISCOVERY GROWTH

         AUV at Beginning of Period                    $6.03       $8.73        $8.07 (1)
         AUV at End of Period                          $7.80       $6.03        $8.73
         Number of Accumulation Units
            Outstanding at End of Period              19,785       3,579            0

     SP JENNISON INTERNATIONAL GROWTH

         AUV at Beginning of Period                    $4.06       $5.37        $5.24 (1)
         AUV at End of Period                          $5.54       $4.06        $5.37
         Number of Accumulation Units
            Outstanding at End of Period               8,883       3,559            0

     UBS TACTICAL ALLOCATION

         AUV at Beginning of Period                    $7.08       $9.38        $9.02 (1)
         AUV at End of Period                          $8.85       $7.08        $9.38
         Number of Accumulation Units
            Outstanding at End of Period               9,989       9,384            0

     FOOTNOTES

      (1)   Fund First Available during November 2001
      (2)   Fund First Available during May 2002
      (3)   Fund First Available during December 2002
      (4)   Fund First Available during June 2003
      (5)   Fund First Available during September 2003
      (6)   Fund First Available during October 2003
      (7)   Fund First Available during December 2003

                                                       2003         2002         2001
                                                --------------------------------------

SEPARATE ACCOUNT ANNUAL CHARGES OF 2.20 %

     AIM V.I. DENT DEMOGRAPHIC TRENDS

         AUV at Beginning of Period                    $7.27      $10.97       $10.30 (1)
         AUV at End of Period                          $9.77       $7.27       $10.97
         Number of Accumulation Units
            Outstanding at End of Period              28,041       9,033            0

     AIM V.I. GROWTH

         AUV at Beginning of Period                    $6.95      $10.32        $9.99 (1)
         AUV at End of Period                          $8.90       $6.95       $10.32
         Number of Accumulation Units
            Outstanding at End of Period              21,116       9,991            0

SmartDesign Advantage -- 131799
                                       A14


                                                       2003        2002          2001
                                                ----------------------------------------------

     ALLIANCEBERNSTEIN VALUE

         AUV at Beginning of Period                    $8.50       $9.99        $9.55 (1)
         AUV at End of Period                         $10.68       $8.50        $9.99
         Number of Accumulation Units
            Outstanding at End of Period              16,641      12,253          669

     ALLIANCEBERSTEIN GROWTH & INCOME

         AUV at Beginning of Period                    $7.27       $9.56        $9.21 (1)
         AUV at End of Period                          $9.40       $7.27        $9.56
         Number of Accumulation Units
            Outstanding at End of Period              52,810       7,581            0

     ALLIANCEBERSTEIN PREMIER GROWTH

         AUV at Beginning of Period                    $6.44       $9.53        $9.02 (1)
         AUV at End of Period                          $7.78       $6.44        $9.53
         Number of Accumulation Units
            Outstanding at End of Period              14,293      10,348          773

     FIDELITY VIP CONTRAFUND

         AUV at Beginning of Period                    $8.55       $9.67        $9.35 (1)
         AUV at End of Period                         $10.72       $8.55        $9.67
         Number of Accumulation Units
            Outstanding at End of Period              67,994       5,170            0

     FIDELITY VIP EQUITY--INCOME

         AUV at Beginning of Period                    $7.74       $9.55        $9.09 (1)
         AUV at End of Period                          $9.85       $7.74        $9.55
         Number of Accumulation Units
            Outstanding at End of Period              47,675      15,528          681

     FIDELITY VIP GROWTH

         AUV at Beginning of Period                    $6.30       $9.24        $8.79 (1)
         AUV at End of Period                          $8.16       $6.30        $9.24
         Number of Accumulation Units
            Outstanding at End of Period              40,959      14,612            0

     ING AMERICAN FUNDS GROWTH

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                         $10.74
         Number of Accumulation Units
            Outstanding at End of Period              65,586

     ING AMERICAN FUNDS GROWTH-INCOME

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                         $10.96
         Number of Accumulation Units
            Outstanding at End of Period              63,314

     ING AMERICAN FUNDS INTERNATIONAL

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                         $11.59
         Number of Accumulation Units
            Outstanding at End of Period              25,452

     ING EAGLE ASSET VALUE EQUITY

         AUV at Beginning of Period                   $14.05      $17.31       $16.32 (1)
         AUV at End of Period                         $17.21      $14.05       $17.31
         Number of Accumulation Units
            Outstanding at End of Period               8,400       2,513            0

     ING GET FUND -- SERIES U

         AUV at Beginning of Period                    $9.99      $10.00 (3)
         AUV at End of Period                         $10.46       $9.99
         Number of Accumulation Units
            Outstanding at End of Period           1,576,748       3,233

     ING GET FUND - SERIES V

         AUV at Beginning of Period                   $10.00 (4)
         AUV at End of Period                          $9.67
         Number of Accumulation Units
            Outstanding at End of Period           3,252,229

     ING GET U.S. CORE PORTFOLIO - SERIES 1

         AUV at Beginning of Period                   $10.00 (4)
         AUV at End of Period                         $10.21
         Number of Accumulation Units
            Outstanding at End of Period           2,373,173

SmartDesign Advantage -- 131799
                                       A15


                                                       2003        2002          2001
                                                ----------------------------------------------

     ING GET U.S. CORE PORTFOLIO - SERIES 2

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                         $10.01
         Number of Accumulation Units
            Outstanding at End of Period           1,441,340

     ING GET U.S. CORE PORTFOLIO - SERIES 3

         AUV at Beginning of Period                   $10.00 (8)
         AUV at End of Period                          $9.99
         Number of Accumulation Units
            Outstanding at End of Period             163,623

     ING JANUS GROWTH AND INCOME

         AUV at Beginning of Period                    $6.92       $8.78        $8.54 (1)
         AUV at End of Period                          $8.30       $6.92        $8.78
         Number of Accumulation Units
            Outstanding at End of Period               8,990       4,648            0

     ING JP MORGAN FLEMING SMALL CAP EQUITY

         AUV at Beginning of Period                    $7.80      $10.00 (2)
         AUV at End of Period                         $10.24       $7.80
         Number of Accumulation Units
            Outstanding at End of Period              11,237         277

     ING JP MORGAN MID CAP VALUE

         AUV at Beginning of Period                    $9.11      $10.00 (2)
         AUV at End of Period                         $11.59       $9.11
         Number of Accumulation Units
            Outstanding at End of Period              34,573         525

     ING JULIUS BAER FOREIGN

         AUV at Beginning of Period                    $8.18      $10.00 (2)
         AUV at End of Period                         $10.50       $8.18
         Number of Accumulation Units
            Outstanding at End of Period              18,674          71

     ING LIQUID ASSETS

         AUV at Beginning of Period                   $14.15      $14.26       $14.26 (1)
         AUV at End of Period                         $13.94      $14.15       $14.26
         Number of Accumulation Units
            Outstanding at End of Period             111,894     948,017       47,932

     ING MFS CAPITAL OPPORTUNITIES

         AUV at Beginning of Period                    $6.06       $8.88        $8.28 (1)
         AUV at End of Period                          $7.59       $6.06        $8.88
         Number of Accumulation Units
            Outstanding at End of Period              32,730       7,427            0

     ING MFS GLOBAL GROWTH

         AUV at Beginning of Period                    $8.27      $10.00 (2)
         AUV at End of Period                         $10.66       $8.27
         Number of Accumulation Units
            Outstanding at End of Period               8,223         596

     ING MFS RESEARCH

         AUV at Beginning of Period                   $14.16      $19.27       $18.45 (1)
         AUV at End of Period                         $17.26      $14.16       $19.27
         Number of Accumulation Units
            Outstanding at End of Period               7,554       3,982            0

     ING MFS TOTAL RETURN

         AUV at Beginning of Period                   $18.00      $19.39       $18.97 (1)
         AUV at End of Period                         $20.55      $18.00       $19.39
         Number of Accumulation Units
            Outstanding at End of Period              99,828      19,793          335

     ING PIMCO CORE BOND

         AUV at Beginning of Period                   $11.89      $11.19       $11.46 (1)
         AUV at End of Period                         $12.18      $11.89       $11.19
         Number of Accumulation Units
            Outstanding at End of Period             142,025      41,826            0

SmartDesign Advantage -- 131799
                                       A16


                                                       2003        2002          2001
                                                ----------------------------------------------

     ING SALOMON BROTHERS AGGRESSIVE GROWTH

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                         $10.79
         Number of Accumulation Units
            Outstanding at End of Period               9,088

     ING SALOMON BROTHERS ALL CAP

         AUV at Beginning of Period                   $10.00 (8)
         AUV at End of Period                         $11.12
         Number of Accumulation Units
            Outstanding at End of Period               5,199

     ING SALOMON BROTHERS INVESTORS PORTFOLIO
         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                         $11.08
         Number of Accumulation Units
            Outstanding at End of Period               2,650

     ING VAN KAMPEN COMSTOCK

         AUV at Beginning of Period                    $8.25      $10.00 (2)
         AUV at End of Period                         $10.47       $8.25
         Number of Accumulation Units
            Outstanding at End of Period              34,041       1,515

     ING VP CONVERTIBLE

         AUV at Beginning of Period                    $9.52      $10.46       $10.37 (1)
         AUV at End of Period                         $11.83       $9.52       $10.46
         Number of Accumulation Units
            Outstanding at End of Period              16,708       3,126          246

     ING VP INDEX + LARGECAP

         AUV at Beginning of Period                    $7.15       $9.34        $9.06 (1)
         AUV at End of Period                          $8.80       $7.15        $9.34
         Number of Accumulation Units
            Outstanding at End of Period              44,013      10,196            0

     ING VP INDEX + MIDCAP

         AUV at Beginning of Period                    $8.46       $9.85        $9.13 (1)
         AUV at End of Period                         $10.92       $8.46        $9.85
         Number of Accumulation Units
            Outstanding at End of Period              58,661      11,178            0

     ING VP INDEX + SMALLCAP

         AUV at Beginning of Period                    $8.52      $10.05        $9.14 (1)
         AUV at End of Period                         $11.31       $8.52       $10.05
         Number of Accumulation Units
            Outstanding at End of Period              69,980       5,086            0

     ING VP LARGECAP GROWTH

         AUV at Beginning of Period                    $6.10       $9.56        $9.29 (1)
         AUV at End of Period                          $7.93       $6.10        $9.56
         Number of Accumulation Units
            Outstanding at End of Period               6,164       4,073            0

     ING VP MAGNACAP

         AUV at Beginning of Period                    $7.01       $9.30        $9.00 (1)
         AUV at End of Period                          $8.96       $7.01        $9.30
         Number of Accumulation Units
            Outstanding at End of Period              28,447       1,471            0

     ING VP VALUE OPPORTUNITY

         AUV at Beginning of Period                    $6.49       $8.99        $8.75 (1)
         AUV at End of Period                          $7.89       $6.49        $8.99
         Number of Accumulation Units
            Outstanding at End of Period              21,399      17,732            0

     ING VP WORLDWIDE GROWTH

         AUV at Beginning of Period                    $5.10       $6.93        $6.76 (1)
         AUV at End of Period                          $6.44       $5.10        $6.93
         Number of Accumulation Units
            Outstanding at End of Period               8,685       5,942            0

     INVESCO VIF HEALTH SCIENCES

         AUV at Beginning of Period                    $7.56      $10.23       $10.25 (1)
         AUV at End of Period                          $9.45       $7.56       $10.23
         Number of Accumulation Units
            Outstanding at End of Period              24,346       4,099          252

SmartDesign Advantage -- 131799
                                       A17


                                                       2003        2002          2001
                                                ----------------------------------------------

     INVESCO VIF LEISURE

         AUV at Beginning of Period                    $8.39      $10.00 (2)
         AUV at End of Period                         $10.56       $8.39
         Number of Accumulation Units
            Outstanding at End of Period               7,873           0

     INVESCO VIF FINANCIAL SERVICES

         AUV at Beginning of Period                    $7.77       $9.33        $8.86 (1)
         AUV at End of Period                          $9.84       $7.77        $9.33
         Number of Accumulation Units
            Outstanding at End of Period               4,814         787          277

     INVESCO VIF UTILITIES

         AUV at Beginning of Period                    $6.29       $8.08        $8.09 (1)
         AUV at End of Period                          $7.23       $6.29        $8.08
         Number of Accumulation Units
            Outstanding at End of Period               1,121         524            0

     JANUS ASPEN SERIES WORLDWIDE GROWTH

         AUV at Beginning of Period                    $6.78       $9.33        $8.86 (1)
         AUV at End of Period                          $8.20       $6.78        $9.33
         Number of Accumulation Units
            Outstanding at End of Period              11,610       7,229          281

     JENNISON

         AUV at Beginning of Period                    $4.18       $6.21        $5.85 (1)
         AUV at End of Period                          $5.30       $4.18        $6.21
         Number of Accumulation Units
            Outstanding at End of Period              12,481       2,116        1,081

     PIMCO HIGH YIELD

         AUV at Beginning of Period                    $9.48       $9.81        $9.69 (1)
         AUV at End of Period                         $11.39       $9.48        $9.81
         Number of Accumulation Units
            Outstanding at End of Period              91,164      16,989          263

     PIONEER FUND

         AUV at Beginning of Period                    $7.38       $9.35        $9.00 (1)
         AUV at End of Period                          $8.92       $7.38        $9.35
         Number of Accumulation Units
            Outstanding at End of Period              22,308       4,168            0

     PIONEER SMALL COMPANY

         AUV at Beginning of Period                    $7.74       $9.56        $8.77 (1)
         AUV at End of Period                          $9.48       $7.74        $9.56
         Number of Accumulation Units
            Outstanding at End of Period              28,821       8,318        4,125

     PROFUND VP BULL

         AUV at Beginning of Period                   $10.00 (5)
         AUV at End of Period                          $8.08
         Number of Accumulation Units
            Outstanding at End of Period               2,305

     PROFUND VP EUROPE 30

         AUV at Beginning of Period                   $10.00 (8)
         AUV at End of Period                          $8.10
         Number of Accumulation Units
            Outstanding at End of Period                 116

     PROFUND VP RISING RATES OPPORTUNITY

         AUV at Beginning of Period                   $10.00 (7)
         AUV at End of Period                          $9.34
         Number of Accumulation Units
            Outstanding at End of Period               4,040

     PROFUND VP SMALL CAP

         AUV at Beginning of Period                   $10.00 (8)
         AUV at End of Period                          $9.93
         Number of Accumulation Units
            Outstanding at End of Period               8,202

     PUTNAM VT GROWTH & INCOME

         AUV at Beginning of Period                    $7.33       $9.25        $8.89 (1)
         AUV at End of Period                          $9.13       $7.33        $9.25
         Number of Accumulation Units
            Outstanding at End of Period              16,797       8,058        5,022

     PUTNAM VT INTERNATIONAL GROWTH & INCOME

         AUV at Beginning of Period                    $7.95       $9.43        $9.18 (1)
         AUV at End of Period                         $10.73       $7.95        $9.43
         Number of Accumulation Units
            Outstanding at End of Period              11,934       6,043            0

SmartDesign Advantage -- 131799
                                       A18


                                                       2003        2002          2001
                                                ----------------------------------------------

     PUTNAM VT DISCOVERY GROWTH

         AUV at Beginning of Period                    $6.01       $8.72        $8.06 (1)
         AUV at End of Period                          $7.76       $6.01        $8.72
         Number of Accumulation Units
            Outstanding at End of Period              15,967       8,449            0

     SP JENNISON INTERNATIONAL GROWTH

         AUV at Beginning of Period                    $4.04       $5.35        $5.22 (1)
         AUV at End of Period                          $5.50       $4.04        $5.35
         Number of Accumulation Units
            Outstanding at End of Period              13,515       1,183            0

     UBS TACTICAL ALLOCATION

         AUV at Beginning of Period                    $7.06       $9.37        $9.01 (1)
         AUV at End of Period                          $8.79       $7.06        $9.37
         Number of Accumulation Units
            Outstanding at End of Period              15,111       6,768          713

     FOOTNOTES

      (1)   Fund First Available during November 2001
      (2)   Fund First Available during May 2002
      (3)   Fund First Available during December 2002
      (4)   Fund First Available during June 2003
      (5)   Fund First Available during August 2003
      (6)   Fund First Available during September 2003
      (7)   Fund First Available during October 2003
      (8)   Fund First Available during December 2003

                                                       2003         2002         2001
                                                --------------------------------------

SEPARATE ACCOUNT ANNUAL CHARGES OF 2.40 %

     AIM V.I. DENT DEMOGRAPHIC

         AUV at Beginning of Period                    $7.25      $10.97       $10.30 (1)
         AUV at End of Period                          $9.72       $7.25       $10.97
         Number of Accumulation Units
            Outstanding at End of Period               5,592       2,134            0

     AIM V.I. GROWTH

         AUV at Beginning of Period                    $6.93      $10.31        $9.99 (1)
         AUV at End of Period                          $8.86       $6.93       $10.31
         Number of Accumulation Units
            Outstanding at End of Period               7,481       3,409            0

     ALLIANCEBERNSTEIN VALUE

         AUV at Beginning of Period                    $8.48       $9.98        $9.55 (1)
         AUV at End of Period                         $10.63       $8.48        $9.98
         Number of Accumulation Units
            Outstanding at End of Period              10,118       6,907        4,856

     ALLIANCEBERNSTEIN GROWTH & INCOME

         AUV at Beginning of Period                    $7.25       $9.55        $9.21 (1)
         AUV at End of Period                          $9.35       $7.25        $9.55
         Number of Accumulation Units
            Outstanding at End of Period              41,312      11,489            0

     ALLIANCEBERSTEIN PREMIER GROWTH

         AUV at Beginning of Period                    $6.43       $9.52        $9.01 (1)
         AUV at End of Period                          $7.74       $6.43        $9.52
         Number of Accumulation Units
            Outstanding at End of Period              22,310      10,463        5,078

SmartDesign Advantage -- 131799
                                       A19


                                                       2003        2002          2001
                                                ----------------------------------------------

     FIDELITY VIP CONTRAFUND

         AUV at Beginning of Period                    $8.52       $9.66        $9.35 (1)
         AUV at End of Period                         $10.67       $8.52        $9.66
         Number of Accumulation Units
            Outstanding at End of Period              79,528      11,636            0

     FIDELITY VIP EQUITY--INCOME

         AUV at Beginning of Period                    $7.72       $9.54        $9.08 (1)
         AUV at End of Period                          $9.80       $7.72        $9.54
         Number of Accumulation Units
            Outstanding at End of Period              68,048      10,722            0

     FIDELITY VIP GROWTH

         AUV at Beginning of Period                    $6.28       $9.23        $8.79 (1)
         AUV at End of Period                          $8.12       $6.28        $9.23
         Number of Accumulation Units
            Outstanding at End of Period              30,334       8,817            0

     ING AMERICAN FUNDS GROWTH

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                         $10.74
         Number of Accumulation Units
            Outstanding at End of Period              39,614

     ING AMERICAN FUNDS GROWTH-INCOME

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                         $10.95
         Number of Accumulation Units
            Outstanding at End of Period              42,882

     ING AMERICAN FUNDS INTERNATIONAL

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                         $11.58
         Number of Accumulation Units
            Outstanding at End of Period              10,618

     ING EAGLE ASSET VALUE EQUITY

         AUV at Beginning of Period                   $13.82      $17.07       $16.09 (1)
         AUV at End of Period                         $16.90      $13.82       $17.07
         Number of Accumulation Units
            Outstanding at End of Period               2,229       1,441            0

     ING GET FUND -- SERIES U

         AUV at Beginning of Period                    $9.99      $10.00 (3)
         AUV at End of Period                         $10.44       $9.99
         Number of Accumulation Units
            Outstanding at End of Period             931,660           0

     ING GET FUND - SERIES V

         AUV at Beginning of Period                   $10.00 (4)
         AUV at End of Period                          $9.65
         Number of Accumulation Units
            Outstanding at End of Period           1,003,899

     ING GET U.S. CORE PORTFOLIO - SERIES 1

         AUV at Beginning of Period                   $10.00 (4)
         AUV at End of Period                         $10.20
         Number of Accumulation Units
            Outstanding at End of Period             715,302

     ING GET U.S. CORE PORTFOLIO - SERIES 2

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                         $10.00
         Number of Accumulation Units
            Outstanding at End of Period             949,211

     ING GET U.S. CORE PORTFOLIO - SERIES 3

         AUV at Beginning of Period                   $10.00 (8)
         AUV at End of Period                          $9.99
         Number of Accumulation Units
            Outstanding at End of Period               7,853

     ING JANUS GROWTH AND INCOME

         AUV at Beginning of Period                    $6.89       $8.76        $8.52 (1)
         AUV at End of Period                          $8.24       $6.89        $8.76
         Number of Accumulation Units
            Outstanding at End of Period              21,188       7,684            0

SmartDesign Advantage -- 131799
                                       A20


                                                       2003        2002          2001
                                                ----------------------------------------------

     ING JP MORGAN FLEMING INTERNATIONAL

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                         $11.83
         Number of Accumulation Units
            Outstanding at End of Period               4,637

     ING JP MORGAN FLEMING SMALL CAP EQUITY

         AUV at Beginning of Period                    $7.79      $10.00 (2)
         AUV at End of Period                         $10.21       $7.79
         Number of Accumulation Units
            Outstanding at End of Period              11,751       1,940

     ING JP MORGAN MID CAP VALUE

         AUV at Beginning of Period                    $9.10      $10.00 (2)
         AUV at End of Period                         $11.55       $9.10
         Number of Accumulation Units
            Outstanding at End of Period              29,210         500

     ING JULIUS BAER FOREIGN

         AUV at Beginning of Period                    $8.17      $10.00 (2)
         AUV at End of Period                         $10.46       $8.17
         Number of Accumulation Units
            Outstanding at End of Period              18,930         588

     ING LIQUID ASSETS

         AUV at Beginning of Period                   $13.75      $13.89       $13.90 (1)
         AUV at End of Period                         $13.52      $13.75       $13.89
         Number of Accumulation Units
            Outstanding at End of Period              56,074      44,328       16,519

     ING MFS CAPITAL OPPORTUNITIES

         AUV at Beginning of Period                    $6.04       $8.87        $8.27 (1)
         AUV at End of Period                          $7.56       $6.04        $8.87
         Number of Accumulation Units
            Outstanding at End of Period              10,559         949            0

     ING MFS GLOBAL GROWTH

         AUV at Beginning of Period                    $8.26      $10.00 (2)
         AUV at End of Period                         $10.62       $8.26
         Number of Accumulation Units
            Outstanding at End of Period               8,848           0

     ING MFS RESEARCH

         AUV at Beginning of Period                   $13.93      $18.99       $18.19 (1)
         AUV at End of Period                         $16.94      $13.93       $18.99
         Number of Accumulation Units
            Outstanding at End of Period               1,555         744            0

     ING MFS TOTAL RETURN

         AUV at Beginning of Period                   $17.70      $19.11       $18.70 (1)
         AUV at End of Period                         $20.17      $17.70       $19.11
         Number of Accumulation Units
            Outstanding at End of Period              31,971       7,435          529

     ING PIMCO CORE BOND

         AUV at Beginning of Period                   $11.69      $11.02       $11.29 (1)
         AUV at End of Period                         $11.96      $11.69       $11.02
         Number of Accumulation Units
            Outstanding at End of Period              61,036      33,655            0

     ING SALOMON BROTHERS AGGRESSIVE GROWTH

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                         $10.78
         Number of Accumulation Units
            Outstanding at End of Period               3,896

     ING SALOMON BROTHERS ALL CAP

         AUV at Beginning of Period                   $10.00 (8)
         AUV at End of Period                         $11.11
         Number of Accumulation Units
            Outstanding at End of Period               1,313

     ING VAN KAMPEN COMSTOCK

         AUV at Beginning of Period                    $8.24      $10.00 (2)
         AUV at End of Period                         $10.43       $8.24
         Number of Accumulation Units
            Outstanding at End of Period              17,941       2,192

SmartDesign Advantage -- 131799
                                       A21


                                                       2003        2002          2001
                                                ----------------------------------------------

     ING VP CONVERTIBLE

         AUV at Beginning of Period                    $9.50      $10.45       $10.37 (1)
         AUV at End of Period                         $11.77       $9.50       $10.45
         Number of Accumulation Units
            Outstanding at End of Period               6,970       5,398            0

     ING VP INDEX + LARGECAP

         AUV at Beginning of Period                    $7.13       $9.33        $9.06 (1)
         AUV at End of Period                          $8.76       $7.13        $9.33
         Number of Accumulation Units
            Outstanding at End of Period              40,926       8,441            0

     ING VP INDEX + MIDCAP

         AUV at Beginning of Period                    $8.43       $9.84        $9.12 (1)
         AUV at End of Period                         $10.87       $8.43        $9.84
         Number of Accumulation Units
            Outstanding at End of Period              45,984      10,167            0

     ING VP INDEX + SMALLCAP

         AUV at Beginning of Period                    $8.49      $10.04        $9.13 (1)
         AUV at End of Period                         $11.26       $8.49       $10.04
         Number of Accumulation Units
            Outstanding at End of Period              77,683       9,018            0

     ING VP LARGECAP GROWTH

         AUV at Beginning of Period                    $6.08       $9.55        $9.29 (1)
         AUV at End of Period                          $7.89       $6.08        $9.55
         Number of Accumulation Units
            Outstanding at End of Period               2,318       1,060            0

     ING VP MAGNACAP

         AUV at Beginning of Period                    $6.98       $9.29        $8.99 (1)
         AUV at End of Period                          $8.91       $6.98        $9.29
         Number of Accumulation Units
            Outstanding at End of Period              65,246           0            0

     ING VP VALUE OPPORTUNITY

         AUV at Beginning of Period                    $6.47       $8.98        $8.75 (1)
         AUV at End of Period                          $7.85       $6.47        $8.98
         Number of Accumulation Units
            Outstanding at End of Period               1,525       1,235            0

     ING VP WORLDWIDE GROWTH

         AUV at Beginning of Period                    $5.07       $6.91        $6.74 (1)
         AUV at End of Period                          $6.39       $5.07        $6.91
         Number of Accumulation Units
            Outstanding at End of Period              42,473         820            0

     INVESCO VIF HEALTH SCIENCES

         AUV at Beginning of Period                    $7.54      $10.22       $10.24 (1)
         AUV at End of Period                          $9.40       $7.54       $10.22
         Number of Accumulation Units
            Outstanding at End of Period              11,612       4,280            0

     INVESCO VIF LEISURE

         AUV at Beginning of Period                    $8.38      $10.00 (2)
         AUV at End of Period                         $10.53       $8.38
         Number of Accumulation Units
            Outstanding at End of Period               1,083           0

     INVESCO VIF FINANCIAL SERVICES

         AUV at Beginning of Period                    $7.74       $9.32        $8.86 (1)
         AUV at End of Period                          $9.79       $7.74        $9.32
         Number of Accumulation Units
            Outstanding at End of Period               4,439       3,905            0

     INVESCO VIF UTILITIES

         AUV at Beginning of Period                    $6.28       $8.07        $8.08 (1)
         AUV at End of Period                          $7.20       $6.28        $8.07
         Number of Accumulation Units
            Outstanding at End of Period               1,890         134            0

SmartDesign Advantage -- 131799
                                       A22


                                                       2003        2002          2001
                                                ----------------------------------------------

     JANUS ASPEN SERIES WORLDWIDE GROWTH

         AUV at Beginning of Period                    $6.76       $9.32        $8.85 (1)
         AUV at End of Period                          $8.16       $6.76        $9.32
         Number of Accumulation Units
            Outstanding at End of Period              22,685      11,631          275

     JENNISON

         AUV at Beginning of Period                    $4.16       $6.19        $5.83 (1)
         AUV at End of Period                          $5.26       $4.16        $6.19
         Number of Accumulation Units
            Outstanding at End of Period               3,255       2,970            0

     PIMCO HIGH YIELD

         AUV at Beginning of Period                    $9.39       $9.73        $9.62 (1)
         AUV at End of Period                         $11.26       $9.39        $9.73
         Number of Accumulation Units
            Outstanding at End of Period              71,336      25,014            0

     PIONEER FUND

         AUV at Beginning of Period                    $7.36       $9.34        $9.00 (1)
         AUV at End of Period                          $8.87       $7.36        $9.34
         Number of Accumulation Units
            Outstanding at End of Period               7,157       2,168            0

     PIONEER SMALL COMPANY

         AUV at Beginning of Period                    $7.72       $9.55        $8.77 (1)
         AUV at End of Period                          $9.43       $7.72        $9.55
         Number of Accumulation Units
            Outstanding at End of Period              23,849       8,193            0

     PROFUND VP BULL

         AUV at Beginning of Period                   $10.00 (5)
         AUV at End of Period                          $8.04
         Number of Accumulation Units
            Outstanding at End of Period              14,512

     PROFUND VP EUROPE 30

         AUV at Beginning of Period                   $10.00 (8)
         AUV at End of Period                          $8.06
         Number of Accumulation Units
            Outstanding at End of Period               3,847

     PROFUND VP RISING RATES OPPORTUNITY

         AUV at Beginning of Period                   $10.00 (7)
         AUV at End of Period                          $9.33
         Number of Accumulation Units
            Outstanding at End of Period              18,682

     PROFUND VP SMALL CAP

         AUV at Beginning of Period                   $10.00 (8)
         AUV at End of Period                          $9.88
         Number of Accumulation Units
            Outstanding at End of Period               8,153

     PUTNAM VT GROWTH & INCOME

         AUV at Beginning of Period                    $7.30       $9.24        $8.88 (1)
         AUV at End of Period                          $9.09       $7.30        $9.24
         Number of Accumulation Units
            Outstanding at End of Period               5,139       1,506            0

     PUTNAM VT INTERNATIONAL GROWTH & INCOME

         AUV at Beginning of Period                    $7.93       $9.42        $9.18 (1)
         AUV at End of Period                         $10.68       $7.93        $9.42
         Number of Accumulation Units
            Outstanding at End of Period               3,670       2,281            0

     PUTNAM VT DISCOVERY GROWTH

         AUV at Beginning of Period                    $5.99       $8.71        $8.06 (1)
         AUV at End of Period                          $7.72       $5.99        $8.71
         Number of Accumulation Units
            Outstanding at End of Period              33,625      12,435          884

     SP JENNISON INTERNATIONAL GROWTH

         AUV at Beginning of Period                    $4.02       $5.34        $5.21 (1)
         AUV at End of Period                          $5.46       $4.02        $5.34
         Number of Accumulation Units
            Outstanding at End of Period               4,343         357            0

SmartDesign Advantage -- 131799
                                       A23


                                                       2003        2002          2001
                                                ----------------------------------------------

     UBS TACTICAL ALLOCATION

         AUV at Beginning of Period                    $7.04       $9.36        $9.01 (1)
         AUV at End of Period                          $8.75       $7.04        $9.36
         Number of Accumulation Units
            Outstanding at End of Period              10,468      10,344            0

     FOOTNOTES

      (1)   Fund First Available during November 2001
      (2)   Fund First Available during May 2002
      (3)   Fund First Available during December 2002
      (4)   Fund First Available during June 2003
      (5)   Fund First Available during August 2003
      (6)   Fund First Available during September 2003
      (7)   Fund First Available during October 2003
      (8)   Fund First Available during December 2003

                                                       2003         2002         2001
                                                --------------------------------------

SEPARATE ACCOUNT ANNUAL CHARGES OF 2.55 %

     AIM V.I. DENT DEMOGRAPHIC

         AUV at Beginning of Period                    $7.24      $10.97       $10.30 (1)
         AUV at End of Period                          $9.69       $7.24       $10.97
         Number of Accumulation Units
            Outstanding at End of Period               4,533         934            0

     AIM V.I. GROWTH

         AUV at Beginning of Period                    $6.92      $10.31        $9.99 (1)
         AUV at End of Period                          $8.83       $6.92       $10.31
         Number of Accumulation Units
            Outstanding at End of Period               4,320         149            0

     ALLIANCEBERNSTEIN VALUE

         AUV at Beginning of Period                    $8.46       $9.97        $9.54 (1)
         AUV at End of Period                         $10.59       $8.46        $9.97
         Number of Accumulation Units
            Outstanding at End of Period              25,366       6,158            0

     ALLIANCEBERSTEIN GROWTH & INCOME

         AUV at Beginning of Period                    $7.23       $9.54        $9.20 (1)
         AUV at End of Period                          $9.31       $7.23        $9.54
         Number of Accumulation Units
            Outstanding at End of Period              42,848       1,625            0

     ALLIANCEBERSTEIN PREMIER GROWTH

         AUV at Beginning of Period                    $6.41       $9.51        $9.01 (1)
         AUV at End of Period                          $7.71       $6.41        $9.51
         Number of Accumulation Units
            Outstanding at End of Period               6,078       2,733            0

     FIDELITY VIP CONTRAFUND

         AUV at Beginning of Period                    $8.50       $9.65        $9.34 (1)
         AUV at End of Period                         $10.63       $8.50        $9.65
         Number of Accumulation Units
            Outstanding at End of Period              63,101       5,478            0

     FIDELITY VIP EQUITY--INCOME

         AUV at Beginning of Period                    $7.70       $9.54        $9.08 (1)
         AUV at End of Period                          $9.76       $7.70        $9.54
         Number of Accumulation Units
            Outstanding at End of Period              32,068       7,831            0

     FIDELITY VIP GROWTH

         AUV at Beginning of Period                    $6.26       $9.22        $8.78 (1)
         AUV at End of Period                          $8.09       $6.26        $9.22
         Number of Accumulation Units
            Outstanding at End of Period              17,372       2,814            0

SmartDesign Advantage -- 131799
                                       A24


                                                       2003        2002          2001
                                                ----------------------------------------------

     ING AMERICAN FUNDS GROWTH

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                         $10.73
         Number of Accumulation Units
            Outstanding at End of Period              92,431

     ING AMERICAN FUNDS GROWTH-INCOME

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                         $10.95
         Number of Accumulation Units
            Outstanding at End of Period              98,515

     ING AMERICAN FUNDS INTERNATIONAL

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                         $11.57
         Number of Accumulation Units
            Outstanding at End of Period              23,926

     ING EAGLE ASSET VALUE EQUITY

         AUV at Beginning of Period                   $13.65      $16.89       $15.93 (1)
         AUV at End of Period                         $16.67      $13.65       $16.89
         Number of Accumulation Units
            Outstanding at End of Period                 476         372            0

     ING GET FUND -- SERIES U

         AUV at Beginning of Period                    $9.99      $10.00 (3)
         AUV at End of Period                         $10.42       $9.99
         Number of Accumulation Units
            Outstanding at End of Period             728,768           0

     ING GET FUND - SERIES V

         AUV at Beginning of Period                   $10.00 (4)
         AUV at End of Period                          $9.64
         Number of Accumulation Units
            Outstanding at End of Period           1,617,655

     ING GET U.S. CORE PORTFOLIO - SERIES 1

         AUV at Beginning of Period                   $10.00 (4)
         AUV at End of Period                         $10.19
         Number of Accumulation Units
            Outstanding at End of Period             772,158

     ING GET U.S. CORE PORTFOLIO - SERIES 2

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                         $10.00
         Number of Accumulation Units
            Outstanding at End of Period             562,754

     ING GET U.S. CORE PORTFOLIO - SERIES 3

         AUV at Beginning of Period                   $10.00 (8)
         AUV at End of Period                          $9.99
         Number of Accumulation Units
            Outstanding at End of Period              72,918

     ING JANUS GROWTH AND INCOME

         AUV at Beginning of Period                    $6.87       $8.74        $8.50 (1)
         AUV at End of Period                          $8.20       $6.87        $8.74
         Number of Accumulation Units
            Outstanding at End of Period               8,582       2,197            0

     ING JP MORGAN FLEMING INTERNATIONAL

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                         $11.83
         Number of Accumulation Units
            Outstanding at End of Period               3,659

     ING JP MORGAN FLEMING SMALL CAP EQUITY

         AUV at Beginning of Period                    $7.78      $10.00 (2)
         AUV at End of Period                         $10.18       $7.78
         Number of Accumulation Units
            Outstanding at End of Period               8,500           0

     ING JP MORGAN MID CAP VALUE

         AUV at Beginning of Period                    $9.09      $10.00 (2)
         AUV at End of Period                         $11.52       $9.09
         Number of Accumulation Units
            Outstanding at End of Period              38,562         526

SmartDesign Advantage -- 131799
                                       A25


                                                       2003        2002          2001
                                                ----------------------------------------------

     ING JULIUS BAER FOREIGN

         AUV at Beginning of Period                    $8.16      $10.00 (2)
         AUV at End of Period                         $10.44       $8.16
         Number of Accumulation Units
            Outstanding at End of Period              22,723           0

     ING LIQUID ASSETS

         AUV at Beginning of Period                   $13.46      $13.62       $13.63 (1)
         AUV at End of Period                         $13.22      $13.46       $13.62
         Number of Accumulation Units
            Outstanding at End of Period              47,009      29,721       18,352

     ING MFS CAPITAL OPPORTUNITIES

         AUV at Beginning of Period                    $6.03       $8.86        $8.27 (1)
         AUV at End of Period                          $7.53       $6.03        $8.86
         Number of Accumulation Units
            Outstanding at End of Period               8,194           0            0

     ING MFS GLOBAL GROWTH

         AUV at Beginning of Period                    $8.25      $10.00 (2)
         AUV at End of Period                         $10.60       $8.25
         Number of Accumulation Units
            Outstanding at End of Period               2,158           0

     ING MFS RESEARCH

         AUV at Beginning of Period                   $13.75      $18.78       $17.99 (1)
         AUV at End of Period                         $16.70      $13.75       $18.78
         Number of Accumulation Units
            Outstanding at End of Period              21,458       8,243            0

     ING MFS TOTAL RETURN

         AUV at Beginning of Period                   $17.48      $18.90       $18.50 (1)
         AUV at End of Period                         $19.89      $17.48       $18.90
         Number of Accumulation Units
            Outstanding at End of Period              38,233      13,606          190

     ING PIMCO CORE BOND

         AUV at Beginning of Period                   $11.55      $10.90       $11.17 (1)
         AUV at End of Period                         $11.79      $11.55       $10.90
         Number of Accumulation Units
            Outstanding at End of Period             120,495      27,834            0

     ING SALOMON BROTHERS AGGRESSIVE GROWTH

         AUV at Beginning of Period                   $10.00 (6)
         AUV at End of Period                         $10.77
         Number of Accumulation Units
            Outstanding at End of Period              11,598

     ING SALOMON BROTHERS ALL CAP

         AUV at Beginning of Period                   $10.00 (8)
         AUV at End of Period                         $11.11
         Number of Accumulation Units
            Outstanding at End of Period               1,722

     ING VAN KAMPEN COMSTOCK

         AUV at Beginning of Period                    $8.24      $10.00 (2)
         AUV at End of Period                         $10.41       $8.24
         Number of Accumulation Units
            Outstanding at End of Period              49,363           0

     ING VP CONVERTIBLE

         AUV at Beginning of Period                    $9.48      $10.44       $10.36 (1)
         AUV at End of Period                         $11.73       $9.48       $10.44
         Number of Accumulation Units
            Outstanding at End of Period               5,451         523            0

     ING VP INDEX + LARGECAP

         AUV at Beginning of Period                    $7.11       $9.33        $9.05 (1)
         AUV at End of Period                          $8.72       $7.11        $9.33
         Number of Accumulation Units
            Outstanding at End of Period              45,882       8,988            0

SmartDesign Advantage -- 131799
                                       A26


                                                       2003        2002          2001
                                                ----------------------------------------------

     ING VP INDEX + MIDCAP

         AUV at Beginning of Period                    $8.41       $9.84        $9.12 (1)
         AUV at End of Period                         $10.83       $8.41        $9.84
         Number of Accumulation Units
            Outstanding at End of Period              67,788      17,384            0

     ING VP INDEX + SMALLCAP

         AUV at Beginning of Period                    $8.47      $10.04        $9.13 (1)
         AUV at End of Period                         $11.22       $8.47       $10.04
         Number of Accumulation Units
            Outstanding at End of Period              51,075       9,050            0

     ING VP LARGECAP GROWTH

         AUV at Beginning of Period                    $6.06       $9.54        $9.28 (1)
         AUV at End of Period                          $7.86       $6.06        $9.54
         Number of Accumulation Units
            Outstanding at End of Period               2,007       1,694            0

     ING VP MAGNACAP

         AUV at Beginning of Period                    $6.97       $9.28        $8.98 (1)
         AUV at End of Period                          $8.87       $6.97        $9.28
         Number of Accumulation Units
            Outstanding at End of Period               9,903           0            0

     ING VP VALUE OPPORTUNITY

         AUV at Beginning of Period                    $6.46       $8.97        $8.74 (1)
         AUV at End of Period                          $7.82       $6.46        $8.97
         Number of Accumulation Units
            Outstanding at End of Period              17,302      14,687            0

     ING VP WORLDWIDE GROWTH

         AUV at Beginning of Period                    $5.05       $6.89        $6.72 (1)
         AUV at End of Period                          $6.35       $5.05        $6.89
         Number of Accumulation Units
            Outstanding at End of Period               2,903       1,409            0

     INVESCO VIF HEALTH SCIENCES

         AUV at Beginning of Period                    $7.52      $10.22       $10.23 (1)
         AUV at End of Period                          $9.37       $7.52       $10.22
         Number of Accumulation Units
            Outstanding at End of Period              15,839       2,988          173

     INVESCO VIF LEISURE

         AUV at Beginning of Period                    $8.37      $10.00 (2)
         AUV at End of Period                         $10.50       $8.37
         Number of Accumulation Units
            Outstanding at End of Period               3,377           0

     INVESCO VIF FINANCIAL SERVICES

         AUV at Beginning of Period                    $7.73       $9.31        $8.85 (1)
         AUV at End of Period                          $9.76       $7.73        $9.31
         Number of Accumulation Units
            Outstanding at End of Period               3,163         535            0

     INVESCO VIF UTILITIES

         AUV at Beginning of Period                    $6.26       $8.06        $8.08 (1)
         AUV at End of Period                          $7.17       $6.26        $8.06
         Number of Accumulation Units
            Outstanding at End of Period               3,967         418            0

     JANUS ASPEN SERIES WORLDWIDE GROWTH

         AUV at Beginning of Period                    $6.75       $9.32        $8.85 (1)
         AUV at End of Period                          $8.13       $6.75        $9.32
         Number of Accumulation Units
            Outstanding at End of Period               3,114       3,174            0

     JENNISON

         AUV at Beginning of Period                    $4.14       $6.17        $5.82 (1)
         AUV at End of Period                          $5.23       $4.14        $6.17
         Number of Accumulation Units
            Outstanding at End of Period               4,355         609            0

     PIMCO HIGH YIELD

         AUV at Beginning of Period                    $9.32       $9.68        $9.57 (1)
         AUV at End of Period                         $11.16       $9.32        $9.68
         Number of Accumulation Units
            Outstanding at End of Period              50,962      10,728            0

SmartDesign Advantage -- 131799
                                       A27


                                                       2003        2002          2001
                                                ----------------------------------------------

     PIONEER FUND

         AUV at Beginning of Period                    $7.35       $9.33        $8.99 (1)
         AUV at End of Period                          $8.84       $7.35        $9.33
         Number of Accumulation Units
            Outstanding at End of Period               7,356         858            0

     PIONEER SMALL COMPANY

         AUV at Beginning of Period                    $7.70       $9.54        $8.76 (1)
         AUV at End of Period                          $9.40       $7.70        $9.54
         Number of Accumulation Units
            Outstanding at End of Period              37,760      24,012          186

     PROFUND VP EUROPE 30

         AUV at Beginning of Period                   $10.00 (8)
         AUV at End of Period                          $8.02
         Number of Accumulation Units
            Outstanding at End of Period                 245

     PROFUND VP RISING RATES OPPORTUNITY

         AUV at Beginning of Period                   $10.00 (7)
         AUV at End of Period                          $9.33
         Number of Accumulation Units
            Outstanding at End of Period               5,637

     PROFUND VP SMALL CAP

         AUV at Beginning of Period                   $10.00 (8)
         AUV at End of Period                          $9.84
         Number of Accumulation Units
            Outstanding at End of Period               5,758

     PUTNAM VT GROWTH & INCOME

         AUV at Beginning of Period                    $7.28       $9.23        $8.87 (1)
         AUV at End of Period                          $9.05       $7.28        $9.23
         Number of Accumulation Units
            Outstanding at End of Period               3,423         688            0

     PUTNAM VT INTERNATIONAL GROWTH & INCOME

         AUV at Beginning of Period                    $7.91       $9.42        $9.17 (1)
         AUV at End of Period                         $10.64       $7.91        $9.42
         Number of Accumulation Units
            Outstanding at End of Period              21,711      16,123            0

     PUTNAM VT DISCOVERY GROWTH

         AUV at Beginning of Period                    $5.98       $8.71        $8.05 (1)
         AUV at End of Period                          $7.69       $5.98        $8.71
         Number of Accumulation Units
            Outstanding at End of Period               5,742         863            0

     SP JENNISON INTERNATIONAL GROWTH

         AUV at Beginning of Period                    $4.01       $5.33        $5.20 (1)
         AUV at End of Period                          $5.44       $4.01        $5.33
         Number of Accumulation Units
            Outstanding at End of Period               9,330       7,994            0

     UBS TACTICAL ALLOCATION

         AUV at Beginning of Period                    $7.02       $9.35        $9.00 (1)
         AUV at End of Period                          $8.72       $7.02        $9.35
         Number of Accumulation Units
            Outstanding at End of Period                 979         327            0

     FOOTNOTES

      (1)   Fund First Available during November 2001
      (2)   Fund First Available during May 2002
      (3)   Fund First Available during December 2002
      (4)   Fund First Available during June 2003
      (5)   Fund First Available during August 2003
      (6)   Fund First Available during September 2003
      (7)   Fund First Available during October 2003
      (8)   Fund First Available during December 2003

SmartDesign Advantage -- 131799
                                       A28

--------------------------------------------------------------------------------
APPENDIX B
--------------------------------------------------------------------------------

                            THE INVESTMENT PORTFOLIOS

During the accumulation phase, you may allocate your premium payments and contract value to any of the investment portfolios available under this Contract. They are listed in this appendix. You bear the entire investment risk for amounts you allocate to any investment portfolio, and you may lose your principal. The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. You should consider the investment objectives, risks and charges and expenses of the funds carefully before investing. Please refer to the fund prospectuses for this and additional information.

Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940. Fund prospectuses may be obtained free of charge, from our Customer Service Center at the address and telephone number listed in the prospectus, by accessing the SEC's web site or by contacting the SEC Public Reference Room.

Certain funds offered under the contracts have investment objectives and policies similar to other funds managed by the fund's investment adviser. The investment results of a fund may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any fund will be comparable to those of another fund managed by the same investment adviser. Certain funds are designated as "Master-Feeder" or "LifeStyle Funds". Funds offered in a Master-Feeder structure (such as the American Funds) or fund of funds structure (such as the LifeStyle Funds) may have higher fees and expenses than a fund that invests in debt and equity securities.

----------------------------------------------------------------- -------------------------------------------------------------
FORMER FUND NAME                                                  CURRENT FUND NAME
ING Eagle Asset Value Equity Portfolio                            ING Eagle Asset Capital Appreciation Portfolio
ING Janus Growth and Income Portfolio                             ING Legg Mason Value Portfolio
JP Morgan Fleming Small Cap Equity Portfolio                      JP Morgan Small Cap Equity Portfolio
PIMCO High Yield Portfolio                                        ING PIMCO High Yield Portfolio
SP Jennison International Growth Portfolio                        SP William Blair International Growth Portfolio

SmartDesign Advantage -- 131799
                                       B1

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER                                     INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
ING INVESTORS TRUST
      7337 E. Doubletree Ranch Road, Scottsdale, AZ  85258
-------------------------------------------------------------------------------------------------------------------------------
ING AMERICAN FUNDS GROWTH PORTFOLIO (Class 2)                     Seeks to make your investment grow.  The Portfolio
    INVESTMENT ADVISER: ING Investments, LLC                      operates as a "feeder fund" which invests all of its
    INVESTMENT SUBADVISER: Capital Research and Management        assets in the "master fund" which is Class 2 shares of the
    Company                                                       Growth Fund, a series of American Funds Insurance Series(R), a registered open-end investment company.  The master fund invests primarily in common stocks of companies that
                                                                  appear to offer superior opportunities for growth of
                                                                  capital.  The Growth Fund is designed for investors
                                                                  seeking long-term capital appreciation through stocks.
-------------------------------------------------------------------------------------------------------------------------------
ING AMERICAN FUNDS GROWTH-INCOME PORTFOLIO                        Seeks to make your investment grow and provide you with
    (Class 2)                                                     income over time.  The Portfolio operates as a "feeder
    INVESTMENT ADVISER:  ING Investments, LLC                     fund" which invests all of its assets in the "master fund"
    INVESTMENT SUBADVISER:  Capital Research and Management       which is Class 2 shares of the Growth-Income Fund, a
    Company                                                       series of American Funds Insurance Series(R), a registered open-end investment company.  The master fund invests
                                                                  primarily in common stocks or other securities which
                                                                  demonstrate the potential for appreciation and/or
                                                                  dividends.  The Growth-Income Fund is designed for
                                                                  investors seeking both capital appreciation and income.
-------------------------------------------------------------------------------------------------------------------------------
ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO                        Seeks to make your investment grow over time.  The
    (Class 2)                                                     Portfolio operates as a "feeder fund" which invests all of
    INVESTMENT ADVISER:  ING Investments, LLC                     its assets in the "master fund" which is Class 2 shares of
    INVESTMENT SUBADVISER:  Capital Research and Management       the International Fund, a series of American Funds
    Company                                                       Insurance Series(R), a registered open-end investment
                                                                  company.  The master fund invests primarily in common
                                                                  stocks of companies located outside the United States.
                                                                  The International Fund is designed for investors seeking
                                                                  capital appreciation through stocks.
-------------------------------------------------------------------------------------------------------------------------------
ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO                    Seeks capital appreciation. Dividend income is a secondary
(Class S) (formerly ING Eagle Asset Value Equity Portfolio)       objective. The Portfolio normally invests at least 80% of
    INVESTMENT ADVISER:  Directed Services, Inc.                  its assets in equity securities of domestic and foreign
    INVESTMENT SUBADVISER: Eagle Asset Management, Inc.           issuers that meet quantitative standards relating to
                                                                  financial soundness and high intrinsic value relative to
                                                                  price.
-------------------------------------------------------------------------------------------------------------------------------
ING EVERGREEN HEALTH SCIENCES PORTFOLIO (Class S)                 A nondiversified Portfolio that seeks long-term capital
    INVESTMENT ADVISER: Directed Services, Inc. INVESTMENT        growth.  The Portfolio normally invests at least 80% of its
    SUBADVISER: Evergreen Investment Management Company, Inc.     assets in the equity securities of healthcare companies.
                                                                  The Portfolio may invest in securities of relatively
                                                                  well-known and large companies as well as small- and
                                                                  medium- sized companies.
-------------------------------------------------------------------------------------------------------------------------------

SmartDesign Advantage -- 131799
                                       B2

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER                                     INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
ING EVERGREEN OMEGA PORTFOLIO (Class S)                           Seeks long-term capital growth.  The Portfolio invests
    INVESTMENT ADVISER: Directed Services, Inc.                   primarily in common stocks and securities convertible into
    INVESTMENTSUBADVISER: Evergreen Investment Management         common stocks of U.S. companies across all market
         Company, Inc.                                            capitalizations.  The Portfolio may temporarily invest up
                                                                  to 100% of its assets in high quality money market
                                                                  instruments in order to protect the value of the portfolio in response to adverse economic, political or market
                                                                  conditions.
-------------------------------------------------------------------------------------------------------------------------------
ING JANUS SPECIAL EQUITY PORTFOLIO (CLASS S)                      A nondiversified Portfolio that seeks capital
     INVESTMENT ADVISOR: Directed Services, Inc.                  appreciation.  The Portfolio invests, under normal
     INVESTMENT SUBADVISER: Janus Capital Management, LLC         circumstances, at least 80% of its net assets (plus
                                                                  borrowings for investment purposes) in equity securities
                                                                  with the potential for long-term growth of capital.
-------------------------------------------------------------------------------------------------------------------------------
ING JPMORGAN SMALL CAP EQUITY PORTFOLIO (Class S)                 A nondiversified Portfolio that seeks capital growth over
    (formerly ING JP Morgan Fleming Small Cap Equity Portfolio)   the long term. Under normal market conditions, the
    INVESTMENT ADVISER:  Directed Services, Inc.                  Portfolio invests at least 80% of its total assets in
    INVESTMENT SUBADVISER: J.P. Morgan Investment Management      equity securities of small-cap companies.
    Inc.
-------------------------------------------------------------------------------------------------------------------------------
ING JULIUS BAER FOREIGN PORTFOLIO (Class S)                       Seeks long-term growth of capital.  The Portfolio, under
    INVESTMENT ADVISER:  Directed Services, Inc.                  normal circumstances, invests in a wide variety of
    INVESTMENT SUBADVISER: Julius Baer Investment Management,     international equity securities issued through the world,
    Inc.                                                          normally excluding the United States.  The Portfolio
                                                                  normally invests at least 80% of its assets in equity
                                                                  securities tied economically to countries outside the
                                                                  United States.
-------------------------------------------------------------------------------------------------------------------------------
ING LEGG MASON VALUE PORTFOLIO (Class S)                          Seeks long-term growth of capital. The Portfolio normally
    (formerly ING Janus Growth and Income Portfolio)              invests in equity securities that offer the potential for
    INVESTMENT ADVISER:  Directed Services, Inc.                  capital growth.  The Portfolio may also invest in companies
    INVESTMENT SUBADVISER:  Legg Mason Funds Management, Inc.     with market capitalizations greater than $5 billion, but
                                                                  may invest in companies of any size.  The Portfolio may
                                                                  also invest up to 25% of its total assets in long-term debt securities.
-------------------------------------------------------------------------------------------------------------------------------
ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO                         Seeks to provide growth of capital.  The Portfolio invests
    INVESTMENT ADVISER:  ING Investments, LLC                     in a combination of ING portfolios according to a fixed
                                                                  formula that over time should reflect an allocation of
                                                                  approximately 100% in equity securities.  Please see below for a list of portfolios that may be included in one or
                                                                  more of the ING Lifestyle Portfolios.
-------------------------------------------------------------------------------------------------------------------------------
ING LIFESTYLE GROWTH PORTFOLIO                                    Seeks to provide growth of capital and some current
    INVESTMENT ADVISER:  ING Investments, LLC                     income.  The Portfolio invests in a combination of ING
                                                                  portfolios according to a fixed formula that over time
                                                                  should reflect an allocation of approximately 80% in equity securities and 20% in fixed income securities.  Please see below for a list of portfolios that may be included in one or more of the ING Lifestyle Portfolios.
-------------------------------------------------------------------------------------------------------------------------------

SmartDesign Advantage -- 131799
                                       B3

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER                                     INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
ING LIFESTYLE MODERATE GROWTH PORTFOLIO                           Seeks to provide growth of capital and a low to moderate
    INVESTMENT ADVISER:  ING Investments, LLC                     level of current income.  The Portfolio invests in a
                                                                  combination of ING portfolios according to a fixed formula that over time should reflect an allocation of
                                                                  approximately 65% in equity securities and 35% in fixed
                                                                  income securities.  Please see below for a list of
                                                                  portfolios that may be included in one or more of the ING
                                                                  Lifestyle Portfolios.
-------------------------------------------------------------------------------------------------------------------------------
ING LIFESTYLE MODERATE PORTFOLIO                                  Seeks to provide growth and capital and current income.
    INVESTMENT ADVISER:  ING Investments, LLC                     The Portfolio invests in a combination of ING portfolios
                                                                  according to a fixed formula that over time should reflect an allocation of approximately 50% in equity securities and
                                                                  50% in fixed income securities.  Please see below for a
                                                                  list of portfolios that may be included in one or more of
                                                                  the ING Lifestyle Portfolios.
-------------------------------------------------------------------------------------------------------------------------------
ING LIQUID ASSETS PORTFOLIO (Class S)                             Seeks high level of current income consistent with the
    INVESTMENT ADVISER:  Directed Services, Inc.                  preservation of capital and liquidity. The Portfolio
    INVESTMENT SUBADVISER: Aeltus Investment Management, Inc.     Manager strives to maintain a stable $1 per share net asset value and its investment strategy focuses on safety of
                                                                  principal, liquidity and yield, in order of importance, to achieve this goal.
-------------------------------------------------------------------------------------------------------------------------------
ING MARSICO GROWTH PORTFOLIO (Class S)                            Seeks capital appreciation. The Portfolio invests primarily
    INVESTMENT ADVISER:  Directed Services, Inc.                  in equity securities selected for their growth potential.
    INVESTMENT SUBADVISER: Marsico Capital Management, LLC        The Portfolio may invest in companies of any size, from
                                                                  larger, well-established companies to smaller, emerging
                                                                  growth companies.
-------------------------------------------------------------------------------------------------------------------------------
ING MFS RESEARCH PORTFOLIO (Class S)                              Seeks long-term growth of capital and future income. The
    INVESTMENT ADVISER:  Directed Services, Inc.                  Portfolio normally invests at least 80% of its net assets
    INVESTMENT SUBADVISER: Massachusetts Financial Services       in common stocks and related securities (such as preferred
    Company                                                       stocks, convertible securities and depositary receipts).
-------------------------------------------------------------------------------------------------------------------------------
ING MFS TOTAL RETURN PORTFOLIO (Class S)                          Seeks above-average income (compared to a portfolio
    INVESTMENT ADVISER:  Directed Services, Inc.                  entirely invested in equity securities) consistent with the
    INVESTMENT SUBADVISER: Massachusetts Financial Services       prudent employment of capital. Secondarily seeks reasonable
    Company                                                       opportunity for growth of capital and income. The Portfolio invests in a combination of equity and fixed income
                                                                  securities.
-------------------------------------------------------------------------------------------------------------------------------
ING PIMCO CORE BOND PORTFOLIO (Class S)                           Seeks maximum total return, consistent with preservation of
    INVESTMENT ADVISER:  Directed Services, Inc.                  capital and prudent investment management. The Portfolio is
    INVESTMENT SUBADVISER: Pacific Investment Management          diversified and seeks to achieve its investment objective
    Company LLC                                                   by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a
                                                                  diversified portfolio of fixed income instruments of
                                                                  varying maturities.
-------------------------------------------------------------------------------------------------------------------------------

SmartDesign Advantage -- 131799
                                       B4

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER                                     INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
ING PIMCO HIGH YIELD PORTFOLIO (Class A)                          Seeks maximum total return, consistent with preservation of
    (formerly PIMCO High Yield Portfolio)                         capital and prudent investment management.  The Portfolio
    INVESTMENT ADVISER:  Directed Services, Inc.                  normally invests at least 80% of its assets in a
    INVESTMENT SUBADVISER:  Pacific Investment Management         diversified portfolio of high yield securities ("junk
    Company LLC                                                   bonds") rated below investment grade but rated at least B.
-------------------------------------------------------------------------------------------------------------------------------
ING SALOMON BROTHERS ALL CAP PORTFOLIO                            A nondiversified Portfolio that seeks capital appreciation
    (Class S)                                                     through investment in securities which the Subadviser
    INVESTMENT ADVISER:  Directed Services, Inc.                  believes have above-average capital appreciation potential.
    INVESTMENT SUBADVISER: Salomon Brothers Asset Management,     The Portfolio invests primarily in common stocks and common
    Inc.                                                          stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the Portfolio
                                                                  Manager believes are undervalued in the marketplace.
-------------------------------------------------------------------------------------------------------------------------------
ING SALOMON BROTHERS INVESTORS PORTFOLIO (Class S)                Seeks long-term growth of capital. Secondarily seeks
    INVESTMENT ADVISER:  Directed Services, Inc.                  current income. The Portfolio invests primarily in equity
    INVESTMENT SUBADVISER: Salomon Brothers Asset Management,     securities of U.S. companies. The Portfolio may also invest
    Inc.                                                          in other equity securities. To a lesser degree, the
                                                                  Portfolio invests in income producing securities such as
                                                                  debt securities.
-------------------------------------------------------------------------------------------------------------------------------
ING T. ROWE PRICE EQUITY INCOME PORTFOLIO (Class S)               Seeks substantial dividend income as well as long-term
    INVESTMENT ADVISER:  Directed Services, Inc.                  growth of capital. The Portfolio normally invests at least
    INVESTMENT SUBADVISER: T. Rowe Price Associates, Inc.         80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average
                                                                  dividends. The Portfolio may also invest in convertible
                                                                  securities, warrants and preferred stocks, foreign
                                                                  securities, debt securities including high-yield debt
                                                                  securities and future and options.
-------------------------------------------------------------------------------------------------------------------------------
ING UBS U.S. BALANCED PORTFOLIO (Class S)                         Seeks to maximize total return over the long term by
    INVESTMENT ADVISER:  Directed Services, Inc.                  allocating its assets among stocks, bonds, short-term
    INVESTMENT SUBADVISER: UBS Global Asset Management            instruments and other investments. The Portfolio Manager
    (Americas) Inc.                                               allocates the Portfolio's assets among the following
                                                                  classes, or types, of investments: stocks, bonds, and
                                                                  short-term money market debt obligations.
-------------------------------------------------------------------------------------------------------------------------------
ING VAN KAMPEN REAL ESTATE PORTFOLIO                              A nondiversified Portfolio that seeks capital appreciation.
    (Class S)                                                     Secondarily seeks current income. The Portfolio invests at
    INVESTMENT ADVISER:  Directed Services, Inc.                  least 80% of its assets in equity securities of companies
    INVESTMENT SUBADVISER: Van Kampen                             in the U.S. real estate industry that are listed on
                                                                  national exchanges or the National Association of
                                                                  Securities Dealers Automated Quotation System ("NASDAQ").
-------------------------------------------------------------------------------------------------------------------------------
ING PARTNERS, INC.
     151 Farmington Avenue, Hartford, CT  06156-8962
-------------------------------------------------------------------------------------------------------------------------------
ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO                      Seeks long-term growth of capital. Invests primarily (at
    (Service Class)                                               least 65% of total assets) in the equity securities of
    INVESTMENT ADVISER: ING Life Insurance and Annuity            foreign companies that the subadviser believes have high
    Company                                                       growth potential. Will normally invest in securities of at
    INVESTMENT SUBADVISER: J.P. Morgan Fleming Asset Management   least three different countries other than the U.S. and
    (London) Ltd.                                                 will invest in both developed and developing markets.
-------------------------------------------------------------------------------------------------------------------------------

SmartDesign Advantage -- 131799
                                       B5

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER                                     INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
ING JPMORGAN MID CAP VALUE PORTFOLIO (Service Class)              Seeks growth from capital appreciation.  A nondiversified
    INVESTMENT ADVISER: ING Life Insurance and Annuity Company    Portfolio that invests primarily (at least 80% of net
    INVESTMENT SUBADVISER: J.P. Morgan Investment Management      assets under normal circumstances) in a broad portfolio of
    Inc.                                                          common stocks of companies with market capitalizations of
                                                                  $1 billion to $20 billion at the time of purchase that the subadviser believes to be undervalued.
-------------------------------------------------------------------------------------------------------------------------------
ING MFS CAPITAL OPPORTUNITIES PORTFOLIO                           Seeks capital appreciation.  Invests primarily (at least
    (Service Class)                                               65% of net assets) in common stocks and related securities,
    INVESTMENT ADVISER: ING Life Insurance and Annuity Company    such as preferred stocks, convertible securities and
    INVESTMENT SUBADVISER: Massachusetts Financial Services       depositary receipts.
    Company
-------------------------------------------------------------------------------------------------------------------------------
ING MFS GLOBAL GROWTH PORTFOLIO (Service Class)                   Seeks capital appreciation.  Invests primarily (at least
    INVESTMENT ADVISER: ING Life Insurance and Annuity Company    65% of net assets under normal circumstances) in common
    INVESTMENT SUBADVISER: Massachusetts Financial Services       stocks and related equity securities such as preferred
    Company                                                       stock, convertible securities and depositary receipts.
                                                                  Invests in securities of companies worldwide growing at
                                                                  rates expected to be well above the growth rate of the
                                                                  overall U.S. economy.
-------------------------------------------------------------------------------------------------------------------------------
ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO                  Seeks long-term growth of capital. Invests primarily (at
    (Service Class)                                               least 80% of net assets under normal circumstances) in
    INVESTMENT ADVISER: ING Life Insurance and Annuity Company    common stocks and related securities, such as preferred
    INVESTMENT SUBADVISER: Salomon Brothers Asset Management      stocks, convertible securities and depositary receipts, of
    Inc.                                                          emerging growth companies.
-------------------------------------------------------------------------------------------------------------------------------
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO  (Service Class)          Seeks long-term growth of capital and future income.  Under
    INVESTMENT ADVISER: ING Life Insurance and Annuity Company    normal circumstances, invests at least 80% of net assets
    INVESTMENT SUBADVISER: UBS Global Asset Management            (plus borrowings for investment purposes, if any) in U.S.
    (Americas) Inc.                                               equity securities.  Investments inequity securities may
                                                                  include dividend-paying securities, common stock and
                                                                  preferred stock.
-------------------------------------------------------------------------------------------------------------------------------
ING VAN KAMPEN COMSTOCK PORTFOLIO  (Service Class)                Seeks capital growth and income.  Invests in portfolio of
    INVESTMENT ADVISER: ING Life Insurance and Annuity Company    equity securities, including common stocks, preferred
    INVESTMENT SUBADVISER: Van Kampen                             stocks and securities convertible into common and preferred stocks.
-------------------------------------------------------------------------------------------------------------------------------
ING VARIABLE INSURANCE TRUST
      7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258
-------------------------------------------------------------------------------------------------------------------------------
ING GET U.S. CORE PORTFOLIO                                       Seeks to achieve maximum total return and minimal exposure
    INVESTMENT ADVISER:  ING Investments, LLC                     of the Series' assets to a market value loss, by
    INVESTMENT SUBADVISER:  Aeltus Investment Management, Inc.    participating, to the extent possible in favorable equity
                                                                  market performance during the Guarantee Period.  The Series will not implement an "investment strategy" in any
                                                                  conventional sense.  Rather, the Series' asset allocation
                                                                  strategy seeks to optimize the exposure of the Series to
                                                                  the Equity Component while protecting the Series' assets.
                                                                  Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the Guarantee.
-------------------------------------------------------------------------------------------------------------------------------

SmartDesign Advantage -- 131799
                                       B6

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER                                     INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
ING VP WORLDWIDE GROWTH PORTFOLIO                                 Seeks long-term capital appreciation. A nondiversified
    INVESTMENT ADVISER:  ING Investments, LLC                     Portfolio that under normal conditions, invests at least
    INVESTMENT SUBADVISER:  Aeltus Investment Management, Inc.    65% of net assets in equity securities of issuers located
                                                                  in at least three countries, one of which may be the U.S.
                                                                  Generally invests at least 75% of total assets in common
                                                                  and preferred stocks, warrants and convertible securities.
-------------------------------------------------------------------------------------------------------------------------------
ING VARIABLE PORTFOLIOS, INC.
      7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258
-------------------------------------------------------------------------------------------------------------------------------
ING VP INDEX PLUS LARGECAP PORTFOLIO                              Seeks to outperform the total return performance of the
    (Class S)                                                     Standard & Poor's 500 Composite Stock Price Index (S&P 500
    INVESTMENT ADVISER:  ING Investments, LLC                     Index), while maintaining a market level of risk. Invests
    INVESTMENT SUBADVISER:  Aeltus Investment Management, Inc.    at least 80% of assets in stocks included in the S&P 500
                                                                  Index. The subadviser's objective is to overweight those
                                                                  stocks in the S&P 500 Index that it believes will
                                                                  outperform the index and underweight or avoid those stocks it believes will underperform the index.
-------------------------------------------------------------------------------------------------------------------------------
ING VP INDEX PLUS MIDCAP PORTFOLIO (Class S)                      Seeks to outperform the total return performance of the
    INVESTMENT ADVISOR:  ING Investments, LLC INVESTMENT          Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index),
    SUBADVISER:  Aeltus Investment Management, Inc.               while maintaining a market level of risk.  Invests at least
                                                                  80% of assets in stocks included in the S&P MidCap 400
                                                                  Index.  The subadviser's objective is to overweight those
                                                                  stocks in the S&P MidCap 400 Index that it believes will
                                                                  outperform the index and underweight or avoid those stocks that it believes will underperform the index.
-------------------------------------------------------------------------------------------------------------------------------
ING VP INDEX PLUS SMALLCAP PORTFOLIO (Class S)                    Seeks to outperform the total return performance of the
    INVESTMENT ADVISOR:  ING Investments, LLC                     Standard & Poor's SmallCap 600 Index (S&P 600 Index), while
    INVESTMENT SUBADVISER:  Aeltus Investment Management, Inc.    maintaining a market level of risk.  Invests at least 80%
                                                                  of assets in stocks included in the S&P 600 Index.  The
                                                                  subadviser's objective is to overweight those stocks in the
                                                                  S&P 600 Index that it believes will outperform the index
                                                                  and underweight or avoid those stocks that it believes will underperform the index.
-------------------------------------------------------------------------------------------------------------------------------
ING VP VALUE OPPORTUNITY PORTFOLIO (Class S)                      Seeks growth of capital primarily through investment in a
    INVESTMENT ADVISOR:  ING Investments, LLC                     diversified portfolio of common stocks and securities
    INVESTMENT SUBADVISER:  Aeltus Investment Management, Inc.    convertible into common stock.  Under normal market
                                                                  conditions, invests at least 65% of total assets in common stocks and securities convertible into common stock.
-------------------------------------------------------------------------------------------------------------------------------
ING VARIABLE PRODUCTS TRUST
      7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258
-------------------------------------------------------------------------------------------------------------------------------
ING VP CONVERTIBLE PORTFOLIO (Service Class)                      Seeks maximum total return, consisting of capital
    INVESTMENT ADVISER:  ING Investments, LLC                     appreciation and current income.  Under normal conditions,
    INVESTMENT SUBADVISER:  Aeltus Investment Management, Inc.    invests at least 80% of assets in convertible securities.
                                                                  Emphasizes companies with market capitalizations above $500 million.  May also invest up to 20% of total assets in
                                                                  common and nonconvertible preferred stocks, and in
                                                                  nonconvertible debt securities, which may include high
                                                                  yield debt securities (commonly known as "junk bonds")
                                                                  rated below investment grade, or of comparable quality if
                                                                  unrated.
-------------------------------------------------------------------------------------------------------------------------------

SmartDesign Advantage -- 131799
                                       B7

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER                                     INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
ING VP FINANCIAL SERVICES PORTFOLIO (Service Class)               Seeks long-term capital appreciation.  Invests, under
    INVESTMENT ADVISER:  ING Investments, LLC                     normal market conditions, at least 80% of assets in equity
    INVESTMENT SUBADVISER:  Aeltus Investment Management, Inc.    securities and equity equivalent securities of companies
                                                                  principally engaged in the financial services industry.  As a general matter, the Portfolio expects these investments
                                                                  to be in common stocks of large-, mid- and small-sized
                                                                  companies.  May invest remaining 20% of assets in equity or debt securities of financial services companies or
                                                                  companies that are not financial services companies, and in money market instruments.
-------------------------------------------------------------------------------------------------------------------------------
ING VP MAGNACAP PORTFOLIO (Service Class)                         Seeks growth of capital, with dividend income as a
    INVESTMENT ADVISER:  ING Investments, LLC                     secondary consideration. Normally invests at least 80% of
    INVESTMENT SUBADVISER:  Aeltus Investment Management, Inc.    assets in common stocks of large companies, which are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the
                                                                  1,000 largest companies as measured by equity market
                                                                  capitalization.
-------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
      11 Greenway Plaza, Suite 100, Houston, TX 77046-1173
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND (Series II)                 Seeks long-term growth of capital. Seeks to meet its
    INVESTMENT ADVISER:  A I M Advisors, Inc.                     objective by investing in securities of companies that are
    INVESTMENT SUBADVISER:  H.S. Dent Advisors, Inc.              likely to benefit from changing demographic, economic and
                                                                  lifestyle trends. These securities may include common
                                                                  stocks, convertible bonds, convertible preferred stocks and warrants of companies within a broad range of market
                                                                  capitalizations.
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. GROWTH FUND (Series II)                                  Seeks growth of capital.  Seeks to meet its investment
    INVESTMENT ADVISER:  A I M Advisors, Inc.                     objective by investing principally in seasoned and better
                                                                  capitalized companies considered to have strong earnings
                                                                  momentum.
-------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
      P.O. Box 1520, Secaucus, NJ 07096-1520.
-------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO                     Seeks reasonable current income and reasonable opportunity
    (Class B)                                                     for appreciation through investments primarily in
    INVESTMENT ADVISER:  Alliance Capital Management L.P.         dividend-paying common stocks of good quality. Invests
                                                                  primarily in dividend-paying common stocks of large,
                                                                  well-established "blue chip" companies
-------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO                        Seeks growth of capital by pursuing aggressive investment
    (Class B)                                                     policies. Invests primarily in equity securities of U.S.
    INVESTMENT ADVISER:  Alliance Capital Management L.P.         companies focusing on a relatively small number of
                                                                  intensively researched companies. Normally invests in about
                                                                  40-60 companies usually constituting approximately 70% of
                                                                  the portfolio's net assets and up to 20% of its total
                                                                  assets in equity securities of non-U.S. companies.
-------------------------------------------------------------------------------------------------------------------------------

SmartDesign Advantage -- 131799
                                       B8


FUND NAME AND
INVESTMENT ADVISER/SUBADVISER                                     INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VALUE PORTFOLIO (Class B)                       Seeks long-term growth of capital.  Invests primarily in a
    INVESTMENT ADVISER:  Alliance Capital Management L.P.         diversified portfolio of equity securities of companies
                                                                  with relatively large market capitalizations that Alliance
                                                                  (the Portfolio's investment adviser) believes are
                                                                  undervalued.
-------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS PORTFOLIO
      82 Devonshire Street, Boston, MA 02109
-------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO                           Seeks long-term capital appreciation. Normally invests
(Service Class 2)                                                 primarily in common stocks of companies whose value the
    INVESTMENT ADVISER: Fidelity Management & Research Company    Portfolio's investment adviser believes is not fully
    INVESTMENT SUBADVISER: Fidelity Management & Research         recognized by the public.
    (U.K.) Inc.; Fidelity Management & Research (Far East)
    Inc.; Fidelity Investments Japan Limited; FMR Co., Inc.
-------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R)VIP EQUITY-INCOME PORTFOLIO                            Seeks reasonable income. Also considers the potential for
(Service Class 2)                                                 capital appreciation. Seeks to achieve a yield which
    INVESTMENT ADVISER: Fidelity Management & Research Company    exceeds the composite yield on the securities comprising
    INVESTMENT SUBADVISER: FMR Co., Inc.                           the Standard & Poor's 500(SM) Index. Normally invests at
                                                                  least 80% of total assets in income-producing equity
                                                                  securities (which tends to lead to investments in large cap
                                                                  "value" stocks).
-------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R)VIP GROWTH PORTFOLIO (Service Class 2)                 Seeks to achieve capital appreciation. Normally invests
    INVESTMENT ADVISER: Fidelity Management & Research Company    primarily in common stocks of companies, investing in both
    INVESTMENT SUBADVISER: FMR Co., Inc.                          domestic and foreign issuers.  Invests in either "growth"
                                                                  stocks or "value" stocks or both.
-------------------------------------------------------------------------------------------------------------------------------
INVESCO VARIABLE INVESTMENT FUNDS, INC.
      7800 East Union Avenue, Denver, CO 80237
-------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF-- LEISURE FUND (SERIES I)                             Seeks capital growth. The Fund normally invests at least
    INVESTMENT ADVISER:  A I M Advisors, Inc.                     80% of its net assets in the equity securities and
    INVESTMENT SUBADVISER:  INVESCO Institutional (N.A.), Inc.    equity-related instruments of companies engaged in the
                                                                  design, production, and distribution of products related to leisure activities. These industries include, but are not
                                                                  limited to, hotels/gaming, publishing, advertising,
                                                                  beverages, audio/video, broadcasting-radio/TV, cable &
                                                                  satellite operators, cable & satellite programmers, motion pictures & TV, recreation services/entertainment, retail,
                                                                  and toys. At any given time, 20% of the Fund's assets are
                                                                  not required to be invested in the sector.
-------------------------------------------------------------------------------------------------------------------------------

SmartDesign Advantage -- 131799
                                       B9

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER                                     INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF-- UTILITIES FUND (SERIES I)                           Seeks capital growth. It also seeks current income. The
    INVESTMENT ADVISER:  A I M Advisors, Inc.                     Fund normally invests at least 80% of its net assets in the
    INVESTMENT SUBADVISER:  INVESCO Institutional (N.A.), Inc.    equity securities and equity-related instruments of
                                                                  companies engaged in utilities-related industries. These
                                                                  include, but are not limited to, companies that produce,
                                                                  generate, transmit, or distribute natural gas or
                                                                  electricity, as well as in companies that provide
                                                                  telecommunications services, including local, long distance and wireless. A portion of the Fund's assets is not
                                                                  required to be invested in the sector.
-------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
      100 Fillmore Street, Denver, CO 80206-4928
-------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO                     Seeks long-term capital growth of capital in a manner
    (Service Class)                                               consistent with the preservation of capital.  Invests
    INVESTMENT ADVISER:  Janus Capital                            primarily in common stocks of companies of any size located throughout the world.  Normally invests in issuers from at least five different countries, including the United
                                                                  States.  May, under unusual circumstances, invest in fewer than five countries or even a single country.  Will limit
                                                                  its investment in high-yield/high-risk bonds to less than
                                                                  35% of its net assets.  May invest without limit in foreign equity and debt securities.
-------------------------------------------------------------------------------------------------------------------------------
PIONEER VARIABLE CONTRACTS TRUST
      60 State Street, Boston, MA 02109
-------------------------------------------------------------------------------------------------------------------------------
PIONEER FUND VCT PORTFOLIO (Class II)                             Seeks reasonable income and capital growth. Invests in a
    INVESTMENT ADVISER:  Pioneer Investment Management, Inc.      broad list of carefully selected, reasonably priced
                                                                  securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The
                                                                  Portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers.  For purposes of the
                                                                  Portfolio's investment policies, equity securities include common stocks, convertible debt and other equity
                                                                  instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and
                                                                  preferred stocks.
-------------------------------------------------------------------------------------------------------------------------------
PIONEER SMALL COMPANY VCT PORTFOLIO (Class II)                    Seeks capital appreciation by investing in a diversified
    INVESTMENT ADVISER:  Pioneer Investment Management, Inc.      portfolio of securities consisting primarily of equity
                                                                  securities of small companies. Normally, the Portfolio
                                                                  invests at least 80% of its net assets in equity securities of small companies.  Small companies are those with market values, at the time of investment, that do not exceed the
                                                                  greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company with
                                                                  the Russell 2000 Index as measured at the end of the
                                                                  preceding month.
-------------------------------------------------------------------------------------------------------------------------------
PRO FUNDS VP
      3435 Stelzer Road, Suite 1000, P.O. Box 182100, Columbus, OH 43218-2000
-------------------------------------------------------------------------------------------------------------------------------
PROFUND VP BULL                                                   Seeks daily investment results, before fees and expenses,
    INVESTMENT ADVISER: ProFund Advisors LLC                      that correspond to the daily performance of the S&P 500
                                                                  Index.
----------------------------------------------------------------- -------------------------------------------------------------

SmartDesign Advantage -- 131799
                                       B10


FUND NAME AND
INVESTMENT ADVISER/SUBADVISER                                     INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
PROFUND VP EUROPE 30                                              Seeks daily investment results, before fees and expenses,
    INVESTMENT ADVISER:  ProFund Advisors LLC                     that correspond to the daily performance of the ProFunds
                                                                  Europe 30 Index.
-------------------------------------------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY                               Seeks daily investment results, before fees and expenses,
    INVESTMENT ADVISER: ProFund Advisors LLC                      that correspond to one and one-quarter times (125%) the
                                                                  inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond.
-------------------------------------------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP                                              Seeks daily investment results, before fees and expenses,
    INVESTMENT ADVISER:  ProFund Advisors LLC                     that correspond to the daily performance of the Russell
                                                                  2000 Index.
-------------------------------------------------------------------------------------------------------------------------------
PRUDENTIAL SERIES FUND, INC.
      751 Broad Street, Newark, NJ 07102
-------------------------------------------------------------------------------------------------------------------------------
JENNISON PORTFOLIO (Class II)                                     Seeks to achieve long-term growth of capital. Invests
    INVESTMENT ADVISER:  Prudential Investments LLC               primarily in equity securities of major, established
    INVESTMENT SUBADVISER:  Jennison Associates LLC               corporations that the investment adviser believes offer
                                                                  above-average growth prospects. May invest up to 30% of
                                                                  total assets in foreign securities. Normally invests 65% of total assets in common stocks and preferred stocks of
                                                                  companies with capitalization in excess of $1 billion.
-------------------------------------------------------------------------------------------------------------------------------
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO (Class II)        Seeks long-term growth of capital. Invests in
    (formerly SP Jennison International Growth Portfolio)         equity-related securities of foreign issuers that the
    INVESTMENT ADVISER:  Prudential Investments LLC               subadviser thinks will increase in value over a period of
    INVESTMENT SUBADVISER:  William Blair & Company LLC           years. Invests primarily in the common stock of large and
                                                                  medium-sized foreign companies. Under normal circumstances, invests at least 65% of total assets in common stock of
                                                                  foreign companies operating or based in at least five
                                                                  different countries.
-------------------------------------------------------------------------------------------------------------------------------
UBS SERIES TRUST
-------------------------------------------------------------------------------------------------------------------------------
UBS ALLOCATION PORTFOLIO (Class II)                               Total return, consisting of long-term capital appreciation
    (formerly UBS Tactical Allocation Portfolio)                  and current income.  The fund is a multi-asset fund and
    INVESTMENT ADVISER:  UBS Global Asset Management (US) Inc.    allocates its assets among the major domestic asset classes
                                                                  (U.S. fixed income and U.S. equities) based upon UBS Global
                                                                  AM's assessment of prevailing market conditions in the U.S.
                                                                  and abroad.
-------------------------------------------------------------------------------------------------------------------------------

THE FOLLOWING PORTFOLIOS ARE WITHIN THE CURRENT GROUP OF ING PORTFOLIOS INCLUDED IN ONE OR MORE OF THE LIFESTYLE PORTFOLIOS:


     ING Alliance Mid Cap Growth Portfolio                    ING Salomon Brothers All Cap Portfolio
     ING JP Morgan Fleming International Portfolio            ING Salomon Brothers Investors Portfolio
     ING Julius Baer Foreign Portfolio                        ING VP Bond Portfolio
     ING Legg Mason Value Portfolio                           ING VP Growth Portfolio
     ING Liquid Asset Portfolio                               ING VP Index Plus MidCap Portfolio
     ING Marsico Growth Portfolio                             ING VP Index Plus SmallCap Portfolio
     ING PIMCO Core Bond Portfolio                            ING VP Small Company Portfolio
     ING PIMCO High Yield Portfolio
     ING Salomon Brothers Aggressive Growth

THE FOLLOWING PORTFOLIOS ARE THOSE WITHIN THE GROUP OF ING PORTFOLIOS THAT MAY BE INCLUDED IN ONE OR MORE OF THE ING LIFESTYLE PORTFOLIOS:

SmartDesign Advantage -- 131799
                                       B11

ING AIM Mid Cap Growth Portfolio                                ING MFS Total Return Portfolio
ING Alger Aggressive Growth Portfolio                           ING OpCap Balanced Value Portfolio
ING Alger Growth Portfolio                                      ING PIMCO Core Bond Portfolio
ING Alliance Mid Cap Growth Portfolio                           ING PIMCO High Yield Portfolio
ING American Century SmallCap Value Portfolio
ING Baron SmallCap Growth Portfolio                             ING Salomon Brothers Aggressive Growth Portfolio
ING Capital Guardian Large Cap Value Portfolio                  ING Salomon Brothers All Cap Portfolio
ING Capital Guardian Managed Global Portfolio                   ING Salomon Brothers Investors Portfolio
ING Capital Guardian Small Cap Portfolio                        ING T. Rowe Price Growth Equity Portfolio
                                                                ING T. Rowe Price Capital Appreciation Portfolio
ING Eagle Asset Value Equity Portfolio                          ING T. Rowe Price Equity Income Portfolio
                                                                ING UBS U.S. Balanced Portfolio
ING Evergreen Omega Portfolio                                   ING UBS U.S. Large Cap Equity Portfolio
ING FMR Diversified Mid Cap Portfolio                           ING Van Kampen Comstock Portfolio
                                                                ING Van Kampen Equity Growth Portfolio
ING International Portfolio                                     ING Van Kampen Global Franchise Portfolio
ING Janus Special Equity Portfolio                              ING Van Kampen Growth and Income Portfolio
ING Jennison Equity Opportunities Portfolio                     ING VP Balanced Portfolio
ING JPMorgan Fleming International Portfolio                    ING VP Bond Portfolio
ING JPMorgan Small Cap Equity Portfolio
ING JP Morgan MidCap Value Portfolio                            ING VP Growth & Income Portfolio
ING Julius Baer Foreign Portfolio                               ING VP Growth Portfolio
ING Legg Mason Value Portfolio                                  ING VP Index Plus LargeCap Portfolio
ING Liquid Asset Portfolio                                      ING VP Index Plus MidCap Portfolio
ING Marscico Growth Portfolio                                   ING VP Index Plus SmallCap Portfolio
ING Mercury Focus Value Portfolio                               ING VP MidCap Opportunities Portfolio
ING MFS Capital Opportunities Portfolio                         ING VP Small Company Portfolio
                                                                ING VP SmallCap Opportunities Portfolio
ING MFS Mid Cap Growth Portfolio                                ING VP Value Opportunity Portfolio
ING MFS Research Portfolio                                      ING VP Worldwide Growth Portfolio

THE PROSPECTUS FOR THE ING LIFESTYLE PORTFOLIO CONTAINS INFORMATION ABOUT THE UNDERLYING PORTFOLIOS INCLUDED IN THE ING LIFESTYLE PORTFOLIO.

--------------------------------------------------------------------------------
APPENDIX C
--------------------------------------------------------------------------------

                                FIXED ACCOUNT II

Fixed Account II ("Fixed Account") is an optional fixed interest allocation offered during the accumulation phase of your variable annuity contract between you and ING USA Annuity and Life Insurance Company ("ING USA," the "Company," "we" or "our"). The Fixed Account, which is a segregated asset account of ING USA, provides a means for you to invest on a tax-deferred basis and earn a guaranteed interest for guaranteed interest periods (Fixed Interest Allocation(s)). We will credit your Fixed Interest Allocation(s) with a fixed rate of interest. We offer Fixed Interest Allocations with guaranteed interest periods that may vary by maturity, state of issue and rate. In addition, we may offer DCA Fixed Interest Allocations, which are 6-month and 1-year Fixed Interest Allocations available exclusively in connection with our dollar cost averaging program. We may offer additional guaranteed interest periods in some or all states, may not offer all guaranteed interest periods on all contracts or in all states and the rates for a given guaranteed interest period may vary among contracts. We set the interest rates periodically. We may credit a different interest rate for each interest period. The interest you earn in the Fixed Account as well as your principal is guaranteed by ING USA, as long as you do not take your money out before the maturity date for the applicable interest period. If you take your money out from a Fixed Interest Allocation more than 30 days before the applicable maturity date, we will apply a market value adjustment ("Market Value Adjustment"). A Market Value Adjustment could increase or decrease your contract value and/or the amount you take out. A surrender charge may also apply to withdrawals from your contract. You bear the risk that you may receive less than your principal because of the Market Value Adjustment.

For contracts sold in some states, not all Fixed Interest Allocations are available. You have a right to return a contract for a refund as described in the prospectus.

THE FIXED ACCOUNT

You may allocate premium payments and transfer your Contract value to the guaranteed interest periods of the Fixed Account during the accumulation period as described in the prospectus. Every time you allocate money to the Fixed Account, we set up a Fixed Interest Allocation for the guaranteed interest period you select. We will credit your Fixed Interest Allocation with a guaranteed interest rate for the interest period you select, so long as you do not withdraw money from that Fixed Interest Allocation before the end of the guaranteed interest period. Each guaranteed interest period ends on its maturity date which is the last day of the month in which the interest period is scheduled to expire.

Your Contract value in the Fixed Account is the sum of your Fixed Interest Allocations and the interest credited as adjusted for any withdrawals, transfers or other charges we may impose, including any Market Value Adjustment. Your Fixed Interest Allocation will be credited with the guaranteed interest rate in effect for the guaranteed interest period you selected when we receive and accept your premium or reallocation of Contract value. We will credit interest daily at a rate that yields the quoted guaranteed interest rate.

If you surrender, withdraw, transfer or annuitize your investment in a Fixed Interest Allocation more than 30 days before the end of the guaranteed interest period, we will apply a Market Value Adjustment to the transaction. A Market Value Adjustment could increase or decrease the amount you surrender, withdraw, transfer or annuitize, depending on current interest rates at the time of the transaction. You bear the risk that you may receive less than your principal because of the Market Value Adjustment.

GUARANTEED INTEREST RATES

Each Fixed Interest Allocation will have an interest rate that is guaranteed as long as you do not take your money out until its maturity date. We do not have a specific formula for establishing the guaranteed interest rates for the different guaranteed interest periods. We determine guaranteed interest rates at our sole

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discretion. We cannot predict the level of future interest rates. For more information see the prospectus for the Fixed Account.

TRANSFERS FROM A FIXED INTEREST ALLOCATION

You may transfer your Contract value in a Fixed Interest Allocation to one or more new Fixed Interest Allocations with new guaranteed interest periods, or to any of the subaccounts of ING USA's Separate Account B as described in the prospectus on the maturity date of a guaranteed interest period. The minimum amount that you can transfer to or from any Fixed Interest Allocation is $100. Transfers from a Fixed Interest Allocation may be subject to a Market Value Adjustment. If you have a special Fixed Interest Allocation that was offered exclusively with our dollar cost averaging program, canceling dollar cost averaging will cause a transfer of the entire Contract value in such Fixed Interest Allocation to the Liquid Assets subaccount, and such a transfer will be subject to a Market Value Adjustment.

WITHDRAWALS FROM A FIXED INTEREST ALLOCATION

During the accumulation phase, you may withdraw a portion of your Contract value in any Fixed Interest Allocation. You may make systematic withdrawals of only the interest earned during the prior month, quarter or year, depending on the frequency chosen, from a Fixed Interest Allocation under our systematic withdrawal option. A withdrawal from a Fixed Interest Allocation may be subject to a Market Value Adjustment and a contract surrender charge. Be aware that withdrawals may have federal income tax consequences, including a 10% penalty tax, as well as state income tax consequences.

MARKET VALUE ADJUSTMENT

A Market Value Adjustment may decrease, increase or have no effect on your Contract value. We will apply a Market Value Adjustment (i) whenever you withdraw or transfer money from a Fixed Interest Allocation (unless made within 30 days before the maturity date of the applicable guaranteed interest period, or under the systematic withdrawal or dollar cost averaging program) and (ii) if on the income phase start date a guaranteed interest period for any Fixed Interest Allocation does not end on or within 30 days of the income phase start date.

A Market Value Adjustment may be positive, negative or result in no change. In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your Contract value. On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your Contract value. In the event of a full surrender, transfer or annuitization from a Fixed Interest Allocation, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred or annuitized. In the event of a partial withdrawal, transfer or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred or annuitized in order to provide the amount requested. If a negative Market Value Adjustment exceeds your Contract value in the Fixed Interest Allocation, we will consider your request to be a full surrender, transfer or annuitization of the Fixed Interest Allocation.

CONTRACT VALUE IN THE FIXED INTEREST ALLOCATIONS

On the contract date, the Contract value in any Fixed Interest Allocation in which you are invested is equal to the portion of the initial premium paid and designated for allocation to the Fixed Interest Allocation. On each business day after the contract date, we calculate the amount of Contract value in each Fixed Interest Allocation as follows:

      (1) We take the Contract value in the Fixed Interest Allocation at the end of the preceding business day.

      (2) We credit a daily rate of interest on (1) at the guaranteed rate since the preceding business day.

      (3)   We add (1) and

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

      (4)   We subtract from (3) any transfers from that Fixed Interest
            Allocation.

      (5) We subtract from (4) any withdrawals, and then subtract any contract fees (including any rider charges) and premium taxes.

Additional premium payments and transfers allocated to the Fixed Account will be placed in a new Fixed Interest Allocation. The Contract value on the date of allocation will be the amount allocated. Several examples which illustrate how the Market Value Adjustment works are included in the prospectus for the Fixed Account

CASH SURRENDER VALUE

The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value of amounts allocated to the Fixed Account will fluctuate daily based on the interest credited to Fixed Interest Allocations, any Market Value Adjustment, and any surrender charge. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your Contract value, then we adjust for any Market Value Adjustment, and then we deduct any surrender charge, any charge for premium taxes, the annual contract administrative fee (unless waived), and any optional benefit rider charge, and any other charges incurred but not yet deducted.

DOLLAR COST AVERAGING FROM FIXED INTEREST ALLOCATIONS

You may elect to participate in our dollar cost averaging program if you have at least $1,200 of Contract value in Fixed Account Interest Allocations with a guaranteed interest period of 1 year or less. The Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other Fixed Interest Allocations or contract investment portfolio subaccounts selected by you.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels. You elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. You may change the transfer amount once each contract year.

Transfers from a Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment.

We may in the future offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.

SUSPENSION OF PAYMENTS

We have the right to delay payment of amounts from a Fixed Interest Allocation for up to 6 months.

MORE INFORMATION

See the prospectus for Fixed Account II.

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

--------------------------------------------------------------------------------
APPENDIX D
--------------------------------------------------------------------------------

                             FIXED INTEREST DIVISION

A Fixed Interest Division option is available through the group and individual deferred variable annuity contracts offered by ING USA Annuity and Life Insurance Company. The Fixed Interest Division is part of the ING USA General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940.

Interests in the Fixed Interest Division are offered in certain states through an Offering Brochure, dated May 1, 2004. The Fixed Interest Division is different from the Fixed Account which is described in the prospectus but which is not available in your state. If you are unsure whether the Fixed Account is available in your state, please contact our Customer Service Center at (800) 366-0066. When reading through the Prospectus, the Fixed Interest Division should be counted among the various investment options available for the allocation of your premiums, in lieu of the Fixed Account. The Fixed Interest Division may not be available in some states. Some restrictions may apply.

You will find more complete information relating to the Fixed Interest Division in the Offering Brochure. Please read the Offering Brochure carefully before you invest in the Fixed Interest Division.

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                                       D1

--------------------------------------------------------------------------------
APPENDIX E
--------------------------------------------------------------------------------

                 SURRENDER CHARGE FOR EXCESS WITHDRAWALS EXAMPLE

The following assumes you made an initial premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third contract years, for total premium payments under the Contract of $30,000. It also assumes a withdrawal at the end of the third contract year of 30% of the contract value of $35,000, and that Option Package I was selected.

In this example, $3,500 (10% of contract value) is the maximum free withdrawal amount that you may withdraw without a surrender charge. The total amount withdrawn from the contract would be $10,500 ($35,000 x .30). Therefore, $7,000 (10,500 - 3,500) is considered an excess withdrawal of a part of the initial premium payment of $10,000 and would be subject to a 4% surrender charge of $280 ($7,000 x .04). The amount of the withdrawal paid to you will be $10,220 ($10,500 - $280).

This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

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

--------------------------------------------------------------------------------
APPENDIX F
--------------------------------------------------------------------------------

           WITHDRAWAL ADJUSTMENT FOR 5% ROLL-UP DEATH BENEFIT EXAMPLES

EXAMPLE #1: THE CONTRACT VALUE (AV) IS LOWER THAN THE DEATH BENEFIT

      Assume a premium payment of $100,000, AV at the time of withdrawal of $80,000 and a 5% Roll-Up minimum guarantee death benefit ("MGDB") at the time of withdrawal of $120,000. A total withdrawal of $20,000 is made.

Calculate the Effect of the Withdrawal

      Pro-rata Withdrawal Adjustment to MGDB = $30,000 ($120,000 * ($20,000 / $80,000))

      MGDB  after Pro-rata Withdrawal = $90,000 ($120,000 - $30,000)

      AV    after Pro-rata Withdrawal = $60,000 ($80,000 - $20,000)

EXAMPLE #2: THE CONTRACT VALUE (AV) IS GREATER THAN THE DEATH BENEFIT

      Assume a premium payment of $100,000, AV at the time of withdrawal of $160,000 and a 5% Roll-Up minimum guarantee death benefit ("MGDB") at the time of withdrawal of $120,000. A total withdrawal of $20,000 is made.

Calculate the Effect of the Withdrawal

      Pro-rata Withdrawal Adjustment to MGDB = $15,000 ($120,000 * ($20,000 / $160,000))

      MGDB  after Pro-rata Withdrawal = $105,000 ($120,000 - $15,000)

      AV    after Pro-rata Withdrawal = $140,000 ($160,000 - $20,000)

EXAMPLE #3: THE CONTRACT VALUE (AV) IS EQUAL TO THE DEATH BENEFIT

      Assume a premium payment of $100,000, AV at the time of withdrawal of $120,000 and a 5% Roll-Up minimum guarantee death benefit ("MGDB") at the time of withdrawal of $120,000. A total withdrawal of $20,000 is made.

Calculate the Effect of the Withdrawal

      Pro-rata Withdrawal Adjustment to MGDB = $20,000 ($120,000 * ($20,000 / $120,000))

      MGDB  after Pro-rata Withdrawal = $100,000 ($120,000 - $20,000)

      AV    after Pro-rata Withdrawal = $100,000 ($120,000 - $20,000)

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

--------------------------------------------------------------------------------
APPENDIX G
--------------------------------------------------------------------------------

                    SPECIAL FUNDS AND EXCLUDED FUNDS EXAMPLES

EXAMPLE #1: The following examples are intended to demonstrate the impact on your 5% Roll-Up minimum guaranteed death benefit ("MGDB") of allocating your Contract Value to Special Funds.

----------------------------------------    ---------------------------------------    -------------------------------------
        MGDB IF 50% INVESTED IN                     MGDB IF 0% INVESTED IN                   MGDB IF 100% INVESTED IN
             SPECIAL FUNDS                              SPECIAL FUNDS                             SPECIAL FUNDS

----------------------------------------    ---------------------------------------    -------------------------------------

END OF YR  COVERED   SPECIAL    TOTAL       END OF YR  COVERED  SPECIAL    TOTAL       END OF YR COVERED   SPECIAL   TOTAL
     0       500       500      1,000            0      1,000       --     1,000            0        0       1000    1000
     1       525       500      1,025            1      1,050       --     1,050            1        0       1000    1000
     2       551       500      1,051            2      1,103       --     1,103            2        0       1000    1000
     3       579       500      1,079            3      1,158       --     1,158            3        0       1000    1000
     4       608       500      1,108            4      1,216       --     1,216            4        0       1000    1000
     5       638       500      1,138            5      1,276       --     1,276            5        0       1000    1000
     6       670       500      1,170            6      1,340       --     1,340            6        0       1000    1000
     7       704       500      1,204            7      1,407       --     1,407            7        0       1000    1000
     8       739       500      1,239            8      1,477       --     1,477            8        0       1000    1000
     9       776       500      1,276            9      1,551       --     1,551            9        0       1000    1000
    10       814       500      1,314           10      1,629       --     1,629           10        0       1000    1000
----------------------------------------    ---------------------------------------    -------------------------------------

----------------------------------------    ---------------------------------------
        MGDB IF TRANSFERRED TO                      MGDB IF TRANSFERRED TO
             SPECIAL FUNDS                              COVERED FUNDS
      AT THE BEGINNING OF YEAR 6                  AT THE BEGINNING OF YEAR 6
----------------------------------------    ---------------------------------------

END OF YR  COVERED   SPECIAL    TOTAL       END OF YR  COVERED  SPECIAL    TOTAL
     0      1,000        --     1,000            0         --    1,000     1,000
     1      1,050        --     1,050            1         --    1,000     1,000
     2      1,103        --     1,103            2         --    1,000     1,000
     3      1,158        --     1,158            3         --    1,000     1,000
     4      1,216        --     1,216            4         --    1,000     1,000
     5      1,276        --     1,276            5         --    1,000     1,000
     6         --     1,276     1,276            6      1,050       --     1,050
     7         --     1,276     1,276            7      1,103       --     1,103
     8         --     1,276     1,276            8      1,158       --     1,158
     9         --     1,276     1,276            9      1,216       --     1,216
    10         --     1,276     1,276           10      1,276       --     1,276
----------------------------------------    ---------------------------------------

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

EXAMPLE #2: THE FOLLOWING EXAMPLES ARE INTENDED TO DEMONSTRATE THE IMPACT ON YOUR 5% ROLL-UP MINIMUM GUARANTEED DEATH BENEFIT ("MGDB") AND/OR YOUR MINIMUM GUARANTEED ACCUMULATION BENEFIT ("MGAB") OF ALLOCATING YOUR CONTRACT VALUE TO EXCLUDED FUNDS.

----------------------------------------------------------------------------      --------------------------------------
                  MGDB IF 50% INVESTED IN EXCLUDED FUNDS                          MGDB IF 0% INVESTED IN EXCLUDED FUNDS
----------------------------------------------------------------------------      --------------------------------------
                Covered           Excluded            Total         Death                        Covered        Death
                                                                   Benefit                                     Benefit
           -----------------------------------------------------------------               -----------------------------
   end       MGDB                                                                   end
  of yr                AV     "MGDB"      AV      MGDB      AV                     of yr     MGDB       AV
    0        500      500       500      500     1,000     1,000    1,000            0       1,000     1,000    1,000
    1        525      510       525      510     1,035     1,020    1,035            1       1,050     1,020    1,050
    2        551      490       551      490     1,041       980    1,041            2       1,103       980    1,103
    3        579      520       579      520     1,099     1,040    1,099            3       1,158     1,040    1,158
    4        608      550       608      550     1,158     1,100    1,158            4       1,216     1,100    1,216
    5        638      450       638      450     1,088       900    1,088            5       1,276       900    1,276
    6        670      525       670      525     1,195     1,050    1,195            6       1,340     1,050    1,340
    7        704      600       704      600     1,304     1,200    1,304            7       1,407     1,200    1,407
    8        739      750       739      750     1,489     1,500    1,500            8       1,477     1,500    1,500
    9        776      500       776      500     1,276     1,000    1,276            9       1,551     1,000    1,551
    10       814      300       814      300     1,114       600    1,114            10      1,629       600    1,629
----------------------------------------------------------------------------      --------------------------------------

---------------------------------------
  MGDB IF 100% INVESTED IN EXCLUDED
                FUNDS
---------------------------------------
               Excluded        Death
                              Benefit
         ------------------------------
  end
 of yr    "MGDB"       AV
   0       1,000     1,000     1,000
   1       1,050     1,020     1,020
   2       1,103       980       980
   3       1,158     1,040     1,040
   4       1,216     1,100     1,100
   5       1,276       900       900
   6       1,340     1,050     1,050
   7       1,407     1,200     1,200
   8       1,477     1,500     1,500
   9       1,551     1,000     1,000
   10      1,629       600       600
---------------------------------------

Note: AV are hypothetical illustrative values. Not a projection. "MGDB" for Excluded funds is notional. Not payable as a benefit. Death Benefit for Excluded Funds equals Accumulation Value (AV)

----------------------------------------------------------------------------      --------------------------------------
                                                                                         MGAB IF 0% INVESTED IN
                  MGAB IF 50% INVESTED IN EXCLUDED FUNDS                                     EXCLUDED FUNDS
----------------------------------------------------------------------------      --------------------------------------
                Covered           Excluded                 Total                                     Covered
           -----------------------------------------------------------------               -----------------------------
end of yr    MGAB      AV      "MGAB      AV      MGAB       AV      MGAB         end of     MGAB       AV       MGAB
             BASE              Base"              BASE                               yr      Base
    10       500      300       500      300       800      600      200             10      1,000      600      400
----------------------------------------------------------------------------      --------------------------------------

---------------------------------------
  MGAB IF 100% INVESTED IN EXCLUDED
                FUNDS
---------------------------------------
                   Excluded
         ------------------------------
end of     "MGAB      AV       MGAB
   yr      Base"
   10      1,000      600        --
---------------------------------------

Note: "MGAB Base" for Excluded Funds is notional. Not used to determine benefits. For Excluded Funds, the lesser of AV and "MGAB Base" is used as the MGAB Benefit Base. MGAB = Greater of Zero and MGAB Benefit Base - AV

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

-----------------------------------------------------------------------------------------------------------------------------
                 MGDB AND MGAB IF TRANSFER FROM COVERED FUNDS TO EXCLUDED FUNDS AT THE BEGINNING OF YEAR 6
-----------------------------------------------------------------------------------------------------------------------------
                Covered            Excluded            Total                        Covered   Excluded    MGAB
           --------------------------------------------------------------------    ------------------------------------------
                                                                     Death                     "MGAB      Benefit
end of yr    MGDB      AV      "MGDB"     AV       MGDB      AV      Benefit       MGAB Base   Base"      Base         MGAB
    --      1,000     1,000       --        --    1,000     1,000     1,000          1,000        --      1,000
     1      1,050     1,020       --        --    1,050     1,020     1,050          1,000        --      1,000
     2      1,103       980       --        --    1,103       980     1,103          1,000        --      1,000
     3      1,158     1,040       --        --    1,158     1,040     1,158          1,000        --      1,000
     4      1,216     1,100       --        --    1,216     1,100     1,216          1,000        --      1,000
     5      1,276       900       --        --    1,276       900     1,276          1,000        --      1,000
     6         --        --    1,340     1,050    1,050     1,050     1,050             --     1,000      1,000
     7         --        --    1,407     1,200    1,200     1,200     1,200             --     1,000      1,000
     8         --        --    1,477     1,500    1,500     1,500     1,500             --     1,000      1,000
     9         --        --    1,551     1,000    1,000     1,000     1,000             --     1,000      1,000
    10         --        --    1,629       600      600       600       600             --     1,000        600         --
-----------------------------------------------------------------------------------------------------------------------------

Note: MGDB (MGAB Base) transferred to Excluded Funds equals the MGDB (MGAB Base) in Covered Funds (or pro-rata portion thereof for partial transfer)
      Transfers from Special Funds to Excluded Funds work the same as Covered to Excluded (except MGDB in Special Funds does not accumulate).

-----------------------------------------------------------------------------------------------------------------------------
 MGDB AND MGAB IF TRANSFER FROM EXCLUDED FUNDS TO COVERED FUNDS AT THE BEGINNING OF YEAR 6
-----------------------------------------------------------------------------------------------------------------------------
                Covered            Excluded            Total                        Covered   Excluded    MGAB
           --------------------------------------------------------------------    ------------------------------------------
                                                                     Death                     "MGAB      Benefit
end of yr    MGDB      AV      "MGDB"     AV       MGDB      AV      Benefit       MGAB Base   Base"      Base         MGAB
    --         --        --    1,000     1,000    1,000     1,000     1,000             --     1,000      1,000
    1          --        --    1,050     1,020    1,020     1,020     1,020             --     1,000      1,000
    2          --        --    1,103       980      980       980       980             --     1,000        980
    3          --        --    1,158     1,040    1,040     1,040     1,040             --     1,000      1,000
    4          --        --    1,216     1,100    1,100     1,100     1,100             --     1,000      1,000
    5          --        --    1,276       900      900       900       900             --     1,000        900
    6         945     1,050       --        --      945     1,050     1,050            900        --        900
    7         992     1,200       --        --      992     1,200     1,200            900        --        900
    8       1,042     1,500       --        --    1,042     1,500     1,500            900        --        900
     9      1,094     1,000       --        --    1,094     1,000     1,094            900        --        900
    10      1,149       600       --        --    1,149       600     1,149            900        --        900        300
-----------------------------------------------------------------------------------------------------------------------------

Note: MGDB (MGAB Base) transferred to Covered Funds is the lesser of MGDB (MGAB
      Base) in Excluded Funds (or portion thereof for partial transfer) and AV transferred to Covered Transfers from Excluded Funds to Special Funds work the same as Excluded to Covered (except MGDB in Special Funds does not accumulate).

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--------------------------------------------------------------------------------
APPENDIX H
--------------------------------------------------------------------------------

 EXAMPLES FOR ADJUSTMENTS TO THE MGWB WITHDRAWAL ACCOUNT AND THE MAXIMUM ANNUAL WITHDRAWAL AMOUNT FOR TRANSFERS AND WITHDRAWALS IN EXCESS OF THE MAXIMUM ANNUAL
                 WITHDRAWAL AMOUNT ("EXCESS WITHDRAWAL AMOUNT")

EXAMPLE #1: OWNER HAS INVESTED ONLY IN COVERED FUNDS

Assume the Contract Value (CV) before the withdrawal is $100,000 and is invested in Covered Funds only, the Eligible Payment Amount (EPA) is $100,000, the Maximum Annual Withdrawal Amount (MAW) is $7,000, the MGWB Withdrawal Account allocated to Covered Funds ("Covered Withdrawal Account") is $120,000, and a withdrawal of $10,000 is made. The effect of the withdrawal is calculated as follows:

The new CV is $90,000 ($100,000 - $10,000).

The Excess Withdrawal Amount is $3,000 ($10,000 - $7,000).

The Covered Withdrawal Account is first reduced dollar-for-dollar by the portion of the withdrawal up to the MAW to $113,000 ($120,000 - $7,000), and is then reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $109,354.84 ($113,000
* (1 - $3,000 / $93,000)).

The EPA is reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied pro-rata regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).

EXAMPLE #2: OWNER HAS INVESTED ONLY IN EXCLUDED FUNDS

Assume the Contract Value (CV) before the withdrawal is $100,000 and is invested in Excluded Funds only, the Eligible Payment Amount (EPA) is $100,000, the Maximum Annual Withdrawal Amount (MAW) is $7,000, the MGWB Withdrawal Account allocated to Excluded Funds ("Excluded Withdrawal Account") is $120,000, and a withdrawal of $10,000 is made. The effect of the withdrawal is calculated as follows:

The new CV is $90,000 ($100,000 - $10,000).

The Excess Withdrawal Amount is $3,000 ($10,000 - $7.000).

The Excluded Withdrawal Account is reduced pro-rata based on the ratio of the entire amount withdrawn to the CV (before the withdrawal) to $108,000 ($120,000
* (1 - $10,000 / $100,000)).

The EPA is reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000/$93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied pro-rata regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).

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

EXAMPLE #3: OWNER HAS INVESTED IN BOTH COVERED AND EXCLUDED FUNDS

Assume the Contract Value (CV) before the withdrawal is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds. Further assume that the Eligible Payment Amount (EPA) is $100,000, the Maximum Annual Withdrawal Amount
(MAW) is $7,000, the MGWB Withdrawal Account allocated to Covered Funds ("Covered Withdrawal Account") is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds ("Excluded Withdrawal Account") is $45,000, and a withdrawal is made of $10,000 ($8,000 from Covered Funds and $2,000 from Excluded Funds).

The new CV for Covered Funds is $52,000 ($60,000 - $8,000), and the new CV for Excluded Funds is $38,000 ($40,000 - $2,000).

The Covered Withdrawal Account is first reduced dollar-for-dollar by the lesser of the MAW ($7,000) and the amount withdrawn from Covered Funds ($8,000) to $68,000 ($75,000 - $7,000), and is then reduced pro-rata based on the ratio of any Excess Withdrawal Amount from Covered Funds to the CV in Covered Funds (after being reduced for the withdrawal up to the MAW) to $66,716.98 ($68,000 * (1 - $1,000 / $53,000).

The Excluded Withdrawal Account is reduced pro-rata based on the ratio of the amount withdrawn from Excluded Funds to the CV in Excluded Funds (prior to the withdrawal) to $42,750 ($45,000 * (1 - $2,000 / $40,000)).

      The EPA is reduced pro-rata based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied pro-rata regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).

EXAMPLE #4: OWNER TRANSFERS FUNDS FROM EXCLUDED FUNDS TO COVERED FUNDS

Assume the Contract Value (CV) before the transfer is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds. Further assume that the MGWB Withdrawal Account allocated to Covered Funds ("Covered Withdrawal Account") is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds ("Excluded Withdrawal Account") is $45,000, and a transfer is made of $10,000 from Excluded Funds to Covered Funds.

The new CV for Covered Funds is $70,000 ($60,000 + $10,000), and the new CV for Excluded Funds is $30,000 ($40,000 - $10,000).

The Excluded Withdrawal Account is reduced pro-rata based on the ratio of the amount transferred from Excluded Funds to the CV in Excluded Funds (prior to the transfer) to $33,750 ($45,000 * (1 - $10,000 / $40,000)).

The Covered Withdrawal Account is increased by the lesser of the reduction of the Excluded Withdrawal Account of $11,250 ($45,000 - $33,750) and the actual amount transferred of $10,000. Thus, the Covered Withdrawal Account is increased to $85,000 ($75,000 + $10,000).

EXAMPLE #5: OWNER TRANSFERS FUNDS FROM COVERED FUNDS TO EXCLUDED FUNDS

Assume the Contract Value (CV) before the transfer is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds. Further assume that the MGWB Withdrawal Account allocated to Covered Funds ("Covered Withdrawal Account") is $75,000, the MGWB Withdrawal Account allocated to Excluded

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

Funds ("Excluded Withdrawal Account") is $45,000, and a transfer is made of $10,000 from Covered Funds to Excluded Funds.

The new CV for Covered Funds is $50,000 ($60,000 - $10,000), and the new CV for Excluded Funds is $50,000 ($40,000 + $10,000).

The Covered Withdrawal Account is reduced pro-rata based on the ratio of the amount transferred from Covered Funds to the CV in Covered Funds (prior to the transfer) to $62,500 ($75,000 * (1 - $10,000 / $60,000)).

The Excluded Withdrawal Account is increased by the reduction of the Covered Withdrawal Account of $12,500 ($75,000 - $62,500) to $57,500 ($45,000 +
$12,500).

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

--------------------------------------------------------------------------------
APPENDIX I
--------------------------------------------------------------------------------

              DEATH BENEFITS FOR PRE-NOVEMBER 2003 CONTRACT OWNERS

The purpose of Appendix I is to describe the death benefits applicable to contract owners in the Pre-November-2003 category. Other than as described below, please see the prospectus for a full description of your death benefit options and other Contract features. Capitalized terms have the same meaning as described in the prospectus.

--------------------------------------------------------------------------------
SPECIAL FUNDS
--------------------------------------------------------------------------------

We use the term Special Funds in the discussion of the death benefit options. Currently, no subaccounts have been designated as Special Funds. The Company may, at any time, designate new and/or existing subaccounts as a Special Fund with 30 days notice with respect to new premiums added or transfers to such subaccounts. Such subaccounts will include those that, due to their volatility, are excluded from the death benefit guarantees that may otherwise be provided. Allocations to Special Funds will not affect the death benefit that may be available under the earnings multiplier benefit rider. Designation of a subaccount as a Special Fund may vary by benefit. For example, a subaccount may be designated a Special Fund for purposes of calculating one death benefit and not another.

--------------------------------------------------------------------------------
DEATH BENEFIT CHOICES
--------------------------------------------------------------------------------

Currently, no investment portfolios are designated as "Special Funds." We may, with 30 days notice to you, designate any investment portfolio as a Special Fund on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. Selecting a Special Fund may limit or reduce the death benefit.

For the period during which a portion of the contract value is allocated to a Special Fund, we may at our discretion reduce the mortality and expense risk charge attributable to that portion of the contract value. The reduced mortality and expense risk charge will be applicable only during that period.

We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefits described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:

      1) the contract value minus any credits added since or within 12 months prior to death; and

      2)    the cash surrender value.

The STANDARD DEATH BENEFIT equals the GREATER of the Base Death Benefit and the SUM of 1) and 2), LESS 3):

      1)    the contract value allocated to Special Funds; and

      2) the Standard Minimum Guaranteed Death Benefit for amounts allocated to Non-Special Funds;

      3)    any credit added since or within 12 months prior to death.

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The Standard Minimum Guaranteed Death Benefit equals:

      1) the initial premium payment plus the initial credit, if applicable, allocated to Special and Non-Special Funds, respectively;

      2) increased by premium payments, and adjusted for transfers, allocated to Special and Non-Special Funds, respectively, after issue; and

      3) reduced by a pro-rata adjustment for any withdrawal or transfer taken from the Special and Non-Special Funds, respectively.

In the event of transfers from Special to Non-Special funds, the increase in the Minimum Guaranteed Death Benefit of the Non-Special Fund will equal the lesser of the reduction in the Minimum Guaranteed Death Benefit in the Special Fund and the contract value transferred. In the event of transfers from Non-Special to Special Funds, the increase in the Minimum Guaranteed Death Benefit of the Special Fund will equal the reduction in the Minimum Guaranteed Death Benefit in the Non-Special Fund.

The 5% ROLL-UP DEATH BENEFIT, equals the GREATER of:

      1)    the Standard Death Benefit; and

      2) the sum of the contract value allocated to Special Funds and the 5% Roll-Up Minimum Guaranteed Death Benefit for Non-Special Funds less any initial credit added since or within 12 months prior to death.

The 5% Roll-Up Minimum Guaranteed Death Benefit for Special and Non-Special Funds equals the lesser of:

      1) premiums, plus the initial credit, if applicable, adjusted for withdrawals and transfers, accumulated at 5% until the earlier of attainment of age 90 or reaching the cap (equal to 3 times all premium payments and the initial credit, if applicable, as reduced by adjustments for withdrawals) and thereafter at 0%, and

      2)    the cap.

A pro-rata adjustment to the 5% Roll-Up Minimum Guaranteed Death Benefit is made for any withdrawals. The amount of the pro-rata adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where (a) is the 5% Roll-Up Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Non-Special Funds before the withdrawal. The amount of the pro-rata adjustment for withdrawals from Special Funds will equal (a) times (b) divided by (c): where (a) is the 5% Roll-Up Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Special Funds before the withdrawal. Please see Appendix F for examples of the pro-rata withdrawal adjustment.

A pro-rata adjustment to the cap is made for any withdrawals. The amount of the pro-rata adjustment for withdrawals will equal (a) divided by (b) times (c): where (a) is the contract value of the withdrawal; (b) is the contract value immediately prior to the withdrawal; and (c) is the cap immediately prior to the withdrawal.

Transfers from Special to Non-Special Funds will reduce the 5% Roll-Up Minimum Guaranteed Death Benefit and the cap for Special Funds on a pro-rata basis. The resulting increase in the 5% Roll-Up Minimum Guaranteed Death Benefit in the Non-Special Funds will equal the lesser of the reduction in the 5% Roll-Up Minimum Guaranteed Death Benefit in the Special Funds and the contract value transferred. The increase in the cap for Non-Special Funds will equal the reduction in the cap for Special Funds.

Transfers from Non-Special to Special Funds will reduce the 5% Roll-Up Minimum Guaranteed Death Benefit and the cap in the Non-Special Funds on a pro-rata basis. The resulting increase in the 5% Roll-Up Minimum Guaranteed Death Benefit and the cap for the Special Funds will equal the reduction in the 5% Roll-Up Minimum Guaranteed Death Benefit and the cap for the Non-Special Funds, respectively.

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

The ANNUAL RATCHET ENHANCED DEATH BENEFIT equals the GREATER of:

      1)    the Standard Death Benefit; and

      2) the sum of the contract value allocated to Special Funds and the Annual Ratchet Minimum Guaranteed Death Benefit allocated to Non-Special Funds, less any initial credit added since or within 12 months prior to death.

The ANNUAL RATCHET MINIMUM GUARANTEED DEATH BENEFIT equals:

      1) the initial premium plus the initial credit, if applicable, allocated at issue to Special and Non-Special Funds, respectively;

      2) increased dollar for dollar by any premium, allocated after issue to Special and Non-Special Funds, respectively;

      3) for Non-Special Funds, adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds from the prior anniversary (adjusted for new premiums, partial withdrawals allocated to Non-Special Funds, and transfers between Special and Non-Special Funds) and the current contract value allocated to Non-Special Funds before crediting of any applicable renewal credit;

      4) for Special Funds, adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds from the prior anniversary (adjusted for new premiums, partial withdrawals allocated to Special Funds, and transfers between Special and Non-Special Funds) and the current contract value allocated to Special Funds before crediting of any applicable renewal credit.

Withdrawals reduce the Annual Ratchet Minimum Guaranteed Death Benefit on a pro-rata basis, based on the amount withdrawn from the Special and Non-Special Funds, respectively. The amount of the pro-rata adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where (a) is the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Non-Special Funds before withdrawal. The amount of the pro-rata adjustment for Special Funds will equal (a) times (b) divided by
(c): where (a) is the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Special Funds before the withdrawal.

Transfers from Special to Non-Special Funds will reduce the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds on a pro-rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit in the Non-Special Funds will equal the lesser of the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit in the Special Funds and the contract value transferred.

Transfers from Non-Special to Special Funds will reduce the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds on a pro-rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit for the Special Funds will equal the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit for the Non-Special Funds.

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                                       I3

--------------------------------------------------------------------------------
APPENDIX J
--------------------------------------------------------------------------------

                              PROJECTED SCHEDULE OF
                      ING GET U.S. CORE PORTFOLIO OFFERINGS

                                                            OFFERING DATES                  GUARANTEE DATES
      ----------------------------------------------------- ------------------------------- ----------------------
      ING GET U.S. CORE PORTFOLIO-- SERIES 4                03/12/04 - 06/10/04             06/11/04 - 06/12/09

      ING GET U.S. CORE PORTFOLIO-- SERIES 5                06/11/04 - 09/09/04             09/10/04 - 09/09/11

      ING GET U.S. CORE PORTFOLIO-- SERIES 6                09/10/04 - 12/09/04             12/10/04 - 12/09/11

      ING GET U.S. CORE PORTFOLIO-- SERIES 7                12/10/04 - 03/08/05             03/09/05 - 03/08/12

      ING GET U.S. CORE PORTFOLIO-- SERIES 8                03/09/05 - 06/07/05             06/08/05 - 06/07/12

SmartDesign Advantage -- 131799

                                   ING LOGO

                   ING USA ANNUITY AND LIFE INSURANCE COMPANY
ING USA Annuity and Life Insurance Company is a stock company domiciled in Iowa.

SmartDesign Advantage -- 131799                                       05/01/2004

                       STATEMENT OF ADDITIONAL INFORMATION


                     SMARTDESIGN ADVANTAGE VARIABLE ANNUITY



                          DEFERRED COMBINATION VARIABLE
                           AND FIXED ANNUITY CONTRACT




                                    ISSUED BY
                               SEPARATE ACCOUNT B


                                       OF
                   ING USA ANNUITY AND LIFE INSURANCE COMPANY


This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the Prospectus for the ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company) Deferred Variable Annuity Contract, which is referred to herein. The Prospectus sets forth information that a prospective investor ought to know before investing. For a copy of the Prospectus, send a written request to ING USA Annuity and Life Insurance Company, Customer Service Center, P.O. Box 9271 Des Moines, IA 50306-9271 or telephone 1-800-366-0066.



                               DATE OF PROSPECTUS
                                       AND
                      STATEMENT OF ADDITIONAL INFORMATION:

                                   May 1, 2004

                                TABLE OF CONTENTS

         ITEM                                                              PAGE

Introduction...............................................................
Description of ING USA Annuity and Life Insurance Company..................
Separate Account B ........................................................
Safekeeping of Assets .....................................................
The Administrator..........................................................
Independent Auditors.......................................................
Distribution of Contracts..................................................
IRA Partial Withdrawal Option..............................................
Other Information..........................................................
Financial Statements of ING USA Annuity and Life Insurance Company.........
Financial Statements of Separate Account B.................................

INTRODUCTION

This Statement of Additional Information provides background information regarding Separate Account B.

DESCRIPTION OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company) ("ING USA") is an Iowa stock life insurance company, which was originally incorporated in Minnesota on January 2, 1973. ING USA is a wholly owned subsidiary of Lion Connecticut Holdings Inc. ("Lion Connecticut"), which in turn is a wholly owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in The Netherlands. ING USA is authorized to sell insurance and annuities in all states, except New York and the District of Columbia. ING USA's consolidated financial statements appear in the Statement of Additional Information.

As of December 31, 2003, ING USA had approximately $1,343.1 million in stockholder's equity and approximately $24.2 billion in total assets, including approximately $17 billion of separate account assets. ING USA is authorized to do business in all jurisdictions except New York. ING USA offers variable insurance products. Reliastar Life Insurance Company of New York ("RLNY"), an affiliate of ING USA, is licensed to do variable annuity business in the state of New York.

SEPARATE ACCOUNT B

Separate Account B is a separate account established by the Company for the purpose of funding variable annuity contracts issued by the Company. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company act of 1940, as amended. Purchase payments to accounts under the contract may be allocated to one or more of the subaccounts. Each subaccount invests in the shares of only one of the funds offered under the contracts. We may make additions to, deletions from or substitutions of available investment options as permitted by law and subject to the conditions of the contract. The availability of the funds is subject to applicable regulatory authorization. Not all funds are available in all jurisdictions or under all contracts.

SAFEKEEPING OF ASSETS

ING USA acts as its own custodian for Separate Account B.

THE ADMINISTRATOR

Effective January 1, 1997, Equitable Life Insurance Company of Iowa ("Equitable Life") and ING USA became parties to a service agreement pursuant to which Equitable Life agreed to provide certain accounting, actuarial, tax, underwriting, sales, management and other services to ING USA. Expenses incurred by Equitable Life in relation to this service agreement were reimbursed by ING USA on an allocated cost basis. Equitable Life billed ING USA $2,344,000, and $570,000 pursuant to the service agreement in 2003, 2002 respectively.
Effective January 1, 2004, Equitable Life was merged into ING USA.

INDEPENDENT AUDITORS

Ernst & Young LLP, Suite 2800, 600 Peachtree Street, Atlanta GA 30308, independent auditors, performs annual audits of ING USA (formerly Golden American Life Insurance Company) and Separate Account B.

DISTRIBUTION OF CONTRACTS

The offering of contracts under the prospectus associated with this Statement of Additional Information is continuous. Directed Services, Inc. ("DSI"), an affiliate of ING USA, acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products (the "variable insurance products") issued by ING USA. The contracts are distributed through registered representatives of other broker-dealers who have entered into selling agreements with DSI. For the years ended 2003, 2002 and 2001 commissions paid by ING USA, including amounts paid by its affiliated Company, RLNY, to DSI aggregated $270,633,000, $287,208,000, and $223,321,000, respectively. All commissions received by the distributor were passed through to the broker-dealers who sold the contracts. DSI is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380-1478.

Under a management services agreement, last amended in 1995, ING provides to DSI certain of its personnel to perform management, administrative and clerical services and the use of certain facilities. ING USA charges DSI for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and the remainder allocated based on the estimated amount of time spent by ING USA's employees on behalf of DSI. In the opinion of management, this method of cost allocation is reasonable. This fee, calculated as a percentage of average assets in the variable separate accounts, was $27,898,000, $25,914,000, and $23,138,000, for the years ended 2003, 2002, and 2001, respectively.

PUBLISHED RATINGS

From time to time, the rating of ING USA as an insurance company by A.M. Best may be referred to in advertisements or in reports to contract owners. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's ratings range from A+ + to F. An A++ and A+ ratings mean, in the opinion of A.M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations.

ACCUMULATION UNIT VALUE

The calculation of the Accumulation Unit Value ("AUV") is discussed in the prospectus for the Contracts under Condensed Financial Information. Note that in your Contract, accumulation unit value is referred to as the Index of Investment Experience. The following illustrations show a calculation of a new AUV and the purchase of Units (using hypothetical examples). Note that the examples below are calculated for a Contract issued with the death benefit option with the highest mortality and expense risk charge. The mortality and expense risk charge associated with other death benefit options are lower than that used in the examples and would result in higher AUV's or contract values.


ILLUSTRATION OF CALCULATION OF AUV
         EXAMPLE 1.

1.   AUV, beginning of period                                           $ 10.00
2.   Value of securities, beginning of period                           $ 10.00
3.   Change in value of securities                                      $  0.10
4.   Gross investment return (3) divided by (2)                            0.01
5.   Less daily mortality and expense charge                         0.00004280
6.   Less asset based administrative charge                          0.00000411
7.   Net investment return (4) minus (5) minus (6)                  0.009953092
8.   Net investment factor (1.000000) plus (7)                      1.009953092
9.   AUV, end of period  (1) multiplied by (8)                    $ 10.09953092

ILLUSTRATION OF PURCHASE OF UNITS (ASSUMING NO STATE PREMIUM TAX) EXAMPLE 2.

1.   Initial premium payment                                            $ 1,000
2.   AUV on effective date of purchase (see Example 1)                  $ 10.00
3.   Number of units purchased (1) divided by (2)                           100
4.   AUV for valuation date following purchase
     (see Example 1)                                              $ 10.09953092
5.   Contract Value in account for valuation date
     following purchase (3) multiplied by (4)                        $ 1,009.95

IRA PARTIAL WITHDRAWAL OPTION

If the contract owner has an IRA contract and will attain age 70 1/2 in the current calendar year, distributions will be made in accordance with the requirements of Federal tax law. This option is available to assure that the required minimum distributions from qualified plans under the Internal Revenue Code (the "Code") are made. Under the Code, distributions must begin no later than April 1st of the calendar year following the calendar year in which the contract owner attains age 70 1/2. If the required minimum distribution is not withdrawn, there may be a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn. Even if the IRA Partial Withdrawal Option is not elected, distributions must nonetheless be made in accordance with the requirements of Federal tax law.

ING USA notifies the contract owner of these regulations with a letter mailed in the calendar year in which the contract owner reaches age 70 1/2 which explains the IRA Partial Withdrawal Option and supplies an election form. If electing this option, the owner specifies whether the withdrawal amount will be based on a life expectancy calculated on a single life basis (contract owner's life only) or, if the contract owner is married, on a joint life basis (contract owner's and spouse's lives combined). The contract owner selects the payment mode on a monthly, quarterly or annual basis. If the payment mode selected on the election form is more frequent than annually, the payments in the first calendar year in which the option is in effect will be based on the amount of payment modes remaining when ING USA receives the completed election form. ING USA calculates the IRA Partial Withdrawal amount each year based on the minimum distribution rules. We do this by dividing the contract value by the life expectancy. In the first year withdrawals begin, we use the contract value as of the date of the first payment. Thereafter, we use the contract value on December 31st of each year. The life expectancy is recalculated each year. Certain minimum distribution rules govern payouts if the designated beneficiary is other than the contract owner's spouse and the beneficiary is more than ten years younger than the contract owner.

OTHER INFORMATION

Registration statements have been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statements, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

CONSOLIDATED FINANCIAL STATEMENTS OF ING USA ANNUITY AND LIFE INSURANCE COMPANY

The audited consolidated financial statements of ING USA Annuity and Life Insurance Company, the statutory financial statements of acquired businesses and unaudited proforma financial information are listed below and are included in this Statement of Additional Information:

   Report of Independent Auditors
   Audited  Consolidated Financial Statements of ING USA Annuity
     and Life Insurance Company
    Consolidated Income Statements for the years ended December 31, 2003, 2002 and 2001
    Consolidated Balance Sheets as of December 31, 2003 and 2002
    Consolidated Statements of Changes in Shareholder's Equity for the years ended December 31, 2003, 2002 and 2001
    Consolidated Statements of Cash Flows for the years ended December 31, 2003,
      2002 and 2001
   Notes to Consolidated Financial Statements
   Other Financial Statements
    Financial Statements of Businesses Acquired
    Financial Statements-Statutory Basis of Equitable Life Insurance Company
      of Iowa as of December 31, 2003 and 2002
    Financial Statements-Statutory Basis of United Life and Annuity Insurance
      Company as of December 31, 2003 and 2002
    Financial Statements-Statutory Basis of USG Annuity & Life Company as of
      December 31, 2003 and 2002
    Unaudited Pro Forma Financial Information in Accordance with Accounting
      Principles Generally Accepted in the United States of America

                   FINANCIAL STATEMENTS OF SEPARATE ACCOUNT B

The audited financial statements of Separate Account B are listed below and are included in this Statement of Additional Information:

    Report of Independent Auditors
    Audited  Financial Statements of ING USA Annuity and Life Insurance Company
       Separate Account B
      Statement of Assets and Liabilities as of December 31, 2003
      Statement of Operations for the year ended December 31, 2003
      Statements of Changes in Net Assets for the years ended December 31, 2003 and 2002
    Notes to Financial Statements

ING ING USA ANNUITY AND LIFE INSURANCE
COMPANY SEPARATE ACCOUNT B OF ING USA ANNUITY AND LIFE INSURANCE COMPANY SEPARATE ACCOUNT EQ OF ING USA ANNUITY AND LIFE INSURANCE COMPANY

                              PROSPECTUS SUPPLEMENT
                                DATED MAY 1, 2004

                         SUPPLEMENT TO THE PROSPECTUSES
                                       FOR
            DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
              ISSUED BY ING USA ANNUITY AND LIFE INSURANCE COMPANY

                           NOTICE OF FUND SUBSTITUTION

ING USA Annuity and Life Insurance Company (the "Company") and ING USA Annuity and Life Insurance Company Separate Account B (the "Separate Account") recently filed an application with the Securities and Exchange Commission to permit the substitution of the PIMCO High Yield Portfolio in which a sub-account of the Separate Account invests (the "Replaced Fund") to be replaced with the ING PIMCO High Yield Portfolio (the Substitute Fund). The SEC issued an order authorizing the substitution, and the substitution is effective May 1, 2004.

IMPORTANT INFORMATION ABOUT THE SUBSTITUTION.

o    The effective date of the substitution is May 1, 2004.

o For thirty days thereafter you may transfer amounts invested in the sub-account which invests in the Replaced Fund to any other sub-account or the fixed account free of charge and any such transfers will not count as a transfer when imposing any applicable restriction or limit on transfers;

o You will not incur any fees or charges or any tax liability because of the substitution, and your contract value immediately before the substitution will equal your contract value immediately after the substitution.

o The investment objective and policies of the Substitute Fund are substantially the same as the investment objective and policies of the Replaced Fund. The investment objective of the Substitute Fund is more fully described below.

o The total expenses of the Substitute Fund are less than or equal to the total expenses of the Replaced Fund. The total expenses of the Substitute Fund are more fully described below.

o A prospectus for the Substitute Fund is enclosed. Read this prospectus carefully before deciding whether to transfer amounts invested in the sub-account which invests in the Substitute Fund to any other sub-account or the fixed account.

SUBSTITUTE FUND FEES AND CHARGES. The following information shows the investment advisory fees and other expenses charged annually by the Substitute Funds. The figures are a percentage of the average net assets of the fund as of December 31, 2003. See the prospectus for the fund for more information concerning these expenses.

                                                                                                    FEES AND       TOTAL NET
                                                                                    TOTAL GROSS     EXPENSES      ANNUAL FUND
                                       MANAGEMENT    DISTRIBUTION       OTHER       ANNUAL FUND     WAIVED OR      EXPENSES
             FUND NAME                    FEES       (12B-1) FEES     EXPENSES       EXPENSES      REIMBURSED
ING PIMCO High Yield Portfolio            0.49%          0.25%          0.01%          0.75%           --            0.75%
(Service Class) 1, 2, 3


1 The estimated operating expenses for shares of each Portfolio are shown as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Portfolio's actual operating expenses for its most recently completed fiscal year.

2 Through a "bundled fee" arrangement, Directed Services, Inc., the Trust's manager, is paid a single fee for advisory, administrative, custodial, transfer agency, auditing and legal services necessary for the ordinary operation of the Portfolio. The Portfolio would bear any extraordinary expenses.

3    Because the Portfolio is new, expenses shown above are estimated.

132731-ING USA Fund Sub                                              05/01/2004

SUBSTITUTE FUND INVESTMENT ADVISER AND INVESTMENT OBJECTIVE. The following information lists the investment adviser and subadviser and information regarding the investment objective of the Substitute Fund. More detailed information about this fund can be found in the current prospectus and Statement of Additional Information for the fund.


---------------------------------------- ---------------------------------------------- ---------------------------------------
                               INVESTMENT ADVISER/
               FUND NAME                                  SUBADVISER                             INVESTMENT OBJECTIVE
---------------------------------------- ---------------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------------- ---------------------------------------
ING PIMCO HIGH YIELD PORTFOLIO (CLASS S) Investment Adviser:                            Seeks maximum total return,
                                         -------------------
                                         Directed Services, Inc.                        consistent with preservation of
                                         Investment Subadviser:                         capital and prudent investment
                                                    ----------
                                         Pacific Investment Management Co.              management.  The Portfolio normally
                                                                                        invests at least 80% of its assets in
                                                                                        a diversified portfolio of high yield
                                                                                        securities ("junk bonds") rated below
                                                                                        investment grade but rated at least
                                                                                        B-.
---------------------------------------- ---------------------------------------------- ---------------------------------------


132731-ING USA Fund Sub                                              05/01/2004